 As filed with the U.S. Securities and Exchange Commission on May 25, 2001

                                                 Registration No. 333-60080
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ----------------
                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                     [_]
                       PRE-EFFECTIVE AMENDMENT NO. 1
                        POST-EFFECTIVE AMENDMENT NO. [_]
                               ----------------
                           Medallion Financial Corp.
             (Exact Name of Registrant as Specified in Its Charter)

                  437 Madison Avenue, New York, New York 10022
                                 (212) 328-2100
   (Address and Telephone Number, Including Area Code, of Principal Executive
                                    Offices)
                               ----------------

                              Alvin Murstein
                            Chief Executive Officer
                           Medallion Financial Corp.
                               437 Madison Avenue
                            New York, New York 10022
                    (Name and Address of Agent for Service)
                               ----------------
                                With Copies to:

     Christopher E. Manno, Esq.                 Dennis J. Block, Esq.
      Willkie Farr & Gallagher              Cadwalader, Wickersham & Taft
         787 Seventh Avenue                        100 Maiden Lane
      New York, New York 10019                 New York, New York 10038
           (212) 728-8000                           (212) 504-6000

                               ----------------
   Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

   If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [_]
                               ----------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                           Proposed    Proposed
                                            Maximum     Maximum
                                 Amount    Offering    Aggregate   Amount of
     Title of Securities         Being       Price     Offering   Registration
       Being Registered        Registered Per Unit(1)    Price        Fee
------------------------------------------------------------------------------
Common Stock, $0.01 par value
 per share...................  3,450,000    $12.68    $43,746,000  $10,936.50
------------------------------------------------------------------------------
------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended.

   It is proposed that this filing will become effective (check appropriate box):

[X] when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

[_] This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933 and the Securities Act registration statement number of the earlier effective registration
  statement for the same offering is 333-   .
                               ----------------
   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+The information in this prospectus is not complete and may be changed. We may + +not sell these securities until the Securities and Exchange declares our + +registration statement effective. This prospectus is not an offer to sell + +these securities and is not soliciting an offer to buy these securities in +
+any state where the offer or sale is not permitted.                           +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

PRELIMINARY PROSPECTUS         Subject to completion           May 25, 2001
--------------------------------------------------------------------------------

3,000,000 Shares



           Medallion Financial Corp.
Common Stock

--------------------------------------------------------------------------------


We are a specialty finance company that originates and services loans that finance taxicab medallions and various types of commercial loans. We are an internally managed closed-end management company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are offering 3,000,000 shares of our common stock.

This prospectus sets forth concisely the information about us that a prospective investor should know before investing. Please read this prospectus before investing and keep it for future reference. It contains important information about us.

To learn more about us, you may want to look at the Statement of Additional Information (SAI) dated May 25, 2001, which is available free of charge by contacting us at 437 Madison Avenue, New York, NY 10022 (800)829-4867.

We have filed the SAI with the Securities and Exchange Commission and have incorporated it by reference into this prospectus. The SAI's table of contents appears on page 66 of the prospectus. The Securities and Exchange Commission maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about us.

Our common stock is quoted on the Nasdaq National Market under the symbol "TAXI". The last reported sale price of our common stock on May 24, 2001 was $11.00 per share.

Before buying any of these shares, you should carefully consider the risk factors described in "Risk Factors" beginning on page 11.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                                                           Per share Total
--------------------------------------------------------------------------
Public offering price                                       $        $
--------------------------------------------------------------------------
Underwriting discounts and commissions (sales load)         $        $
--------------------------------------------------------------------------
Proceeds to Medallion(1)                                    $        $
--------------------------------------------------------------------------

(1) Before deducting expenses payable by us, estimated at $   .

We have granted the underwriters a 30-day option to purchase up to 450,000 additional shares of common stock from us to cover over-allotments, if any.
Delivery of the shares of common stock will be made on or about      , 2001.

UBS Warburg                                          U.S. Bancorp Piper Jaffray

                           Medallion Financial Corp.
                             Cross-Reference Sheet
              Parts A and B of the Form N-2 Registration Statement

 Item                                               Caption or Location in
 Number Heading                                     Registration Statement
 ------ -------                                     ----------------------
  1     Outside Front Cover........................ Outside Front Cover Page
  2     Inside Front and Outside Back Cover Page... Inside Front Cover Page
  3     Fee Table and Synopsis..................... Fees and Expenses
  4     Financial Highlights....................... Summary Consolidated
                                                     Financial Data;
                                                     Management's Discussion
                                                     and Analysis of Financial
                                                     Condition and Results of
                                                     Operations; Senior
                                                     Securities, Attached
                                                     Financial Statements
  5     Plan of Distribution....................... Underwriting
  6     Selling Stockholders....................... Not Applicable
  7     Use of Proceeds............................ Use of Proceeds
  8     General Description of Registrants......... Outside Front Cover;
                                                     Prospectus Summary; Risk
                                                     Factors; Business; Summary
                                                     Consolidated Financial
                                                     Data; Description of
                                                     Capital Stock, Attached
                                                     Financial Statements
  9     Management................................. Management; Custodian,
                                                     Transfer Agent, Dividend
                                                     Disbursing Agent and
                                                     Registrar; Control Persons
                                                     and Principal Stockholders
                                                     in the SAI
 10     Capital Stock, Long-Term Debt
         and Other Securities......................  Description of Capital
                                                     Stock; Risk Factors;
                                                     Distributions and Price
                                                     Range of Common Stock;
                                                     Dividend Reinvestment
                                                     Plan; Capitalization;
                                                     Management's Discussion
                                                     and Analysis of Financial
                                                     Condition and Results of
                                                     Operations;
                                                     Capitalization; Business;
                                                     Capitalization
 11     Defaults and Arrears on Senior Securities.. Risk Factors; Business
 12     Legal Proceedings.......................... Legal Proceedings
 13     Table of Contents of the Statement          Table of Contents of the
         of Additional Information.................  SAI
 14     Cover Page................................. Front Cover Page of the SAI
 15     Table of Contents.......................... Front Cover Page of the SAI
 16     General Information and History............ Not Applicable
 17     Investment Objectives and Policies......... Investment Objectives,
                                                     Policies and Restrictions
                                                     in the SAI
 18     Management................................. Management in the
                                                     Prospectus and SAI
 19     Control Persons and Principal               Control Persons and
         Holders of Securities.....................  Principal Stockholders in
                                                     the SAI
 20     Investment Advisory and Other Services..... Not Applicable
 21     Brokerage Allocation and Other Practices... Not Applicable
 22     Tax Status................................. Federal Income Tax
                                                     Consideration in the SAI
 23     Financial Statements....................... Summary Consolidated
                                                     Financial Data and
                                                     Attached Financial
                                                     Statements

Part C

* Pursuant to General Instruction on Form N-2, all items required to be set forth in Part C are set forth in Part C.

   No person has been authorized to give any information or to make any representations other than those contained or incorporated by reference in this prospectus and, if given or made, such information or representations must not be relied upon as having been authorized. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy any securities other than the securities described in this prospectus or an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that the information contained or incorporated by reference herein is correct as of any time subsequent to the date of such information.

                               ----------------

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
FEES AND EXPENSES........................................................   1
SUMMARY..................................................................   2
BUSINESS OF MEDALLION FINANCIAL CORP. ...................................   2
THE OFFERING.............................................................   5
SUMMARY CONSOLIDATED FINANCIAL DATA......................................   6
SENIOR SECURITIES........................................................   9
WHERE YOU CAN FIND ADDITIONAL INFORMATION................................  10
RISK FACTORS.............................................................  11
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS..........................  17
USE OF PROCEEDS..........................................................  18
DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK............................  18
CAPITALIZATION...........................................................  20
FINANCIAL DATA...........................................................  21
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
 OF OPERATIONS...........................................................  24
BUSINESS.................................................................  40
LEGAL PROCEEDINGS........................................................  56
MANAGEMENT...............................................................  56
CERTAIN TRANSACTIONS.....................................................  59
DETERMINATION OF NET ASSET VALUE.........................................  59
DIVIDEND REINVESTMENT PLAN...............................................  59
DESCRIPTION OF CAPITAL STOCK.............................................  61
UNDERWRITING.............................................................  64
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR.......  65
REPORTS TO STOCKHOLDERS..................................................  65
LEGAL MATTERS............................................................  65
EXPERTS..................................................................  65
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................  66
INDEX TO FINANCIAL STATEMENTS............................................ F-1

                               FEES AND EXPENSES

   This table describes the various costs and expenses that an investor in our securities will bear directly or indirectly:

                                  Fee Table(1)

Stockholder Transaction Expenses
  Sales load (as a percentage of offering price)..................  5.70%(2)
  Dividend reinvestment plan fees.................................  None(3)
Annual Expenses (as a percentage of net assets attributable to common stock)(4)
  Interest payments on borrowed funds............................. 19.15(5)
  Operating expenses.............................................. 12.81(3)(6)
                                                                   -----
Total Annual Expenses............................................. 31.96%
                                                                   =====

--------
(1) Based on estimated amounts for the current fiscal year.
(2) The sales load, which represents the underwriting discount, is a one-time fee paid by us to the underwriters in connection with this offering, and is the only sales load paid in connection with this offering. See "Underwriting."
(3) The expenses of our dividend reinvestment plan are included in stock record expenses, a component of "Operating expenses." The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases.

(4) Net assets attributable to common stock equals net assets (i.e., total assets less total liabilities) at March 31, 2001.
(5) Interest payments on borrowed funds consist primarily of interest payable under credit agreements with banks, on senior secured notes, commercial paper and subordinated Small Business Administration debentures.
(6) Operating expenses consist primarily of compensation and employee benefits, data processing, advertising, travel and other marketing expenses, occupancy costs and other similar expenses.

Example

   The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts assume no increase or decrease in leverage and are based upon payment by an investor of a 5.70% sales load (the underwriting discount paid by us in connection with this offering) and payment by us of operating expenses at the levels set forth in the table above.

   An investor would pay the following expenses on a $1,000 investment, assuming (i) a 5.0% annual return and (ii) reinvestment of all dividends and distributions at net asset value:

      1 Year               3 Years                         5 Years                         10 Years
      ------               -------                         -------                         --------
       $377                 $713                            $874                             $997

   This example as well as the information set forth in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive shares purchased by the dividend reinvestment plan agent at the market price in effect at the time, which may be at, above or below net asset value. See "Distributions and Price Range of Common Stock" and "Dividend Reinvestment Plan."

                                    SUMMARY

   The items in the following summary are described in more detail later in this prospectus. This summary provides an overview of selected information and does not contain all the information you should consider. Therefore, you should also read the more detailed information set out in this prospectus, the financial statements and the information incorporated by reference into this prospectus.

                     BUSINESS OF MEDALLION FINANCIAL CORP.

General

   We are a specialty finance company with a leading position in the origination and servicing of loans that finance taxicab medallions. We also originate and service various types of commercial loans. Since 1996, we have increased our medallion loan portfolio at a compound annual growth rate of 18% and our commercial loan portfolio at a compound annual growth rate of 38%. Our total assets under management approximated $780 million at March 31, 2001 and have grown from $215 million at the end of 1996, a compound annual growth rate of 35%. Although some of our medallion loans have from time to time been in arrears or in default, we have not experienced a loss of principal on a medallion loan to date.

   At March 31, 2001, $285 million, or 58%, of total loans were comprised of medallion loans and $205 million or 42% were comprised of other commercial loans.

   As an adjunct to our medallion loan and commercial loan businesses, we also operate one of the largest taxicab rooftop advertising businesses in the United States. Currently, we provide advertising space in over 30 metropolitan areas across the United States. Since 1996, we have increased the number of our taxicab rooftop displays from 1,550 to approximately 10,800 at March 31, 2001, a compound annual growth rate of 47%.

Our Management and Our Structure

   We have assembled a management team which has extensive experience in our lines of business. Alvin Murstein, our Chairman and Chief Executive Officer, has over 40 years of experience in the ownership, management and financing of taxicab medallions. Andrew M. Murstein, our President, is the third generation in his family to be active in the business. In addition to our medallion loan experience, our Chief Operating and Credit Officer has over 25 years of commercial banking experience, our Chief Financial Officer has over 35 years of finance company experience, the head of our commercial lending area has over 35 years of commercial banking experience, and the President of our taxi rooftop advertising business has over 40 years of outdoor advertising experience.

   We are a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (1940 Act). Our investment objectives are to provide a high level of distributable income our to stockholders, consistent with the preservation of capital, as well as long-term growth of net asset value.

   We have elected to be treated as a business development company registered under the 1940 Act. See "Regulation." In addition, we have elected to be treated for tax purposes as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the Code). As a RIC, we will not be subject to U.S. federal income tax on any investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that we distribute to our stockholders if at least 90% of our investment company taxable income for that taxable year is distributed. We intend to pay quarterly cash dividends to comply with this requirement. Stockholders can elect to reinvest distributions. See "Dividend Reinvestment Plan."

Our Medallion Loans

   Medallion loans of $285 million comprised 58% of our $490 million total loan portfolio, as of March 31, 2001. Since 1979, we have originated, on a combined basis, approximately $1 billion in medallion loans in New York City, Chicago, Boston, Newark, Cambridge and other cities within the United States.

   The New York City Taxi and Limousine Commission (TLC) estimates that the total value of all the New York City taxicab medallions and related assets exceeds $3 billion. We estimate that the total value of all taxicab medallions and related assets in the United States exceeds $5 billion. We believe that we will continue to develop growth opportunities by further penetrating the highly fragmented medallion financing markets. In the future, we may enhance our portfolio growth rate with selective acquisitions of medallion financing businesses and their related portfolios. Since our initial public offering in May 1996, we have acquired several additional medallion loan portfolios.

   Our medallion loan portfolio is comprised mostly of fixed-rate loans, collateralized by first security interests in taxicab medallions and related assets. As of March 31, 2001, approximately 79%, in principal amount, of our medallion loans were in New York City. Although some of our medallion loans have from time to time been in arrears or in default, we have not experienced a loss of principal on any of our medallion loans to date. We estimate that the average loan-to-value ratio of all of our medallion loans is approximately 75%. In addition, we have recourse against a vast majority of the owners of the taxicab medallions and related assets through personal guarantees.

   On October 2, 2000, we acquired Freshstart Venture Capital Corporation (Freshstart), a specialty finance company. Freshstart operates as a Specialized Small Business Investment Company (SSBIC) and is regulated and financed in part by the Small Business Administration (SBA). Freshstart is regulated as a business development company under the 1940 Act and has elected to be treated as a RIC for federal income tax purposes. As an SSBIC, Freshstart's business is to provide loan financing to small and medium-sized businesses that qualify under SBA regulations as socially or economically disadvantaged. Freshstart makes a substantial portion of its loans to finance taxicab medallions, taxicabs and related assets, with the balance of the loans being made to other small business concerns.

Our Commercial Loans

   Commercial loans of $205 million comprised 42% of our $490 million total loan portfolio, as of March 31, 2001. From the inception of our commercial loan business in 1987 through March 31, 2001, we have originated more than 10,000 commercial loans in an aggregate principal amount of more than $425 million. We estimate that the average loan-to-value ratio of our commercial loan portfolio was approximately 70% on March 31, 2001. Our commercial loan portfolio consists of floating-rate, adjustable and fixed-rate loans. We have increased our commercial loan activity in recent years primarily because of the attractive higher-yielding, floating-rate nature of this type of lending. We plan to continue to expand our commercial loan activities to develop a more diverse borrower base and a wider geographic area of coverage, as well as to expand our targeted industries.

   Our commercial loans generally are secured by equipment, accounts receivable, real estate and other assets, and have interest rates averaging 200 basis points over the prevailing prime rate. As with our medallion loans, we require the vast majority of the principals of borrowers to personally guarantee commercial loans. Our aggregate realized loss of principal on commercial loans has averaged less than 1/2 of 1% per annum for each of the last five years.

   We originate the following types of commercial loans:

     Section 7(a) Loans: These loans are originated under the Section 7(a) program of the SBA through our Business Lenders LLC (BLL) subsidiary. Up to 75% of the amount of these loans (up to $1 million) are guaranteed by the U.S. government. These loans comprise approximately 29%, or $61 million of our commercial loan portfolio at March 31, 2001.

     Asset-Based Loans: We originate asset-based loans to small businesses for working capital through our Medallion Business Credit LLC (MBC) subsidiary. These loans comprise approximately 19%, or $41 million, of our commercial loan portfolio at March 31, 2001.

     Secured Mezzanine Loans: Through our Medallion Capital, Inc. (Medallion Capital) subsidiary we originate both senior and subordinated loans to businesses in a variety of industries, including radio and television stations, airport food service and telephone companies, and laser eye surgery clinics. Frequently, we receive warrants to purchase an equity interest in the companies to which we provide secured mezzanine loans. These loans comprised approximately 13%, or $27 million of our commercial loan portfolio at March 31, 2001.

     Other Commercial Secured Loans: We originate other commercial loans that are not concentrated in any particular industry. Our customer base includes food service, real estate, dry cleaners, laundromats, laser eye surgery clinics, and radio and television broadcast industries. These loans, which are generally fixed-rate loans, represent approximately 39%, or $82 million of our commercial loan portfolio at March 31, 2001.

Taxicab Rooftop Advertising

   Medallion Taxi Media, Inc. (Media) provides taxicab rooftop advertising, which is a relatively undeveloped segment of the out-of-home advertising industry. Out-of-home advertising includes:

  .  traditional outdoor advertising, such as billboards and posters;

  .  transit advertising, such as taxicabs, buses, bus shelters and subways;

  .  commuter train and airport advertising; and

  .  in-store point of sale advertising.

   We currently provide taxicab rooftop advertising in over 30 metropolitan areas and have the leading market share in New York, Los Angeles, Philadelphia, Dallas and Baltimore/Washington, D.C. Our goal is to become the leading national provider of taxicab rooftop advertising by establishing a presence in additional major U.S. metropolitan markets. As of March 31, 2001, we had approximately 10,800 installed displays.

   We believe that there are growth opportunities within our existing markets because only approximately 40% of New York City taxicabs, and less than 10% of taxicabs nationwide, have rooftop advertising. In addition, we believe that our growth will be facilitated by our reputation and relationship within the taxicab industry and because our advertising arrangement with the taxicab owners provides them with incremental income.

   On September 14, 2000, through a joint venture with Yahoo!, Inc., we introduced 10 Internet enabled taxicabs in New York. These taxicabs are equipped with Palm Inc.'s Palm Pilot VII handheld computers, allowing passengers to access the Internet while in transit. On February 8, 2001, we announced that Media entered into an agreement to acquire Taxi Media Network, the largest taxicab advertising company in Japan, which holds the rights to provide advertising on 7,000 taxis in Japan. This transaction is subject to a satisfactory due diligence review and other customary closing conditions.

Funding Our Lending Operations

   We fund our lending operations primarily through credit facilities with bank syndicates. We also have various other sources of funding available through fixed-rate, senior secured notes and long-term subordinated debentures issued to or guaranteed by the SBA, as well as private debt, and to a lesser extent secured commercial paper. The determination of funding sources is established by our management and is based upon an analysis of the respective financial and other costs and burdens associated with funding sources. We have approximately $334 million of revolving credit facilities and we have drawn down on our existing line of credit. Our objective is to have a good mix of both fixed and floating rate debt and to maximize our interest rate spreads.

Our Principal Offices

   Our principal offices are located at 437 Madison Avenue, New York, New York 10022. The telephone number at our offices is (212) 328-2100.

                                  The Offering

 Common stock offered by us(1).. 3,000,000 shares

 Common stock to be outstanding
  after this offering(1)(2)..... 17,582,035 shares

 Offering price................. $    per share

 Use of proceeds................ We plan to use the proceeds to make equity contributions to Freshstart and Medallion
                                 Capital to increase their borrowing capacity
                                 under their SBA loan commitments, and for
                                 general corporate purposes, which may include
                                 reducing our debt under the revolving
                                 facilities, originating additional loans,
                                 funding acquisitions and repurchasing loan
                                 participations.

 Nasdaq National Market symbol.. "TAXI"

 Distributions.................. We pay quarterly cash dividends to our stockholders of at least 90% of our investment
                                 company taxable income.

 Risk factors................... See "Risk Factors" and other information included in this prospectus for a discussion
                                 of factors you should carefully consider
                                 before deciding to invest in shares of our
                                 common stock.

--------

(1) Excludes 450,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. Calculated as of May 23, 2001.

(2) Excludes 1,030,600 shares issuable upon the exercise of options outstanding as of March 31, 2001 with a weighted average exercise price of $18.96 per share.

                      SUMMARY CONSOLIDATED FINANCIAL DATA

   You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto for the years ended December 31, 1998, 1999, and 2000 and the three months ended March 31, 2000 and 2001 included in and incorporated herein by reference. Financial information for the years ended December 31, 1996, 1997, 1998, 1999 and 2000 has been derived from audited financial statements. Financial information for the three months ended March 31, 2000 and 2001 is derived from unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. The financial data has been restated to reflect the acquisition of Freshstart, which was accounted for as a pooling of interests. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                                                          Three Months Ended
                                        Year Ending December 31,                               March 31,
                       -------------------------------------------------------------    ------------------------
                        1996(1)       1997        1998         1999         2000           2000         2001
                       ----------  ----------- -----------  -----------  -----------    -----------  -----------
                                 (in thousands, except per share data)                              (unaudited)
Statement of
 Operations Data:
Investment income....  $   12,292  $    27,658 $    37,854  $    44,076  $    55,356    $    14,531  $    13,374
Interest expense.....       5,328       10,864      16,967       20,988       28,944          6,817        7,201
                       ----------  ----------- -----------  -----------  -----------    -----------  -----------
Net interest income..       6,964       16,794      20,887       23,088       26,412          7,714        6,173
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(2).......         (63)         203       1,200         (214)        (421)          (319)        (427)
Other income.........         411        1,087       1,663        2,247        3,378            800          971
Gain on sale of
 loans...............         --           336       2,316        3,014        2,814            686          433
Accretion of negative
 goodwill............         421          722         722          722          351            181          --
Operating expenses...       3,042        6,590      13,696       17,470       22,909          4,559        4,686
Amortization of
 goodwill............         259          368         506          530          540            138          133
Dividends of minority
 interest............        (116)         --          --           --           --             --           --
Income tax provision
 (benefit)...........         436          930        (152)          49         (181)           --            37
                       ----------  ----------- -----------  -----------  -----------    -----------  -----------
Net investment
 income..............       3,880       11,254      12,738       10,808        9,266          4,366        2,294
Realized gain (loss)
 on investments,
 net.................         558           78       1,291       22,545       (3,884)           247         (898)
Change in unrealized
 appreciation
 (depreciation) of
 investments(3)......         758        1,929       2,581      (12,259)       2,159           (113)         893
                       ----------  ----------- -----------  -----------  -----------    -----------  -----------
Net increase in net
 assets resulting
 from operations(4)..  $    5,196  $    13,261 $    16,610  $    21,094  $     7,541    $     4,500  $     2,289
Net investment income
 per diluted share...  $     0.65  $      0.88 $      0.87  $      0.74  $      0.64    $      0.30  $      0.16
Net investment income
 per diluted share
 adjusted for
 acquisition and
 other non-recurring
 charges(5)..........        0.65         0.88        0.98         0.74         0.84           0.30         0.16
Net increase in net
 assets resulting
 from operations per
 diluted share.......        0.87         1.04        1.14         1.44         0.52           0.31         0.16
Dividends declared
 per share...........        0.34         0.88        1.16         1.27         1.19(6)        0.35         0.14
Weighted average
 common shares
 outstanding
 Basic...............   5,839,094   12,621,301  14,461,276   14,515,660   14,536,942     14,524,428   14,571,731
 Diluted.............   5,983,352   12,769,394  14,591,045   14,620,437   14,576,183     14,591,352   14,583,299

                                                                          At
                                       At December 31,                 March 31,
                         -------------------------------------------- -----------
                         1996(1)    1997     1998     1999     2000      2001
                         -------- -------- -------- -------- -------- -----------
                                        (in thousands)                (unaudited)
Balance Sheet Data:
Investments............. $197,104 $334,141 $408,208 $489,567 $514,154  $494,572
Total assets............  215,277  362,168  448,037  533,924  560,715   548,659
Notes payable...........   96,450  138,750  120,600  195,450  305,700   319,470
Commercial paper........      --       --   103,082   93,984   24,066       764
Senior secured notes....      --       --       --    45,000   45,000    45,000
Subordinated SBA
 debentures.............   38,806   53,540   55,360   22,770   21,360    21,360
Total liabilities.......  140,205  206,306  292,490  376,263  412,982   398,239
Negative goodwill.......      258    1,795    1,073      351      --        --
Total stockholders'
 equity.................   74,814  154,067  154,474  157,310  147,733   150,419

                                                                      Three
                                                                     Months
                                                                      Ended
                                  Year Ended December 31,           March 31,
                             ------------------------------------  ------------
                             1996(1)  1997    1998   1999   2000   2000   2001
                             ------- ------  ------  -----  -----  -----  -----
                                                                   (unaudited)
Selected Financial Ratios
 and Other Data:
Return on average assets(7)
Net investment income......    3.32%   3.81%   3.14%  2.20%  1.69%  3.21%  1.68%
Net increase in net assets
 resulting from
 operations................    4.39    4.49    4.10   4.30   1.38   3.31   1.65
Net increase in net assets
 resulting from operations
 adjusted for acquisition
 and other non-recurring
 charges(5)................    4.39    4.49    4.47   4.30   1.95   3.31   1.65
Return on average equity(8)
Net investment income......    5.45    7.30    8.25   6.87   6.27  10.79   6.20
Net increase in net assets
 resulting from
 operations................    7.16   11.28   10.77  13.53   4.94  11.28   6.15
Net increase in net assets
 resulting from operations
 adjusted for acquisition
 and other non-recurring
 charges(5)................    7.16   11.28   11.74  13.53   7.00  11.28   6.15
Weighted average yield, end
 of period(9)..............    11.0  10.2(1)    9.9    9.9   10.6    9.9   10.3
Weighted average cost of
 funds, end of period(10)..     7.2   7.2(1)    6.5    7.1    7.7    6.9    6.6
Net interest spread, end of
 period(11)................     3.8   3.0(1)    3.4    2.8    2.9    3.0    3.7
Other income ratio(12).....     0.2     0.3     0.4    0.5    0.7    1.1    0.8
Operating expense
 ratio(13).................     1.4     1.8     3.1    3.3    4.1    3.3    3.4
Medallion loans as a
 percentage of total
 investment portfolio......    68.3  72.1(1) 70.1(1)  65.8   58.2   65.0   57.9
Commercial loans as a
 percentage of total
 investment portfolio......    30.5  25.5(1) 27.1(1)  33.8   41.4   35.0   41.7
Equity investments as a
 percentage of total
 investment portfolio......     1.2     2.2     2.8    0.4    0.4    0.0    0.4
Investments to assets(14)..    91.6    92.3    91.1   91.7   91.7   92.7   89.8
Equity to assets(15).......    33.7    42.5    34.5   29.5   26.4   29.2   27.4
Debt to equity(16).........   186.4   124.8   180.6  227.1  268.1  236.3  257.0

--------
 (1) Does not include financial information for Freshstart.
 (2) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from our investment in Media.
 (3) Change in unrealized appreciation (depreciation) of investments represents the increase (decrease) for the period in the fair value of our investments.
 (4) Net increase in net assets resulting from operations is the sum of net investment income, realized gains or losses on investments and change in unrealized appreciation (depreciation) on investments.

 (5) We consider net investment income before acquisition and other non-recurring charges to be a more appropriate measure of operating performance; consequently, this calculation represents net investment income plus acquisition-related and other non-recurring charges of $3.14 million in 2000, and $1.494 million in 1998, divided by weighted average diluted common shares outstanding.
 (6) Includes $0.36 per share declared on November 17, 2000 and paid on January 12, 2001 to stockholders of record as of December 8, 2000.
 (7) Return on average assets represents the net investment income or net increase in net assets resulting from operations, for the period indicated, divided by average total assets.
 (8) Return on average equity represents the net investment income or net increase in net assets resulting from operations, for the period indicated, divided by average stockholders' equity.
 (9) Weighted average yield, end of period represents the end of the year weighted average interest rate on investments at the date indicated.
(10) Weighted average cost of funds, end of period represents the end of the year weighted average interest rate on debt at the date indicated.
(11) Net interest spread, end of period represents weighted average yield, end of period less weighted average cost of funds, end of period.
(12) Other income ratio represents other income, for the year indicated, divided by investments.
(13) Operating expense ratio represents operating expenses, for the year indicated, divided by total assets.

(14) Represents total investments divided by total assets as of December 31 or March 31, as applicable.

(15) Represents total stockholders' equity divided by total assets as of December 31 or March 31, as applicable.

(16) Represents total debt (commercial paper, notes payable to banks, senior secured notes, and SBA debentures payable) divided by total stockholders' equity as of December 31 or March 31, as applicable.

                               Senior Securities

                              Total Amount
                               Outstanding
                              Exclusive of                    Average Market
                                Treasury    Asset Coverage    Value Per Unit
                              Securities(1)  Per Unit(2)   (Exclude Bank Loans)
                              ------------- -------------- --------------------
Quarter ended March 31, 2001
  Commercial paper........... $    763,708      $    3             N/A
  Notes payable to banks.....  319,470,000       1,235             N/A
  Senior secured notes.......   45,000,000         174             N/A
Year ended December 31, 2000
  Commercial paper...........   24,066,269          90             N/A
  Notes payable to banks.....  305,700,000       1,137             N/A
  Senior secured notes.......   45,000,000         167             N/A
Year ended December 31, 1999
  Commercial paper...........   93,984,000         416             N/A
  Notes payable to banks.....  190,450,000         843             N/A
  Senior secured notes.......   45,000,000         199             N/A
Year ended December 31, 1998
  Commercial paper...........  103,082,000         793             N/A
  Notes payable to banks.....  115,600,000         890             N/A
Year ended December 31, 1997
  Notes payable to banks.....  137,750,000       2,093             N/A
Year ended December 31, 1996
  Notes payable to banks.....   96,450,000       1,778             N/A

--------
(1) Total amount of each class of senior securities outstanding at the end of the period presented.
(2) The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

                   WHERE YOU CAN FIND ADDITIONAL INFORMATION

   We have filed a registration statement on Form N-2 with the SEC for the stock we are offering by this prospectus. This prospectus does not include all of the information contained in the registration statement. You should refer to the registration statement and its exhibits for additional information. Whenever we make reference in this prospectus to any of our contracts, agreements or other documents, the references are not necessarily complete and you should refer to the exhibits attached to the registration statement for copies of the actual contract, agreement or other document. We are subject to the informational requirements of the Securities and Exchange Act of 1934 and we file reports, proxy statements and other information with the SEC.

   You can read our SEC filings, including the registration statement, over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities located at 450 Fifth Street, NW, Washington, DC 20549, 7 World Trade Center, Suite 1300, New York, New York 10048 and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. You may also obtain copies of the copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities. Our SEC filings are also available at the office of the Nasdaq National Market. For further information on obtaining copies of our public filings at the Nasdaq National Market, you should call
(212) 656-5060.

   This prospectus which is part of a registration statement on Form N-2, filed by us with the SEC, does not contain all of the information set forth in the registration statement or the attachments. For further information with respect to our business and our common stock, reference is made to the registration statement, including all the exhibits and schedules and the Statement of Additional Information (SAI), contained in the registration statement. You may obtain a copy of our SAI by writing to us at our principal office, located at 437 Madison Avenue, New York, New York 10022, attention Secretary or by calling Medallion at (800) 829-4867. You will not be charged by us for this document. The SAI is incorporated in its entirety in to this prospectus and its table of contents appears on page 66 of this prospectus.

   The SEC allows us to "incorporate by reference" into this prospectus the information we file with them, which means that we can disclose important information to you by referring to those documents. The information incorporated by reference is considered to be part of this prospectus, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and any future filings we will make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 until this offering is terminated:

     1. Our Annual Report on Form 10-K for the year ended December 31, 2000 (filed on April 2, 2001);

     2. Our Quarterly Report on Form 10-Q for the three months ended March 31, 2001 (filed on May 15, 2001); and

     3. Proxy Statement, dated May 2, 2001 (filed on April 27, 2001).

   You may request a copy of these filings, which we will provide to you at no cost by writing to us at our principal office, located at 437 Madison Avenue, New York, New York 10022, attention Secretary, or by calling Medallion at
(800) 829-4867.

                                  RISK FACTORS

   You should carefully consider the following risk factors before you decide to buy our common stock. You should also consider the other information in this prospectus as well as the other documents incorporated by reference.

Risks Related to Our Business

 Interest rate fluctuation may adversely affect the interest rate spread we receive on our taxicab medallion and commercial loans.

   Because we borrow money to finance the origination of loans, our income is dependent upon the difference between the rate at which we borrow funds and the rate at which we loan funds. While the loans in our portfolio in most cases bear interest at fixed-rates or adjustable-rates (which adjust at various intervals), we finance a substantial portion of our loans by incurring indebtedness with floating interest rates. As a result, our debt may adjust to a change in interest rates more quickly than the loans in our portfolio. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our portfolio income before net realized and unrealized gains. Accordingly, we, like most financial services companies, face the risk of interest rate fluctuations. Although we intend to continue to manage our interest rate risk through asset and liability management, including the use of interest rate caps, general rises in interest rates will tend to reduce our interest rate spread in the short term. In addition, we rely on our counterparties to perform their obligations under such interest rate caps.

 Because we must distribute our income, we have a continuing need for capital.

   We have a continuing need for capital to finance our lending activities. Our current sources of liquidity are the following:

  .  bank credit facilities;

  .  senior secured notes;

  .  sales of participations in loans;

  . fixed-rate, long-term SBA debentures that are issued to or guaranteed by the SBA;

  .  a secured commercial paper program; and

  .  loan amortization and prepayments.

   As a RIC we are required to distribute at least 90% of our investment company taxable income. Consequently, we primarily rely upon external sources of funds to finance growth. At March 31, 2001, we had fully drawn all capacity available under our $334 million bank credit facilities at variable effective rates of interest averaging below the prime rate. We minimize credit facility fees associated with the unused component of credit facilities by keeping the unused component as small as possible and periodically increasing the amounts available under the credit facilities only when necessary to fund portfolio growth. In addition, we are eligible to seek SBA funding. While we have recently received a commitment for $72 million in SBA funding, no assurance can be given that additional funding will be obtained.

 We may have difficulty raising capital to finance our planned level of lending operations.

   We may have difficulty raising the capital necessary to finance our planned level of lending operations. During December 2000, our outstanding commercial paper began to mature and was replaced by draws on the notes payable to our bank facility. The commercial paper was not renewed as a result of the loss of a credit rating due to the merger of our rating agencies and due to the remaining rating agency placing our rating on negative credit watch.

   In addition, we are currently unable to expand our borrowing lines until new banks join the lending syndicate or a debt offering is completed. Recently, the lead bank in our lending syndicate has approximately doubled its exposure to us and Medallion Funding Corp. (MFC) to $95 million as a result of a merger between the lead bank and another member of the lending syndicate. In September 2000, this bank asked us to find an additional participant to reduce its exposure.
We are actively seeking new members for the lending syndicate.

   Periodically, MFC must maintain certain covenants under its revolving credit facility. As of March 31, 2001, MFC was not in compliance with the covenant relating to interest expense ratios (resulting in similar non-compliance under its senior secured notes and Medallion's revolving credit facility). We are presently seeking a waiver under the revolving credit facility which would cure all such non-compliance under these agreements.

   We have initiated discussions regarding the renewal of our existing bank credit facilities, which mature on June 30, 2001 and September 30, 2001. Failure to renew these facilities may have a material adverse effect on our business and may limit our ability to grow our business. Although there can be no assurances, we expect a satisfactory result from these discussions.

 A decrease in prevailing interest rates may lead to more loan prepayments, which could adversely affect our business.

   Our borrowers generally have the right to prepay their loans upon payment of a fee ranging from 30 to 120 days' interest. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower's loan is high relative to prevailing interest rates. In a lower interest rate environment, we will have difficulty re-lending prepaid funds at comparable rates, which may reduce the net interest spread we receive.

 Lending to small businesses involves a high degree of risk and is highly speculative.

   Our commercial loan activity has increased in recent years. Lending to small businesses involves a high degree of risk, which can result in substantial losses and should be considered speculative. Our borrower base consists primarily of small business owners that have limited resources and that are generally unable to achieve financing from traditional sources. There is generally no publicly available information about these small business owners, and we must rely on the diligence of our employees and agents to obtain information in connection with our credit decisions. In addition, these small businesses often do not have audited financial statements. Some smaller businesses have narrower product lines and market shares than their competition. Therefore, they may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in these businesses.

 Our borrowers may default on their loans.

   We primarily invest in and lend to companies that may have limited financial resources. Numerous factors may affect a borrower's ability to repay its loan, including:

  .  the failure to meet its business plan;

  .  a downturn in its industry or negative economic conditions;

  . the death, disability or resignation of one or more of the key members of management; and

  .  the inability to obtain additional financing from traditional sources.

   Deterioration in a borrower's financial condition and prospects may be accompanied by deterioration in the collateral for the loan. Expansion of our loan portfolio, as well as increases in the proportion of our portfolio consisting of commercial loans, may have an adverse impact on the credit quality of the portfolio.

 We borrow money, which may increase the risk of investing in our common stock.

   We use financial leverage through bank syndicates, our senior secured notes, our commercial paper and our long-term, subordinated SBA debentures. Leverage poses certain risks for our stockholders:

  . it may result in higher volatility of both our net asset value and the market price of our common stock;

  . since interest is paid to our creditors before any income is distributed to our stockholders, fluctuations in the interest payable to our creditors may decrease the dividends and distributions to our stockholders; and

  . in the event of a liquidation of Medallion, our creditors would have claims on our assets superior to the claims of our stockholders.

   At March 31, 2001 we had $386.6 million of outstanding indebtedness, bearing a weighted annual interest cost of 6.61%. In order for us to cover annual interest payments on indebtedness, we must achieve annual returns on our portfolio of at least 5.17%.

   The following table illustrates the effect of leverage on the return to a common stockholder assuming annual returns on our portfolio (net of expenses) of minus ten, minus five, zero, five and ten percent. This table is designed to assist you in understanding the effect of leverage. The figures in the table are hypothetical and the actual returns may be greater or less than those appearing in the table.

                                             Effect of Leverage
                                       --------------------------------------
Assumed return on portfolio (net of
 expenses)............................    -10%      -5%      0%      5%    10%
Corresponding return to common
 stockholder(1)....................... (15.50)% (10.50)% (5.50)% (0.50)% 4.50%

--------

(1) Corresponding return to common stockholder was calculated by multiplying our total investments of $492.5 million by the assumed return on portfolio, and subtracting our projected annual interest expense of $27.0 million.

 Our failure to remedy certain internal control deficiencies could have an adverse affect on our business operations.

   In performing their audit of our financial statements for the year ended December 31, 2000, our independent auditors found conditions that they believed to be significant deficiencies in our internal accounting control structure. They did not believe that these conditions were material weaknesses. These conditions arose in part from our conversion of our loan accounting system in advance of the year 2000. While we believe that we can and will remedy these conditions in a timely fashion, failure to do so could have an adverse effect on our business operations.

   These matters were considered by our independent auditors during their audit and did not modify their unqualified opinion, dated April 2, 2001, that our consolidated financial statements present fairly, in all material respects, the financial position of Medallion and its subsidiaries as of December 31, 2000 and 1999, and the results of our operations and cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States.

   We have demonstrated improvements in our internal controls and levels of operation, and have hired additional senior management. We continue to take active steps to achieve further improvements to our operating policies and procedures.

 If we are unable to continue to diversify geographically, our business may be adversely affected if the New York taxicab industry experiences an economic downturn.

   Although we are diversifying from the New York City area, a significant portion of our taxicab advertising and loan revenue is derived from New York City taxicabs and medallion loans collateralized by New York City taxicab medallions. An economic downturn in the New York City taxicab industry could lead to an increase in defaults on our medallion loans and may also adversely affect the operation of our taxicab rooftop advertising business. There can be no assurance that we will be able to sufficiently diversify our operations geographically.

 The loss of certain key members of our senior management could adversely affect us.

   Our success is largely dependent upon the efforts of senior management. The death, incapacity or loss of the services of certain of these individuals could have an adverse effect on our operation and financial results. There can be no assurance that other qualified officers could be hired.

 Acquisitions may lead to difficulties which could adversely affect our operations.

   By their nature, corporate acquisitions entail certain risks, including those relating to undisclosed liabilities, the entry into new markets and personnel matters. We may have difficulty integrating the acquired operations or incur managing problems due to sudden increases in the size of our loan portfolio. In such instances, we might be required to modify our operating systems and procedures, hire additional staff, obtain and integrate new equipment and complete other tasks appropriate for the assimilation of new and increased business activities. There can be no assurance that we would be successful, if and when necessary, in minimizing these inherent risks or in establishing systems and procedures which will enable us to effectively achieve our desired results in respect of any of these or any future acquisitions.

 Competition from entities with greater resources and less regulatory restrictions may decrease our profitability.

   We compete with banks, credit unions and other finance companies, some of which are Small Business Investment Companies (SBICs), in the origination of medallion loans and commercial loans. We also compete with finance subsidiaries of equipment manufacturers. Many of these competitors have greater resources than us and certain competitors are subject to less restrictive regulations than we are. As a result, there can be no assurance that we will be able to continue to identify and complete financing transactions that will permit us to continue to compete successfully.

   Our taxicab rooftop advertising business competes with other taxicab rooftop advertisers as well as with all segments of the out-of-home advertising industry. We also compete with other types of advertising media, including cable and network television, radio, newspapers, magazines and direct mail marketing. Certain of these competitors have also entered into the rooftop advertising business. Many of these competitors have greater financial resources than Medallion and offer several forms of advertising as well as production facilities. There can be no assurance that we will continue to compete with these businesses successfully.

 The valuation of our loan portfolio is subjective and we may not be able to recover our estimated value in the event of a foreclosure.

   Under the 1940 Act, our loan portfolio must be recorded at fair value or "marked-to-market." Unlike other lending institutions, we are not permitted to establish reserves for loan losses. Instead, we adjust quarterly the valuation of our portfolio to reflect our estimate of the current realizable value of our loan portfolio. Since no ready market exists for this portfolio, fair value is subject to the good faith determination of our management and the approval of our board of directors. Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or the sale of portfolio loans we would be able to recover the amounts reflected on our balance sheet.

   In determining the value of our portfolio, the board of directors may take into consideration various factors such as the financial condition of the borrower and the adequacy of the collateral. For example, in a period of sustained increases in market interest rates, our board of directors could decrease its valuation of the portfolio if the portfolio consists primarily of fixed rate loans. Our valuation procedures are designed to generate values which approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results.

   Considering these factors, we have determined that the fair value of our portfolio is below its cost basis. At March 31, 2001, our net unrealized depreciation on investments was approximately $6.1 million. Based upon current market conditions and our current loan-to-value ratios, our board of directors believes that the net unrealized depreciation of investments is adequate to reflect the fair value of the portfolio.

 Changes in taxicab industry regulations which result in the issuance of additional medallions could lead to a decrease in the value of our medallion loan collateral.

   Every city in which we originate medallion loans, and most other major cities in the United States, limit the supply of taxicab medallions. This regulation results in supply restrictions that supports the value of medallions. Actions which loosen these restrictions and result in the issuance of additional medallions into a market could decrease the value of medallions in that market. If this were to occur, the value of the collateral securing our then outstanding medallion loans in that market could be adversely affected. We are unable to forecast with any degree of certainty whether any potential increases in the supply of medallions will occur.

   In New York City, Chicago and Boston, and in other markets where we originate medallion loans, taxicab fares are generally set by government agencies. Expenses associated with operating taxicabs are largely unregulated. As a result, the ability of taxicab operators to recoup increased expenses is limited over the short term. Escalating expenses can render taxicab operations less profitable, and could cause borrowers to default on loans from Medallion, and could potentially adversely affect the value of Medallion's collateral.

   A significant portion of our taxicab advertising and loan revenue is derived from loans collateralized by New York City taxicab medallions. According to New York City Taxi and Limousine Commission data, over the past 20 years New York City taxicab medallions have appreciated in value an average of 10.2% each year. However, for sustained periods during that time, taxicab medallions have declined in value. During the year 2000, the value of New York City taxicab medallions declined approximately 13%.

 Our failure to maintain our Subchapter M status could lead to a substantial reduction in the amount of income distributed to our stockholders.

   We, along with some of our subsidiaries, have qualified as regulated investment companies under Subchapter M of the Internal Revenue Code. Thus, we will not be subject to federal income tax on investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) distributed to our stockholders. If we or those of our subsidiaries that are also regulated investment companies were to fail to maintain Subchapter M status for any reason, our respective incomes would become fully taxable and a substantial reduction in the amount of income available for distribution to us and to our stockholders would result.

   To qualify under Subchapter M, we must meet certain income, distribution and diversification requirements. However, because we use leverage, we are subject to certain asset coverage ratio requirements set forth in the 1940 Act. These asset coverage requirements could, under certain circumstances, prohibit us from making distributions that are necessary to maintain our Subchapter M status or require that we reduce our leverage.

   In addition, the asset coverage and distribution requirements impose significant cash flow management restrictions on us and limit our ability to retain earnings to cover periods of loss, provide for future growth and pay for extraordinary items. Certain of our loans, including the medallion collateral appreciation participation loans, could also be re-characterized in a manner that would generate non-qualifying income for purposes of Subchapter M. In this event, if such income exceeds the amount permissible, we could fail to satisfy the requirement that a regulated investment company derive at least 90% of its gross income from qualifying sources, with the result that we would not meet the requirements of Subchapter M for qualification as a regulated investment company. Qualification as a regulated investment company under Subchapter M is made on an annual basis and, although we and some of our subsidiaries are qualified as regulated investment companies, no assurance can be given that we will each continue to qualify for such treatment. Failure to qualify under Subchapter M would subject us to tax on our income and would have a material adverse effect on our financial condition and results of operations.

 Our SBIC subsidiaries may be unable to meet the investment company requirements, which could result in the imposition of an entity-level tax.

   Some of our subsidiaries are regulated by the Small Business Investment Act of 1958. The Small Business Investment Act restricts distributions by an SBIC. Our SBIC subsidiaries, which are also regulated investment companies, could be prohibited by SBA regulations from making the distributions necessary to qualify as a regulated investment company. Each year, in order to comply with the SBA regulations and the regulated investment company distribution requirements, we must request and receive a waiver of the SBA's restrictions. While the current policy of the SBA's Office of SBIC Operations is to grant such waivers if the SBIC makes certain offsetting adjustments to its paid-in capital and surplus accounts, there can be no assurance that this will continue to be the SBA's policy or that our subsidiaries will have adequate capital to make the required adjustments. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of regulated investment company status and a consequent imposition of an entity-level tax.

 The Internal Revenue Code's diversification requirements may limit our ability to expand our taxicab rooftop advertising business and to acquire additional medallion collateral appreciation participation loans.

   We intend to continue to pursue an expansion strategy in our taxicab rooftop advertising business. We believe that there are growth opportunities in this market. However, the asset diversification requirements under Subchapter M could restrict such expansion. These requirements provide that, as a RIC, not more than 25% of the value of our total assets may be invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer. While our investments in our RIC subsidiaries are not subject to this diversification test so long as these subsidiaries remain RICs, our investment in Media is subject to this test.

   At the time of our original investment, Media represented approximately 1% of our total assets, which is in compliance with the diversification test. The subsequent growth in the value of Media by itself will not retrigger the test even if Media represents in excess of 25% of our assets. However, under Subchapter M, the test must be reapplied in the event that we make a subsequent investment in Media, lend to it or acquire another taxicab rooftop advertising business. If we were to fail a subsequent test, we would lose our RIC status. As a result, our maintenance of RIC status could limit our ability to expand our taxicab rooftop advertising business. It will be our policy to expand our advertising business through internally generated growth. We will only consider an acquisition in this area if we will be able to meet Subchapter M's diversification requirements.

   The fair value of our collateral appreciation participation loan portfolio at March 31, 2001 was $12.8 million, which is in compliance with the diversification test. We will continue to monitor the levels of these asset types in conjunction with the diversification tests.

 We depend on cash flow from our subsidiaries to make dividend payments and other distributions to our stockholders.

   We are a holding company and we derive most of our operating income and cash flow from our subsidiaries. As a result, we rely heavily upon distributions from our subsidiaries to generate the funds necessary to make dividend payments and other distributions to our stockholders. Funds are provided to us by our subsidiaries through dividends and payments on intercompany indebtedness, but there can be no assurance that our subsidiaries will be in a position to continue to make these dividend or debt payments.

 Anti-takeover provisions and the classification of our board of directors may inhibit potential takeovers and may adversely affect the price of our common stock.

   Certain provisions of our Certificate of Incorporation and By-Laws may have the effect of discouraging a third party from making an acquisition proposal for us. This could inhibit a change in control in circumstances that could give our stockholders the opportunity to realize a premium over the then prevailing market price of our common stock. These provisions may also adversely affect the market price for our common stock. In addition, the classification of our board of directors into three classes may have the effect of delaying a change in control.

 Sales of substantial amounts of our common stock in the public market may have an adverse affect on the market price of our common stock.

   Future sales of substantial amounts of our common stock in the public market, or the perception that sales could occur, could adversely affect the market price of our common stock. In addition, several of our principal stockholders and entities affiliated with them hold a significant portion of our outstanding common stock. A decision by one or more of these stockholders to sell their shares could adversely affect the market price of our common stock. Upon completion of this offering, we will have outstanding 17,582,035 shares of common stock. All of our shares, including the 3,000,000 shares offered hereby, will be freely tradable without restriction or registration under the Securities Act except to the extent owned or purchased by our affiliates.

   We filed a registration statement under the Securities Act to register shares for issuance under the 1996 Stock Option Plan and under the Non-Interested Director Stock Option Plan. Shares issued upon exercise of outstanding stock options after the effective date of this registration statement generally will be tradable without restriction under the Securities Act.

 We operate in a highly regulated environment.

   We are regulated by the SEC and the SBA. In addition, changes in the laws or regulations that govern business development companies, RICs or SBICs may significantly affect our business. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change. Any change in the laws or regulations that govern our business could have a material impact on us or our operations.

Risks Related to This Offering

 The market price of our common stock may fluctuate.

   The market price of our common stock may be subject to significant fluctuations in response to quarterly fluctuations in our revenues, financial results and other factors. In particular, the realization of any of the risks described in these "Risk Factors" could have a dramatic and adverse impact on the market price.

 Purchasers of our common stock will experience dilution in the net tangible book value of their shares.

   Immediately upon the closing of this offering, the purchasers of the common stock will experience dilution in the net tangible book value of their shares
of $    per share. In addition, purchasers may incur further dilution to the extent that we issue options under our 1996 Stock Option Plan and our 1996 Non-employee Director Stock Option Plan.

 Existing stockholders will continue to control our company, which could affect any matters requiring stockholder approval.

   After this offering of common stock, Alvin Murstein, our Chairman and Chief Executive Officer, and Andrew Murstein, our President and Chief Operating Officer, together will beneficially own approximately 15.1% of our common stock outstanding. These stockholders, if they were to act together, could influence the election of all members of our board of directors and determine some corporate actions after this offering.

 Our management has broad discretion as to the net proceeds we receive from this offering and if we do not allocate these proceeds wisely your investment could suffer.

   Our management will retain broad discretion in the use of proceeds from this offering, and it may fail to use such funds effectively to grow and achieve our business goals. The failure of management to apply such funds effectively could harm our business.

                DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

   Information contained or incorporated by reference in this prospectus may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which can be identified by the use of forward-looking terminology such as "may," "will," "except," "intend," "anticipate," "estimate" or "continue" or the negative thereof or other variations or similar words or phrases. The matters described in "Risk Factors" and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

                                USE OF PROCEEDS

   Our net proceeds from this offering, after deducting underwriting discounts
and other offering expenses (estimated to be approximately $    million), are
estimated to be approximately $    million, (approximately $    million if the
underwriters' over-allotment option is exercised in full) based upon an assumed
public offering price of $    per share. We intend to use the net proceeds to
make equity contributions to Freshstart and Medallion Capital, to enable these subsidiaries to fully draw down on their SBA loan commitments. We intend to use the remaining net proceeds for general corporate purposes, which may include reducing our debt under our revolving facilities, originating additional loans, funding acquisitions and repurchasing loan participations. We believe that the net proceeds will be applied as set forth above within two months of this offering. Pending such application, we intend to invest the net proceeds of this offering in time deposits, income-producing securities with maturities of 15 months or less that are issued or guaranteed by the federal government or agencies thereof and high quality debt securities maturing in one year or less from the time of investment.

                 DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

Distributions and Dividends

   We have distributed and currently intend to continue to distribute at least 90% of our investment company taxable income to our stockholders. Distributions of our income are generally required to be made within the calendar year the income was earned to maintain RIC status; however, in certain circumstances distributions can be made up to a full calendar year after the income has been earned. Our investment company taxable income includes, among other things, dividends and interest reduced by deductible expenses. See "Federal Income Tax Considerations." Our ability to make dividend payments is restricted by certain asset coverage requirements under the 1940 Act and is dependent upon maintenance of our status as a RIC under the Code. See "Regulation" and "Federal Income Tax Considerations." Our ability to make dividend payments is further restricted by certain financial covenants contained in our credit agreements, by SBA regulations and under the terms of the SBA debentures. We have adopted a dividend reinvestment plan pursuant to which stockholders can have distributions reinvested in additional shares of common stock. See "Dividend Reinvestment Plan."

   Substantially all of our investment company taxable income is expected to be comprised of cash dividends paid to us by MFC, MBC, Medallion Capital and Freshstart, known as the RIC subsidiaries. The RIC subsidiaries have elected to be treated for tax purposes as RICs under the Code and, therefore, must comply with the same income distribution requirements that apply to us. As RICs, they are not subject to U.S. federal income tax on any investment company taxable income if at least 90% of their respective investment company taxable income is distributed to us. See "Federal Income Tax Considerations." The policy of each of the RIC subsidiaries is to make quarterly distributions to Medallion of at least 90% of its investment company taxable income. Substantially all of the RIC subsidiaries' net income is investment company taxable income and is derived from interest paid on medallion loans and commercial loans.

   The following table sets forth the dividends declared per share of Medallion common stock since our initial public offering:

                                        Cash Dividends Declared Per Share
                                       --------------------------------------
                                       1996  1997  1998  1999  2000     2001
                                       ----- ----- ----- ----- -----    -----
   First Quarter......................   --  $0.19 $0.25 $0.27 $0.34    $0.14(3)
   Second Quarter.....................   --   0.19  0.29  0.30  0.35
   Third Quarter...................... $0.17  0.21  0.29  0.31  0.50(1)
   Fourth Quarter.....................  0.17  0.29  0.33  0.39   -- (2)
                                       ----- ----- ----- ----- -----    -----
   Total Per Year..................... $0.34 $0.88 $1.16 $1.27 $1.19    $0.14
                                       ===== ===== ===== ===== =====    =====

--------
(1) Includes $0.15 per share special dividend related to the sale of Radio One, Inc. in 1999.
(2) We estimate the distributable income to be paid out in dividends on an ongoing basis, and upon final determination of the calendar year distribution requirement, adjust the dividend rate in the fourth quarter. In 2000, amounts declared for the first nine months were equal to the total 2000 distribution requirement, and therefore, no additional 2000 fourth quarter dividend was declared.

(3) Declared on May 9, 2001, payable on June 5, 2001 to shareholders of record as of May 24, 2001.

   Media is not required to pay dividends to us. Media does not qualify as a RIC under the Code and, therefore, is not subject to the distribution requirements of Subchapter M. Media is subject to U.S. federal income tax as a corporation under the Code and pays taxes on corporate income under the standard corporate tax rules. Media may retain all of its earnings after-tax for funding the operation and expansion of its business. Any dividends that are paid by Media to us, however, are expected to be distributed to our stockholders. Thus far, Media has retained all of its earnings and has not paid any dividends.

Market for Our Common Stock and Related Stockholder Matters

   Our common stock commenced trading on May 23, 1996. As of May 23, 2001, there were approximately 203 holders of record of our common stock.

   On May 24, 2001, the last reported sale price of our common stock was $11.00 per share. The following table sets forth, for the periods indicated, the range of high and low closing prices for our common stock on the Nasdaq National
Market:

                                                                High     Low
                                                              -------- --------
   2001
   Second Quarter (through May 24, 2001)..................... $13.5800 $ 8.8438
   First Quarter.............................................  15.3750   9.0000
   2000
   First Quarter............................................. $19.0000 $15.7500
   Second Quarter............................................  17.9375  14.0625
   Third Quarter.............................................  17.7500  15.2500
   Fourth Quarter............................................  17.1250  11.5000
   1999
   First Quarter............................................. $21.2500 $14.0000
   Second Quarter............................................  19.6250  15.1250
   Third Quarter.............................................  21.7500  18.1250
   Fourth Quarter............................................  21.5625  17.2500
   1998
   First Quarter............................................. $29.9375 $18.8750
   Second Quarter............................................  31.0000  25.0000
   Third Quarter.............................................  28.8750  12.0625
   Fourth Quarter............................................  18.5000  12.5625

                                 CAPITALIZATION

   The following table sets forth (i) our actual capitalization at March 31, 2001 and (ii) our capitalization at March 31, 2001, as adjusted to reflect the sale of 3,000,000 shares of common stock offered by us at an assumed public
offering price of $    per share and the application of the estimated net
proceeds as set forth in the "Use of Proceeds" section. This table should be read in conjunction with the Selected Financial Data included in this prospectus.

                                                              March 31, 2001
                                                           --------------------
                                                                        As
                                                            Actual  Adjusted(1)
                                                           -------- -----------
                                                               (dollars in
                                                                thousands)
Debt:
Notes payable to banks.................................... $319,470  $319,470
Commercial paper..........................................      764       764
Senior secured notes......................................   45,000    45,000
SBA debentures payable....................................   21,360    21,360
                                                           --------  --------
  Total debt.............................................. $386,594  $386,594
                                                           --------  --------
Stockholders' equity:
Preferred stock, $.01 par value, 1,000,000 shares
 authorized, none outstanding.............................      --        --
Common stock, $.01 par value; 50,000,000 shares
 authorized; 14,582,035 shares issued and outstanding
 (17,582,035 shares issued and outstanding as adjusted)...      146
Capital in excess of par value............................  146,776
Accumulated undistributed net investment income...........    3,497
                                                           --------  --------
  Total stockholders' equity..............................  150,419
                                                           --------  --------
Total capitalization...................................... $537,013
                                                           ========  ========

--------

(1) Amounts do not include shares issuable upon the exercise of options outstanding as of March 31, 2001 and pursuant to the over-allotment option granted to the underwriters.

                                 FINANCIAL DATA

   You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto for the years ended December 31, 1998, 1999, and 2000 and the three months ended March 31, 2000 and 2001, included in and incorporated herein by reference. Financial information for the years ended December 31, 1996, 1997, 1998, 1999 and 2000 has been derived from audited financial statements. Financial information for the three months ended March 31, 2000 and 2001 is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Interim results at and for the three months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. The financial data has been restated to reflect the acquisition of Freshstart, which was accounted for as a pooling of interests. See "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                                                             Three Months Ended
                                           Year Ending December 31,                               March 31,
                          -------------------------------------------------------------    ------------------------
                           1996(1)       1997        1998         1999         2000           2000         2001
                          ----------  ----------- -----------  -----------  -----------    -----------  -----------
                                    (in thousands, except per share data)                        (unaudited)
Statement of Operations
 Data:
Investment income.......  $   12,292  $    27,658 $    37,854  $    44,076  $    55,356    $    14,531  $    13,374
Interest expense........       5,328       10,864      16,967       20,988       28,944          6,817        7,201
                          ----------  ----------- -----------  -----------  -----------    -----------  -----------
Net interest income.....       6,964       16,794      20,887       23,088       26,412          7,714        6,173
Equity in earnings
 (losses) of
 unconsolidated
 subsidiary(2)..........         (63)         203       1,200         (214)        (421)          (319)        (427)
Other income............         411        1,087       1,663        2,247        3,378            800          971
Gain on sale of loans...         --           336       2,316        3,014        2,814            686          433
Accretion of negative
 goodwill...............         421          722         722          722          351            181          --
Operating expenses......       3,042        6,590      13,696       17,470       22,909          4,559        4,686
Amortization of
 goodwill...............         259          368         506          530          540            137          133
Dividends of minority
 interest...............        (116)         --          --           --           --             --           --
Income tax provision
 (benefit)..............         436          930        (152)          49         (181)           --            37
                          ----------  ----------- -----------  -----------  -----------    -----------  -----------
Net investment income...       3,880       11,254      12,738       10,808        9,266          4,366        2,294
Realized gain (loss) on
 investments, net.......         558           78       1,291       22,545       (3,884)           247         (898)
Change in unrealized
 appreciation
 (depreciation) of
 investments(3).........         758        1,929       2,581      (12,259)       2,159           (113)         893
                          ----------  ----------- -----------  -----------  -----------    -----------  -----------
Net increase in net
 assets resulting from
 operations(4)..........  $    5,196  $    13,261 $    16,610  $    21,094  $     7,541    $     4,500  $     2,289
Net investment income
 per diluted share......  $     0.65  $      0.88 $      0.87  $      0.74  $      0.64    $      0.30  $      0.16
Net investment income
 per diluted share
 adjusted for
 acquisition and other
 non-recurring
 charges(5).............        0.65         0.88        0.98         0.74         0.84           0.30         0.16
Net increase in net
 assets resulting from
 operations per diluted
 share..................        0.87         1.04        1.14         1.44         0.52           0.31         0.16
Dividends declared per
 share..................        0.34         0.88        1.16         1.27         1.19(6)        0.35         0.14
Weighted average common
 shares outstanding
 Basic..................   5,839,094   12,621,301  14,461,276   14,515,660   14,536,942     14,524,428   14,571,731
 Diluted................   5,983,352   12,769,394  14,591,045   14,620,437   14,576,183     14,591,352   14,583,299

                                                                           At
                                        At December 31,                 March 31,
                         --------------------------------------------- -----------
                          1996(1)    1997     1998     1999     2000      2001
                         --------- -------- -------- -------- -------- -----------
                                        (in thousands)                 (unaudited)
Balance Sheet Data:
Investments............. $ 197,104 $334,141 $408,208 $489,567 $514,154  $494,572
Total assets............   215,277  362,168  448,037  533,924  560,715   548,659
Notes payable...........    96,450  138,750  120,600  195,450  305,700   319,470
Commercial paper........       --       --   103,082   93,984   24,066       764
Senior secured notes....       --       --       --    45,000   45,000    45,000
Subordinated SBA
 debentures.............    38,806   53,540   55,360   22,770   21,360    21,360
Total liabilities.......   140,205  206,306  292,490  376,263  412,982   398,239
Negative goodwill.......       258    1,795    1,073      351      --        --
Total stockholders'
 equity.................    74,814  154,067  154,474  157,310  147,733   150,419

                                                                      Three
                                                                     Months
                                                                      Ended
                               Year Ended December 31,              March 31,
                           --------------------------------------  ------------
                           1996(1) 1997     1998     1999   2000   2000   2001
                           ------- -----    -----    -----  -----  -----  -----
                                                                   (unaudited)
Selected Financial Ratios
 and Other Data:
Return on average
 assets(7)
Net investment income....    3.32%  3.81%    3.14%    2.20%  1.69%  3.21%  1.68%
Net increase in net
 assets resulting from
 operations..............    4.39   4.49     4.10     4.30   1.38   3.31   1.65
Net increase in net
 assets resulting from
 operations adjusted for
 acquisition and other
 non-recurring
 charges(5)..............    4.39   4.49     4.47     4.30   1.95   3.31   1.65
Return on average
 equity(8)
Net investment income....    5.45   7.30     8.25     6.87   6.27  10.79   6.20
Net increase in net
 assets resulting from
 operations..............    7.16  11.28    10.77    13.53   4.94  11.28   6.15
Net increase in net
 assets resulting from
 operations adjusted for
 acquisition and other
 non-recurring
 charges(5)..............    7.16  11.28    11.74    13.53   7.00  11.28   6.15
Weighted average yield,
 end of period(9)........    11.0   10.2(1)   9.9      9.9   10.6    9.9   10.3
Weighted average cost of
 funds, end of
 period(10)..............     7.2    7.2(1)   6.5      7.1    7.7    6.9    6.6
Net interest spread, end
 of period(11)...........     3.8    3.1(1)   3.4      2.8    2.9    3.0    3.7
Other income ratio(12)...     0.2    0.3      0.4      0.5    0.7    1.1    0.8
Operating expense
 ratio(13)...............     1.4    1.8      3.1      3.3    4.1    3.3    3.4
Medallion loans as a
 percentage of total
 investment portfolio....    68.3   72.1(1)  70.1(1)  65.8   58.2   65.0   57.9
Commercial loans as a
 percentage of total
 investment portfolio....    30.5   25.5(1)  27.1(1)  33.8   41.4   35.0   41.7
Equity investments as a
 percentage of total
 investment portfolio....     1.2    2.2      2.8      0.4    0.4    0.0    0.4
Investments to
 assets(14)..............    91.6   92.3     91.1     91.7   91.7   92.7   89.8
Equity to assets(15).....    33.7   42.5     34.5     29.5   26.4   29.2   27.4
Debt to equity(16).......   186.4  124.8    180.6    227.1  268.1  236.3  257.0

--------
 (1) Does not include financial information for Freshstart.
 (2) Equity in earnings (losses) of unconsolidated subsidiary represents the net income (loss) for the period indicated from our investment in Media.
 (3) Change in unrealized appreciation (depreciation) of investments represents the increase (decrease) for the period in the fair value of our investments.

 (4) Net increase in net assets resulting from operations is the sum of net investment income, realized gains or losses on investments and change in unrealized appreciation (depreciation) on investments.
 (5) We consider net investment income before acquisition and other non-recurring charges to be a more appropriate measure of operating performance; consequently, this calculation represents net investment income plus acquisition-related and other non-recurring charges of $3.14 million in 2000, and $1.494 million in 1998, divided by weighted average diluted common shares outstanding.
 (6) Includes $0.36 per share declared on November 17, 2000 and paid on January 12, 2001 to stockholders of record as of December 8, 2000.
 (7) Return on average assets represents the net investment income or net increase in net assets resulting from operations, for the period indicated, divided by average total assets.
 (8) Return on average equity represents the net investment income or net increase in net assets resulting from operations, for the period indicated, divided by average stockholders' equity.
 (9) Weighted average yield, end of period represents the end of the year weighted average interest rate on investments at the date indicated.
(10) Weighted average cost of funds, end of period represents the end of the year weighted average interest rate on debt at the date indicated.
(11) Net interest spread, end of period represents weighted average yield, end of period less weighted average cost of funds, end of period.
(12) Other income ratio represents other income, for the year indicated, divided by investments.
(13) Operating expense ratio represents operating expenses, for the year indicated, divided by total assets.

(14) Represents total investments divided by total assets as of December 31 or March 31, as applicable.

(15) Represents total stockholders' equity divided by total assets as of December 31 or March 31, as applicable.

(16) Represents total debt (commercial paper, notes payable to banks, senior secured notes, and SBA debentures payable) divided by total stockholders' equity as of December 31 or March 31, as applicable.

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                                   OPERATIONS

   The information contained in this section should be read in conjunction with consolidated financial statements and notes for the years ended December 31, 1998, 1999, 2000 and the three months ended March 31, 2000 and 2001. In addition, this section contains forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth below in the "Risk Factors" section.

General

   Medallion's loan related earnings depend primarily on its level of net interest income. Net interest income is the difference between the total yield on Medallion's loan portfolio and the average cost of funds. Medallion funds its operations through a wide variety of interest-bearing sources, such as revolving bank facilities, secured commercial paper, senior secured notes and debentures issued to and guaranteed by the SBA. Net interest income fluctuates with changes in the yield on Medallion's loan portfolio and changes in the cost of funds, as well as changes in the amount of interest-bearing assets and interest-bearing liabilities held by Medallion.

   Net interest income is also affected by economic, regulatory and competitive factors that influence interest rates, loan demand and the availability of funding to finance Medallion's lending activities. Medallion, like other financial institutions, is subject to interest rate risk to the degree that its interest-earning assets reprice on a different basis than its interest-bearing liabilities.

   Medallion also invests in small businesses in selected industries through its subsidiary, Medallion Capital. Medallion Capital's investments are typically in the form of secured debt instruments with fixed interest rates accompanied by warrants to purchase an equity interest for a nominal exercise price (such warrants are included in Equity Investments). Interest income is earned on the debt investments.

   Realized gains or losses on investments are recognized when the investments are sold or written-off. The realized gains or losses represent the difference between the proceeds received from the disposition of portfolio assets, if any, and the cost of such portfolio assets. In addition, changes in unrealized appreciation or depreciation of investments are recorded and represent the net change in the estimated fair values of the portfolio assets at the end of the period as compared with their estimated fair values at the beginning of the period. Generally, "realized gains (losses) on investments" and "changes in unrealized appreciation (depreciation) of investments" are inversely related. When an appreciated asset is sold to realize a gain, a decrease in the previously recorded unrealized appreciation occurs. Conversely, when a loss previously recorded as an unrealized loss is realized by the sale or other disposition of a depreciated portfolio asset, the reclassification of the loss from "unrealized" to "realized" causes an increase in net unrealized appreciation and an increase in realized loss.

   Medallion's income from the taxicab rooftop advertising business, operated by Media, is reflected on Medallion's books as earnings from an unconsolidated subsidiary. Medallion continues to explore other opportunities in the taxicab and lending industries, including possible strategies to participate directly and/or indirectly in the appreciation of taxicab medallions.

Trend in Loan Portfolio

   Medallion's investment income is driven by the principal amount of and yields on its loan portfolio. To identify trends in the yields, the portfolio is grouped by medallion loans, commercial loans, and equity investments. Since December 31, 1998, medallion loans, while still making up a significant portion of the total portfolio, have decreased in relation to the total portfolio composition and commercial loans have increased.

The following table illustrates Medallion's investments at fair value and the weighted average portfolio yields calculated using the contractual interest rates of the loans at the dates indicated:

                             December 31, 1998                December 31, 1999                December 31, 2000
                      -------------------------------- -------------------------------- --------------------------------
                      Contractual                      Contractual                      Contractual
                       Weighted             Percentage  Weighted             Percentage  Weighted             Percentage
                        Average   Principal  of Total    Average   Principal  of Total    Average   Principal  of Total
                         Yield     Amount   Portfolio     Yield     Amount   Portfolio     Yield     Amount   Portfolio
                      ----------- --------- ---------- ----------- --------- ---------- ----------- --------- ----------
                                                            (dollars in thousands)
Medallion loan
 portfolio...........     9.03%   $286,232     70.1%       8.91%   $321,901     65.8%       9.22%   $299,303     58.2%
Commercial loan
 portfolio...........    12.16     110,837     27.1       11.69     165,654     33.8       12.41     212,721     41.4
Equity investments...      --       11,579      2.8         --        2,012      0.4         --        2,130      0.4
                                  --------    -----                --------    -----                --------    -----
Total portfolio......     9.92%   $408,648    100.0%       9.91%   $489,567    100.0%      10.56%   $514,154    100.0%
                         =====    ========    =====       =====    ========    =====       =====    ========    =====

                                  March 31, 2000                   March 31, 2001
                         -------------------------------- --------------------------------
                         Contractual                      Contractual
                          Weighted             Percentage  Weighted             Percentage
                           Average   Principal  of Total    Average   Principal  of Total
                            Yield     Amount   Portfolio     Yield     Amount   Portfolio
                         ----------- --------- ---------- ----------- --------- ----------
                                                    (dollars in thousands)
Medallion loan
 portfolio..............     8.87%   $332,682     64.7%       9.12%   $285,342     57.9%
Commercial loan
 portfolio..............    11.78     178,665     34.8       11.80     205,383     41.7
Equity investments......      --        2,475      0.5         --        1,730      0.4
                                     --------    -----                --------    -----
Total portfolio.........     9.91%   $513,822    100.0%      10.26%   $492,455    100.0%
                            =====    ========    =====       =====    ========    =====

Portfolio Summary

 Total Portfolio Yield.


   The weighted average yield of the total portfolio at March 31, 2001 was 10.26%, a decrease of 30 basis points from December 31, 2000 and an increase of 35 basis points from March 31, 2000. The decline in the past quarter was the result of the decrease in the yields of the medallion and commercial loan portfolios primarily due to the Federal Reserve's lowering of interest rates during the quarter, partially offset by an increased percentage of commercial loans in Medallion's portfolio. Medallion expects to continue increasing both the percentage of commercial loans in the total portfolio and the origination of floating and adjustable-rate loans and non-New York medallion loans.

 Medallion Loan Portfolio.

   Medallion loans were $285 million, or 58%, of the $490 million loan portfolio at March 31, 2001, a decrease of $14 million from $299 million at December 31, 2000. At March 31, 2000, Medallion loans were $332 million, or 65%, of the $511 million loan portfolio. The decrease in the medallion loan portfolio in the past quarter is the result of a decrease in medallion loan originations in most markets and Medallion's execution of participation agreements with third parties for $26.1 million of lower-yielding New York medallion loans. Medallion retains a portion of these participating loans and earns a fee for servicing the loans for the third parties.

   The weighted average yield of the medallion loan portfolio at March 31, 2001 was 9.12%, a decrease of 10 basis points from 9.22% at December 31, 2000 and increase of 25 basis points from March 31, 2000. The decrease in the past quarter primarily reflected the reduction in interest rates during the quarter. The increase from March 31, 2000 primarily reflects Medallion's expansion into markets outside of New York, which produced yields 100 to 300 basis points higher loans originated in the New York medallion market, offset by the effects of continuing competition in the New York medallion market. At March 31, 2001, 21% of the medallion loan portfolio represented loans outside New York compared to 23% at December 31, 2000 and 17% at March 31, 2000. Medallion continues to focus its efforts on originating higher yielding medallion loans outside the New York market.

 Collateral Appreciation Participation Loans.

   During the 2000 first half, we originated collateral appreciation participation loans collateralized by Chicago taxi medallions of $30 million, of which $21 million was syndicated to other financial institutions. In consideration for modifications from our normal taxi medallion lending terms, the Company offered loans at higher loan-to-value ratios and is entitled to earn additional interest income based upon any increase in the value of all $30 million of the collateral. The fair value of the collateral appreciation participation loan portfolio at March 31, 2001 was $12.8 million, which represented 2.6% of the total loan portfolio. Additional interest income totaled approximately $700,000, ($400,000) and $1.1 million in the first quarter of 2001, the fourth quarter of 2000 and the first quarter of 2000, respectively, and is included in investment income on the consolidated statement of operations and in accrued interest receivable on the consolidated balance sheets. The Company believes that the additional interest income recorded is fully realizable through operation of the collateral or orderly sales in the market. As a regulated investment company, Medallion is required to mark-to-market these investments on a quarterly basis just as it does on all of its other investments. Medallion feels that it has adequately calculated the fair market value on these investments and relies upon information such as recent and historical medallion sale prices. If there is a decrease in the value of taxicab medallions, the reduction in the value of the investments will be reversed against investment income. The additional interest income is not reflected in the yield calculations shown in the table on the previous page.


 Commercial Loan Portfolio.

   Since 1997, Medallion has continued to shift the total portfolio mix toward a higher percentage of commercial loans, which historically have had higher yields than its medallion loans. Commercial loans were 42% of the total portfolio at March 31, 2001 compared to 41% and 35% at December 31, 2000 and March 31, 2000, respectively. The increase in the commercial loan portfolio was due to strong growth in the SBA Section 7(a) loan program and in the asset-based lending portfolio, compared to a year ago, and the decline since year end primarily reflected contractions in the SBA Section 7(a) loan programs, primarily reflecting sales and paydowns.

   The weighted average yield of the commercial loan portfolio at March 31, 2001 was 11.80%, a decrease of 61 basis points from 12.41% at December 31, 2000 and an increase of 2 basis points from 11.78% from March 31, 2000. The decrease from year-end primarily reflected the drop in the general level of interest rates. The rate movement primarily reflected a shift in the mix within the commercial portfolio from fixed-rate loans to floating-rate or adjustable-rate loans tied to the prime rate, and the corresponding sensitivity of the yield to movements in the prime rate. Medallion continues to originate adjustable-rate and floating-rate loans tied to the prime rate to help mitigate its interest rate risk in a rising interest rate environment. At March 31, 2001, floating-rate loans represented approximately 69% of the commercial loan portfolio, unchanged from year end. Although this strategy initially produces a lower yield, we believe that this strategy mitigates interest rate risk by better matching our earning assets to their adjustable-rate funding sources.

 Equity Investments.

   Equity investments were 0.4%, 0.4%, and 0.5% of Medallion's total portfolio at March 31, 2001, December 31, 2000, and March 31, 2000, respectively. Equity investments are comprised of common stock and warrants.

 Trend in Interest Expense.

   Medallion's interest expense is driven by the interest rate payable on its LIBOR-based short-term credit facilities with bank syndicates, long-term notes payable and, to a lesser degree, secured commercial paper and fixed rate, long-term debentures issued to or guaranteed by the SBA.

   The following table provides the interest rates and interest expense of Medallion's major credit facilities for the three months ended March 31, 2001, December 31, 2000 and March 31, 2000.

                                                         Actual   Percentage of
                                          Average Cost  Interest  Total Interest
                                            of Funds    Expense      Expense
                                          ------------ ---------- --------------
March 31, 2001:
Notes payable to banks...................     7.50%    $5,790,472      80.4%
SBA debentures...........................     7.33        433,172       6.0
Commercial paper.........................     7.45        155,529       2.2
Senior secured notes.....................     7.06        821,864      11.4
                                             -----     ----------     -----
  Total..................................     7.44%    $7,201,037     100.0%
                                             =====     ==========     =====

December 31, 2000:
Notes payable to banks...................     8.18%    $4,024,483      51.0%
Commercial paper.........................     7.38      2,471,784      31.3
Senior secured notes.....................     7.27        821,864      10.4
SBA debentures...........................    10.48        572,093       7.3
                                             -----     ----------     -----
  Total..................................     7.93%    $7,890,224     100.0%
                                             =====     ==========     =====

March 31, 2000:
Notes payable to banks...................     7.03%    $3,304,556      48.5%
Commercial paper.........................     6.53      2,281,159      33.5
Senior secured notes.....................     7.31        821,865      12.1
SBA debentures...........................     7.12        409,418       5.9
                                             -----     ----------     -----
  Total..................................     6.88%    $6,816,998     100.0%
                                             =====     ==========     =====

   The following table provides the interest rates and interest expense of Medallion's major credit facilities for the years ended December 31, 2000, 1999, and 1998:

                                                        Actual    Percentage of
                                         Average Cost  Interest   Total Interest
                                           of Funds     Expense      Expense
                                         ------------ ----------- --------------
December 31, 2000:
Notes payable to banks..................     7.77%    $14,034,234      48.5%
Commercial paper........................     7.25       9,827,886      34.0
Senior secured notes....................     7.31       3,287,459      11.4
SBA debentures..........................     7.99       1,794,081       6.1
                                             ----     -----------     -----
  Total.................................     7.54%    $28,934,660     100.0%
                                             ====     ===========     =====

December 31, 1999:
Notes payable to banks..................     6.97%    $ 9,143,232      43.6%
Commercial paper........................     5.82       7,171,459      34.2
Senior secured notes....................     7.95       1,512,684       7.2
SBA debentures..........................     7.44       3,160,314      15.0
                                             ----     -----------     -----
  Total.................................     6.64%    $20,987,689     100.0%
                                             ====     ===========     =====

December 31, 1998:
Notes payable to banks..................     7.15%    $ 9,297,673      54.8%
Commercial paper........................     6.21       3,555,769      21.0
SBA debentures..........................     8.14       4,113,515      24.2
                                             ----     -----------     -----
  Total.................................     7.13%    $16,966,957     100.0%
                                             ====     ===========     =====

   Medallion will continue to seek SBA funding to the extent it offers attractive rates. SBA financing subjects its recipients to limits on the amount of secured bank debt they may incur. Accordingly, Medallion plans to limit its use of SBA funding to the subsidiary level to fund loans that qualify under the SBIA and SBA regulations. Further, Medallion believes that its transition to financing operations primarily with short-term LIBOR-based secured bank debt and secured commercial paper has generally decreased its interest expense, but has also increased Medallion's exposure to the risk of increases in market interest rates, which Medallion attempts to mitigate with certain hedging strategies. At March 31, 2001, December 31, 2000 and March 31, 2000, short-term LIBOR-based debt, including commercial paper, constituted 82.6%, 82.3% and 82.0% of total debt, respectively.

   Medallion's cost of funds is primarily driven by the rates paid on its various debt instruments and their relative mix and changes in the levels of average borrowings outstanding. Medallion incurs LIBOR-based debt for terms generally ranging from 1 to 180 days. Medallion's debentures issued to or guaranteed by the SBA typically have initial terms of ten years. Medallion's cost of funds reflects changes in LIBOR to a greater degree than in the past because LIBOR-based debt represents a greater proportion of Medallion's debt. Medallion measures its cost of funds as its aggregate interest expense for all of its interest-bearing liabilities divided by the face amount of such liabilities. Medallion analyzes its cost of funds in relation to the average of the 90 and 180 day LIBOR (the "LIBOR Benchmark"). Medallion's average cost of funds for the first quarter of 2001 was 7.44%, down from 7.93% in the fourth quarter of 2000, but up from 7.32% in the first quarter of 2000. The increase from the first quarter of 2000 reflects the higher rate environment resulting from the series of rate increases initiated by the Federal Reserve Board during 2000. The decline from the fourth quarter reflects the rate reductions which occurred in the first quarter, partially offset by the impact of the shift from commercial paper to bank debt.

   During December 2000, Medallion's outstanding commercial paper began to mature and was replaced by draws on the notes payable to banks, at costs of approximately 75 basis points higher than if the commercial paper program had been maintained. The commercial paper was not renewed, partially as a result of the loss of a credit rating due to the merger of the two rating agencies providing credit ratings to Medallion and due to the remaining rating agency placing Medallion's rating on negative credit watch.


 Taxicab Advertising.

   In addition to its finance business, Medallion also conducts a taxicab rooftop advertising business through Media, which began operations in November 1994. Media's revenue is affected by the number of taxicab rooftop advertising displays currently showing advertisements and the rate charged customers for those displays. At March 31, 2001, Media had approximately 10,800 installed displays. Medallion expects that Media will continue to expand its operations by entering new markets on its own or through acquisition of existing taxicab rooftop advertising companies. Although Media is a wholly-owned subsidiary of Medallion, its results of operations are not consolidated with Medallion's operations because the Securities and Exchange Commission regulations prohibit the consolidation of non-investment companies with investment companies.

   On February 8, 2001, we announced that Media entered into an agreement to acquire Taxi Media Network, the largest taxicab advertising company in Japan, which holds the rights to provide advertising on 7,000 taxis in Japan. The transaction is subject to due diligence reviews and other customary closing conditions.

   On August 30, 2000, Media purchased all the assets of Out There Media L.L.C. ("Out There"), a privately held company headquartered in Cleveland. Out There has the right to place an advertisement on top of more than 250 taxis in Cleveland, Columbus, and Toledo, and has contracts with some of the largest taxi fleets in these cities.

   On August 7, 2000, Media entered into an agreement for up to ten years with Yellow Cab Service Corp., the taxi division of Coach USA, the leading taxi and bus charter company in the U.S., to sell advertising space on the top of over 2,300 taxicabs throughout the United States. Going forward, as Coach USA acquires taxi companies around the U.S., Media will have the right to place advertisements on top of those taxis as well.

 Factors Affecting Net Assets.

   Factors that affect Medallion's net assets include net realized gain or loss on investments and change in net unrealized appreciation or depreciation of investments. Net realized gain or loss on investments is the difference between the proceeds derived upon sale or foreclosure of a loan or an equity investment and the cost basis of such loan or equity investment. Change in net unrealized appreciation or depreciation of investments is the amount, if any, by which Medallion's estimate of the fair value of its investment portfolio is above or below the previously established fair value or the cost basis of the portfolio. Under the 1940 Act and the SBIA, Medallion's loan portfolio and other investments must be recorded at fair value.

   Unlike certain lending institutions, Medallion is not permitted to establish reserves for loan losses, but adjusts quarterly the valuation of our loan portfolio to reflect Medallion's estimate of the current value of the total loan portfolio. Since no ready market exists for Medallion's loans, fair value is subject to the good faith determination of Medallion. In determining such fair value, Medallion and its board of directors takes into consideration factors such as the financial condition of its borrowers and the adequacy of its collateral. Any change in the fair value of portfolio loans or other investments as determined by Medallion is reflected in net unrealized depreciation or appreciation of investments and affects net increase in net assets resulting from operations but has no impact on net investment income or distributable income.

Consolidated Results of Operations

 For the Three Months Ended March 31, 2001 and 2000.

   Net increase in net assets resulting from operations was $2.3 million or $0.16 per share in the 2001 first quarter, a decrease of $2.2 million or 49% from $4.5 million or $0.31 per share in the 2000 first quarter, primarily reflecting a decrease in the net interest and non-interest income.

   Investment income was $13.4 million in the quarter, down $1.2 million or 8% from $14.5 million in 2000. The decrease compared to 2000 reflected a decreased level of loans and reduced additional interest income recorded on the collateral appreciation participation loans, partially offset by improved yields on the portfolios. Net investments declined $21.4 million or 4% to $492.4 million in 2001 from $513.8 million in 2000.

   The yield on the total portfolio at March 31, 2001 was 10.26%, an increase of 35 basis points compared with a yield of 9.91% a year ago. The increase primarily reflects the series of rate hikes initiated by the Federal Reserve bank during late 1999 and continuing through most of 2000. Also impacting the improvement in investment income was the continuing movement of portfolio composition towards higher-yielding commercial loans from lower-yielding medallion loans. Yields on medallion loans at quarter end were 9.12%, up from 8.87% a year ago, and the yields on commercial loans were 11.80% at year-end, up from 11.78% a year ago. As rates began to rise, management made a conscious effort to sell or not renew the typically fixed, lower-rate medallion loans and replace them with floating, higher-rate commercial loans.

   Medallion loans were $285.3 million at March 31, 2001, down $47.3 million or 14.2% from $332.7 million a year ago, and were down $14.0 million or 5% from $299.3 million at year end, primarily reflecting reductions in most markets. The commercial loan portfolio was $205.4 million at quarter end, compared to $178.7 million a year earlier, an increase of $26.7 million or 15%, but was down $7.3 million or 3% from $212.7 million at year end. The increase compared to a year ago was in most commercial lending categories, including $6.4 million in the asset-based lending business and $3.1 million in the SBA 7(a) lending program. The balance of the commercial loan increase was spread amongst many generic commercial lending categories, including restaurants, real estate, mezzanine financing, and other small business pursuits. The decline from year-end was spread amongst all loan categories.

   During the 2000 first half, we originated collateral appreciation participation loans collateralized by Chicago taxi medallions of $30.0 million, of which $21.0 million was syndicated to other financial institutions. In consideration for modifications from our normal taxi medallion lending terms, we offered loans at higher loan-to-value ratios, and we are entitled to earn additional interest income based upon any increase in the value of the taxi medallion collateral on the entire $30.0 million portfolio. The value of Chicago taxi medallions increased during 2001 and 2000, and accordingly, additional interest of $700,000 was recorded as investment income during the 2001 first quarter compared to $1.1 million recorded during the 2000 first quarter.

   Interest expense was $7.2 million in the 2001 first quarter, up $384,000 or 5.3% compared to 2000 period, primarily reflecting increased borrowing levels, coupled with the impact of an increased interest rate environment. The increase in average debt outstanding was $6.5 million, a 8% increase compared to the 2000 period. In addition to the higher borrowing levels, Medallion's debt is primarily tied to floating rate indexes, which rose during most of 2000. As a result, the average cost of funds was 7.44% in 2001, compared to 7.32% in 2000, a 2% increase of 12 basis points. Approximately 83% of Medallion's debt is short-term and floating rate, up slightly from 82% in 2000.

   Net interest income was $6.2 million for 2001, down $1.5 million or 20% from 2000, primarily reflecting the decrease in the loan portfolio, the additional interest recorded on the collateral appreciation participation loans in 2000 and higher borrowing costs in 2001.

   Medallion had gains on the sale of the guaranteed portion of SBA 7(a) loans of $433,000 in 2000, down $253,000 or 37% from $686,000 in 2000. During 2001,
$5.7 million of loans were sold under the SBA program compared to $13.4 million during 2000. The decline in gains on sale reflected a decrease in loans sold of $7.7 million or 47%, along with a decrease in the level of market-determined premiums received on the sales. Equity in earnings (losses) of unconsolidated subsidiary reflects the operations of the Media division of Medallion. The loss of $427,000 in 2001 increased $108,000 from losses of $319,000 in 2000, and reflected the greater costs associated with the rapid increase in tops under contract and cities serviced, which outpaced the $1.0 million or 17% increase in revenue. Included in advertising revenue for the quarter ended March 31, 2001 is $567,000 related to contracts that were cancelled in prior periods due to legislative changes and other factors. This revenue was recognized upon determination that Media had no further continued obligations under the contract. During 2001, vehicles under contract increased 3,600 or 50% to 10,800 from 7,200 in 2000. As a result of the substantial growth in tops inventory, Media's final payment costs and related operating expenses to service those tops increased, at a greater rate than the growth in revenue, resulting in a loss for the quarter. Negative goodwill was fully accreted during 2000, and accordingly, accretion of $181,000 in 2000 compared to $0 in 2001. Other income of $971,000 increased $171,000 from $800,000 in 2000, primarily reflecting an increase in servicing fee income, prepayment fees, late charges, and other miscellaneous income.

   Non interest expense was $4.8 million, up $124,000 or 3%, from $4.7 million in 2000. Salaries and benefits expense of $2.7 million was up $221,000 or 9%, reflecting normal salary increases and the impact of new senior management hires. Professional fees of $395,000 were down $21,000 or 5% from $416,000 in 2000. Rent expense of $256,000 was up $12,000 or 5% from $244,000 a year ago, reflecting normal rent escalation adjustments. Amortization of goodwill was $133,000 in 2001, essentially unchanged from 2000. Administration and advisory fees were $3,000 in 2001, down $58,000 from $61,000 in 2000, reflecting the completion of the advisory services contract in early 2000. Other operating expenses of $1.4 million were down $28,000 or 2% from $1.4 million in 2000.


   Net unrealized appreciation on investments was $893,000 in 2001, compared to net unrealized depreciation of $113,000 in 2000, an increase of $1.0 million. Unrealized appreciation/(depreciation) arises when Medallion makes valuation adjustments to the investment portfolio. When investments are sold or written-off, any resulting realized gain/(loss) is grossed up to reflect previously recorded unrealized components. As a result, movement between periods can appear distorted. The increase in 2001 activity primarily resulted from the reversal of unrealized depreciation related to the final disposition of a portfolio investment that resulted in realized losses of $693,000 (that had been fully reserved in prior periods) and recoveries of $565,000, partially offset a net increase in unrealized depreciation of $207,000 in 2000.

   Net realized loss on investment in 2001 was $898,000, compared to a net gain of $247,000 in 2000, a decrease of $1.1 million, primarily reflecting the realized loss reflected above. The balance of the increase in

2001, net realized loss of $205,000 represented the write-off of various commercial loans that had previously been fully written down through the quarterly valuation adjustment process.

   Medallion's net realized/unrealized loss on investments in 2001 was $5,000, which primarily reflected losses on commercial loans, compared to a net realized/unrealized gain in 2000 of $134,000, which primarily represented increased valuation allowances for commercial loans.

 For the Years Ended December 31, 2000 and 1999.

   The 2000 year was a year of maturity for Medallion as cumulative growing pains from prior years were addressed and Medallion began a new commitment to operational and financial excellence. Steps taken included the resolution of the material weaknesses identified from the 1999 financial audit, the hiring of a strong new cadre of senior management, the initiating of a dialogue with Medallion's lending syndicates as to borrowing conditions, and the reassessment of strategic initiatives both underway and anticipated in the future. As a result of this process, Medallion recorded adjustments against net investment income of $3.1 million reflecting a number of one-time adjustments relating to acquisition-related matters ($1.8 million), the termination of certain capital markets activities ($0.8 million), and the costs of amending our borrowing agreements with our bank group ($0.5 million).

   As reported, net increase in net assets resulting from operations was $7.5 million or $0.52 per share in 2000, a decrease of $13.6 million or 64% from $21.1 million or $1.44 per share in 1999, primarily reflecting the one-time adjustments described above and the impact of the Radio One, Inc. investment gain of $17.8 million recorded in 1999 as a result of Radio One's initial public offering completed during the three months ended June 30, 1999. Adjusting for the effects of these unusual items, net increase in net assets resulting from operations was $10.7 million or $0.73 per share in 2000, compared to $3.3 million or $0.23 per share in 1999, an increase of $7.4 million or 224%, reflecting increased net interest and non-interest income, complemented by a sharp reduction in net unrealized depreciation on investments, partially offset by an increase in operating expenses. Return on average assets and return on average equity for 2000 were 1.38% and 4.94% (1.95% and 7.00% adjusted for the unusual items), respectively, compared to 4.30% and 13.53% (0.68% and 2.14% adjusted for the Radio One investment gain) for 1999.

   Investment income was $55.4 million in the year, up $11.3 million or 26% from $44.1 million in 1999. The increase compared to 1999 reflected both the higher level of interest rates in the economy during 2000 and the increased level of loans, coupled with additional interest income recorded on the collateral appreciation participation loans. Net investments grew $24.6 or 5% to $514.2 million in 2000 from $489.6 million in 1999.

   The weighted average yield of the total portfolio at December 31, 2000 was 10.56%, an increase of 65 basis points compared with a yield of 9.91% a year ago. The increase primarily reflects the series of rate hikes initiated by the Federal Reserve Board during late 1999 and continuing through most of 2000. The impact of the higher yield increased investment income by approximately $3.3 million in 2000. Also impacting the improvement in investment income was the continuing movement of portfolio composition towards higher-yielding commercial loans from lower-yielding medallion loans. Yields on medallion loans at year-end were 9.22% (up from 8.91% in 1999), and the yields on commercial loans were 12.41% at year-end (up from 11.69% in 1999). As rates began to rise, management made a conscious effort to sell or not renew these typically fixed, lower-rate medallion loans and replace them with floating, higher-rate commercial loans.

   Medallion loans were $299.3 million at December 31, 2000, down $22.6 million or 7% from $321.9 million in 1999, primarily reflecting a reduction in New York City medallion loans, partly offset by increased medallion loans in other markets, especially in Chicago and Boston. The commercial loan portfolio was $212.7 million at year-end, compared to $165.7 million a year earlier, an increase of $47.1 million or 28%. The increases were in most commercial lending categories, including $13.6 million in the asset-based lending business and $8.6 million in the SBA 7(a) lending program. The balance of the commercial loan increase was spread amongst many generic commercial lending categories, including restaurants, real estate, mezzanine financing, and other small business pursuits.

   During the 2000 first half, we originated collateral appreciation participation loans collateralized by Chicago taxi medallions of $30.0 million, of which $21.0 million was syndicated to other financial institutions. In consideration for modifications from our normal taxi medallion lending terms, we offered loans at higher loan-to-value ratios, and we are entitled to earn additional interest income based upon any increase in the value of the taxi medallion collateral on the entire $30.0 million portfolio. The value of Chicago taxi medallions increased during 2000, and accordingly, additional interest of $3.1 million was recorded as investment income for 2000.

   Interest expense was $28.9 million in 2000, up $8.0 million or 38% compared to 1999, primarily reflecting increased borrowing levels, coupled with the impact of an increased interest rate environment. During 2000, Medallion completed the leveraging of its equity base by essentially fully drawing down the existing bank lines of credit, resulting in an increase in debt outstanding of $39.0 million or 11% to $396.1 million. The increase in average debt outstanding was $67.8 million, a 21% increase compared to 1999. In addition to the higher borrowing levels, Medallion's debt is primarily tied to floating rate indexes, which rose during most of 2000. As a result, the weighted average cost of funds was 7.54% in 2000, compared to 6.64% in 1999, a 14% increase of 90 basis points. Approximately 83% of Medallion's debt is short-term and floating rate, up slightly from 81% in 1999.

   Net interest income was $26.4 million for 2000, up $3.3 million or 14% from 1999, primarily reflecting the additional interest recorded on the collateral appreciation participation loans. Excluding those amounts, net interest income was up $0.2 million or 1%, reflecting the relatively greater increase in the level of debt outstanding compared to the growth in the loan portfolio, coupled with a reduction in the net interest spread from the increase in borrowing costs which outpaced the increase in yield on the loan portfolio.

   Medallion had gains on the sale of the guaranteed portion of SBA 7(a) loans of $2.8 million in 2000, down $0.2 million or 7% from $3.0 million in 1999. During 2000, $51.1 million of loans were sold under the SBA program compared to $53.8 million during 1999. The decline in gains on sale reflected a decrease in loans sold of $2.7 million or 5%, along with a decrease in the level of market-determined premiums received on the sales. Equity in earnings (losses) of unconsolidated subsidiary reflects the operations of the Media division of Medallion. The losses of $0.4 million in 2000 increased $0.2 million from losses of $0.2 million in 1999, and reflected the greater costs associated with the rapid increase in tops under contract and cities serviced, which outpaced the $1.3 million or 13% increase in revenue. During 2000, vehicles under contract increased 3,500 or 55% to 9,900 from 6,400 in 1999. Negative goodwill was fully accreted during 2000, and accordingly, accretion of $0.4 million in 2000 declined from $0.7 million in 1999. Other income of $3.4 million increased $1.2 million from $2.2 million in 1999, primarily reflecting an increase of $0.6 million in servicing fee income, as well as increases in prepayment fees, late charges, and other miscellaneous income.

   Non-interest expense was $23.4 million, up $5.4 million or 30%, from $18.0 million in 1999. Included in the amounts for 2000 were $1.1 million of costs related to the Freshstart acquisition, and write-offs of $0.9 million for costs related to acquisitions that were terminated during the year, $0.5 million of other costs associated with capital markets activities, $0.3 million related to a spin-off of an operating division that was terminated, and $0.3 million related to a postponed asset securitization. Excluding these amounts, non-interest expense was $20.3 million, up $2.3 million or 13% from 1999. Salaries and benefits expense of $10.5 million was up $0.9 million or 9%, reflecting normal salary increases and the impact of new senior management hires. Professional fees of $2.6 million were up $0.7 million or 40% from $1.9 million in 1999 (up $0.2 million or 13% excluding the write-offs of certain of the costs described above), reflecting higher audit costs in 2000, and consultation on systems development and a variety of business development initiatives. Merger-related expense of $1.8 million in 2000 reflects the costs associated with our acquisition of Freshstart and the write-off of costs capitalized in connection with two acquisitions that were contracted in 2000, but which were subsequently terminated. Amortization of goodwill was $0.5 million in 2000, essentially unchanged from 1999. Administration and advisory fees were $0.1 million in 2000, down $0.1 million or 54% from $0.2 million in 1999, reflecting the completion of the advisory services contract. Other operating expenses of $7.9 million were up $2.2 million or 38% (up $1.3 million or 23% excluding the write-offs of certain of the costs described above) from $5.7 million in 1999. The increase was generally spread among many operating areas of Medallion, and included write-offs related to a general cleanup of operations, increased rent, and higher depreciation, advertising, bank charges, and miscellaneous other operating expenses.

   As reported, net investment income after taxes in 2000 was $9.3 million, down $1.5 million or 14% from net investment income of $10.8 million in 1999, reflecting the results of operations described above. Excluding the impact of the unusual items previously mentioned, net investment income after taxes was $12.4 million, up $1.6 million or 15% from 1999.

   Net unrealized appreciation on investments was $2.2 million in 2000, compared to net unrealized depreciation of $12.3 million in 1999, an increase of $14.4 million. Unrealized appreciation/(depreciation) arises when Medallion makes valuation adjustments to the investment portfolio. When investments are sold or previously recorded unrealized components. As a result, movement between periods can appear distorted. The increase in 2000 activity primarily resulted from the reversal of unrealized depreciation related to realized losses of $2.3 million compared to 1999 activity which included the reversal of unrealized appreciation related to the Radio One gain in 2000 of $5.4 million, along with a net increase in unrealized depreciation of $6.9 million in 1999.

   Net realized loss on investments in 2000 was $3.9 million, compared to a net gain of $22.4 million in 1999, a decrease of $26.4 million. Most of the decrease related to the 1999 sale of Medallion's Radio One equity investment, which resulted in a realized gain of $23.1 million. Aside from Radio One, Medallion sold another equity investment in 2000, which resulted in a loss of $1.3 million. The balance of the increase in 2000 of $2.0 million represented the write-off of various commercial loans that had previously been fully written down through the quarterly valuation adjustment process.

   Medallion's net realized/unrealized loss on investments in 2000 was $1.7 million, which primarily reflected losses on commercial loans, compared to a net realized/unrealized loss in 1999 of $7.5 million (excluding the Radio One transaction) which primarily represented increased valuation allowances for commercial loans.

 For the Years Ended December 31, 1999 and 1998.

   For the year ended December 31, 1999, net increase in net assets resulting from operations was positively impacted by growth in the loan portfolio and an increase in realized gains from the sale of common and preferred stock warrants, offset by an increase in interest and operating expenses.

   Investment income increased $6.2 million or 16% in 1999 compared to 1998. Medallion's investment income reflects the positive impact of portfolio growth during the year. Total portfolio growth was $81 million or 20% from $409 million at December 31, 1998 to $490 million at December 31, 1999. The overall increase in investment income of $6.2 million was primarily the result of higher outstanding loan levels with a higher percentage of loans in the commercial installment-lending portfolio, which generated higher yields than medallion loans. The lower yield on the medallion portfolio partially offset the increase in the investment income.

   Total loan originations, net of participations, increased by $45.6 million or 17.7% to $303.3 million in 1999, compared to $257.7 million in 1998.

   The weighted average yield of the entire portfolio was essentially unchanged at 9.91% at December 31, 1999 compared to 9.92% at December 31, 1998. The medallion loan portfolio yield at year end was 8.91%, compared to 9.03% in 1998, a decrease of 12 basis points caused by a reduction in yields due to increased competition and refinancing by borrowers at lower rates. The commercial portfolio yield declined 47 basis points to 11.69% from 12.16% in 1998, reflecting a shift in the number of loans tied to prime (at lower yields) as a percentage of the commercial portfolio, compared to the older higher yielding fixed rate loans. In addition, the current interest rate environment was such that Medallion shortened maturity dates on new loans. Shorter maturity loans typically have lower rates than longer maturity loans, however the shorter maturity dates helps reduce Medallion's interest rate risk exposure.

   Medallion's 1999 interest expense was $21 million, an increase of $4.0 million or 24% from 1998. Medallion's end of period average cost of funds increased 63 basis points to 7.12% from 6.49% at December 31, 1998. The increase was caused by an 80 basis point increase in the LIBOR Benchmark. Also contributing to the increase in cost of funds end of period was an increase in Medallion's issuance of LIBOR based bank debt, in place of commercial paper, which was generally priced approximately 40-50 basis points higher than Medallion's commercial paper. Average total borrowings increased $78 million or 33% to $316 million in 1999, producing interest expense of $21 million at a weighted average interest rate of 6.64% compared to $238 million in 1998, which produced interest expense of $17 million at a weighted average interest rate of 7.13%. The weighted average interest rates include commitment fees and amortization of premiums on existing interest rate cap agreements. The percentage of Medallion's short-term LIBOR based secured indebtedness including secured commercial paper increased slightly as a percentage of total indebtedness to 81.0% at December 31, 1999 from 80.2% at December 31, 1998.

   The increase in the net interest income was primarily the result of the net increase in the principal outstanding in both the medallion and commercial loan portfolios in 1999 over 1998 of $36 million and $55 million respectively.

   In 1999, Media generated net income of $258,000, which included approximately $473,000 of revenue from taxi top advertising sales to Medallion, compared to $1.2 million in 1998. The decline is primarily the result of higher cost of goods sold and operating expenses. Advertising revenue increased $2.4 million or 31.2% to $9.9 million in 1999, up from $7.5 million in 1998. Display rental costs increased $1.9 million or 76.6% to $4.3 million in 1999, from $2.4 million in 1998. This resulted in a gross margin in 1999 of approximately $5.6 million or 56.9% of advertising revenue compared to $5.1 million or 67.9% in 1998. The increase in advertising revenue and display rental cost is directly related to the increase in the number of displays owned by Media. The number of displays owned by Media increased 1,200 or 23% to approximately 6,400 at December 31, 1999. The $2.4 million increase in revenue was partially offset by the shortfall in revenue resulting from the elimination of higher priced tobacco advertising with initially lower priced replacement contracts and a related lower average display occupancy in 1999 of 81.4%, down from 100% in 1998. Total operating expense increased by $2.1 million in 1999 primarily due to increases in the following expense categories: salary and benefits of $700,000, commission of $209,000, office supplies of $63,000, travel and entertainment of $312,000. These increases reflect the growth and expansion of the business.

   Medallion experienced a gain on the sale of the guaranteed portion of SBA 7(a) loans in the amount of $3.0 million on loans sold for the year ended December 31, 1999 compared to $2.3 million for the year ended December 31, 1998. The increase in the gain is the result of the increase in the sale of loans during the year of $53.8 million for 1999 compared to $23.0 million for 1998, offset by a reduction in the premiums received for the sales.

   Medallion's other income increased $583,000 or 35% to $2.2 million in 1999. Other income was primarily derived from servicing fee income, late charges, prepayment fees and miscellaneous income. Approximately $320,000 of the increase is due to growth in servicing fee income on the guaranteed portion of SBA loans sold in the secondary market. Prepayment fees are heavily influenced by the level and volatility of interest rates and competition. Accretion of negative goodwill was $722,000 in 1999 and 1998.

   Medallion's non-interest expenses increased $3.8 million or 27% to $18 million in 1999. Salary and benefits increased $3.8 million or 66%, other operating expenses totaled $5.7 million for an increase of $692,000 or 14% and professional fees increased $775,000 or 71% to $1.9 million. The increase in salary and benefits of $3.8 million relates to: the full year impact of 1998 staff changes, higher commissions, salary adjustments, changes which lower the recording of deferred loan origination costs, the full year impact of the

Medallion Business Credit operation which was partially in operation during 1998, higher accruals related to special bonus payouts, and one time severance expense related to the Chief Operating Officer's departure. Other operating expenses increase of $692,000 was primarily the result of $250,000 expense related to expenses incurred in reviewing the conversion of Medallion's loan system. The increase in professional fees related to expenses incurred in reviewing potential acquisition candidates. The operating expense ratio increased to 3.3% for 1999 from 3.1% for 1998. The operating expense ratio is computed as non-interest expenses divided by total assets. The amortization of goodwill was $530,000 in 1999, compared to $506,000 in 1998, and primarily related to acquisitions in connection with the initial public offering in 1996.

   Net investment income was $10.8 million in 1999, a decrease of $1.9 million or 15% from $12.7 million in 1998. The decrease was attributable to the $4.0 million increase in interest expense due to a higher cost of funds in 1999, higher non-interest expenses of $3.8 million, offset by an increase in investment income and non interest income of $6.2 million and $133,000, respectively.

   The change in net unrealized depreciation in 1999 was $12.3 million, as compared to a change in net unrealized appreciation of $2.6 million in 1998. This change results from approximately $5.4 million of net unrealized depreciation that was recognized when Radio One stock owned by Medallion was sold which offset the previously recognized unrealized appreciation, and approximately $6.5 million of net unrealized depreciation from additional loan loss reserves recorded.

   Medallion had an increase in realized net gain on investments of $21.3 million from $1.3 million in 1998 to $22.6 million in 1999. The increase in realized gains was the result of the sale of Radio One stock held by Medallion.

   Net increase in net assets resulting from operations was $21.1 million in 1999, an increase of 4.5 million or 27% over the $16.6 million earned in 1998. The increase was attributable to the positive impact of portfolio growth, an increase in realized gains offset by an increase in operating expenses and an increase in unrealized depreciation. Return on assets and return on equity for the year ended December 31, 1999 were 4.3% and 13.53%, respectively, compared to 4.1% and 10.77% for the year ended December 31, 1998.

Asset/Liability Management

 Interest Rate Sensitivity.

   Medallion, like other financial institutions, is subject to interest rate risk to the extent its interest-earning assets (consisting of medallion loans and commercial loans) reprice on a different basis over time in comparison to its interest-bearing liabilities (consisting primarily of credit facilities with bank syndicates, secured commercial paper, senior secured notes and subordinated SBA debentures).

   A relative measure of interest rate risk can be derived from Medallion's interest rate sensitivity gap. The interest rate sensitivity gap represents the difference between interest-earning assets and interest-bearing liabilities, which mature and/or reprice within specified intervals of time. The gap is considered to be positive when repriceable assets exceed repriceable liabilities and negative when repriceable liabilities exceed repriceable assets. A relative measure of interest rate sensitivity is provided by the cumulative difference between interest sensitive assets and interest sensitive liabilities for a given time interval expressed as a percentage of total assets.

   Medallion's interest rate sensitive assets were $532.9 million and interest rate sensitive liabilities were $396.1 million at December 31, 2000. The one-year cumulative interest rate gap was negative $136.8 million, or 25.7% of interest rate sensitive assets.

   Having interest-bearing liabilities that mature or reprice more frequently on average than assets may be beneficial in times of declining interest rates, although such an asset/liability structure may result in declining net earnings during periods of rising interest rates. Abrupt increases in market rates of interest may have an adverse impact on our earnings until we are able to originate new loans at the higher prevailing interest rates. Conversely, having interest-earning assets that mature or reprice more frequently on average than liabilities may be beneficial in times of rising interest rates, although this asset/liability structure may result in declining net earnings during periods of falling interest rates. This mismatch between maturities and interest rate sensitivities of our interest-earning assets and interest-bearing liabilities results in interest rate risk.

   The effect of changes in interest rates is mitigated by regular turnover of the portfolio. Based on past experience, Medallion anticipates that approximately 40% of the portfolio will mature or be prepaid each year. Medallion believes that the average life of its loan portfolio varies to some extent as a function of changes in interest rates. Borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment because the interest rate payable on the borrower's loan is high relative to prevailing interest rates. Conversely, borrowers are less likely to prepay in a rising interest rate environment.

   The following schedule of principal payments sets forth at December 31, 2000 the amount of interest-earning assets and interest-bearing liabilities maturing or repricing within the time periods indicated. The principal amount of medallion loans and commercial loans are assigned to the time frames in which such principal amounts are contractually obligated to be paid. Medallion has not reflected an assumed annual prepayment rate for medallion loans or commercial loans in this table.

                                                More
                                       More    Than 2    More     More
                                      Than 1     and    Than 3   Than 5
                                     and Less   Less   and Less and Less
                          Less Than   Than 2   Than 3   Than 5   Than 6
                           1 Year     Years     Years   Years    Years    Thereafter  Total
                          ---------  --------  ------- -------- --------  ---------- --------
                                               (Dollars in thousands)
Earnings Assets
Medallion and commercial
fixed rate loans........  $  25,513  $ 71,760  $73,451 $162,408 $  4,882   $ 27,408  $365,422
Variable-rate loans.....    151,789       --       --       --       --         --    151,789
Cash....................     15,653       --       --       --       --         --     15,653
                          ---------  --------  ------- -------- --------   --------  --------
Total earnings assets...    192,955    71,760   73,451  162,408    4,882     27,408   532,864
                          ---------  --------  ------- -------- --------   --------  --------
Liabilities Revolving
 line of credit.........    305,700       --       --       --       --         --    305,700
Commercial paper........     24,066       --       --       --       --         --     24,066
SBA debentures..........        --      1,300      --     1,040    7,750     11,270    21,360
Senior secured notes....        --        --       --    45,000      --         --     45,000
                          ---------  --------  ------- -------- --------   --------  --------
Total liabilities.......    329,766     1,300      --    46,040    7,750     11,270   396,126
                          ---------  --------  ------- -------- --------   --------  --------
Interest rate gap.......   (136,811)   70,460   73,451  116,368   (2,868)    16,138  $136,738
                          ---------  --------  ------- -------- --------   --------  --------
Cumulative interest rate
 gap....................  $(136,811) $(66,351) $ 7,100 $123,468 $120,600   $136,738  $    --
                          =========  ========  ======= ======== ========   ========  ========

 Interest Rate Cap Agreements.

   Medallion seeks to manage the exposure of the portfolio to increases in market interest rates by entering into interest rate cap agreements to hedge a portion of its variable-rate debt against increases in interest rates and by incurring fixed rate debt consisting primarily of subordinated SBA debentures.

   We entered into interest rate cap agreements limiting our maximum LIBOR exposure on our revolving credit facility in accordance with the terms shown in the following table:

                                                        Libor  Effective Maturity
      Amount                                            Rate     Date      Date
      ------                                            -----  --------- --------
      $10,000,000...................................... 6.50%    7/6/99   7/6/01
       10,000,000...................................... 6.50     7/6/99   7/6/01
       10,000,000...................................... 7.25    6/22/00  6/24/02

   Medallion will seek to manage interest rate risk by originating adjustable rate loans, by incurring fixed rate indebtedness, by evaluating and purchasing, if appropriate, additional derivatives, and by revising, if appropriate, its overall level of asset and liability matching.

   In addition, Medallion manages its exposure to increases in market rates of interest by incurring fixed rate indebtedness, such as five year senior secured notes and subordinated SBA debentures. Medallion currently has outstanding $45 million of senior secured notes maturing June 1, 2004, at a fixed interest rate of 7.35% and SBA debentures in the principal amount of $21.4 million with a weighted average interest rate of 7.47%. At March 31, 2001, these notes and debentures constituted 11.6% and 5.5% of Medallion's total indebtedness, respectively.

Liquidity and Capital Resources


   Our sources of liquidity are credit facilities with bank syndicates, senior secured notes, long-term SBA debentures that are issued to or guaranteed by the SBA, our secured commercial paper program and loan amortization and prepayments. As a RIC, we distribute at least 90% of our investment company taxable income; consequently, we primarily rely upon external sources of funds to finance growth. At March 31, 2001, our $386.6 million of outstanding debt was comprised as follows: 82.6% bank debt, substantially all of which was at variable effective interest rates with a weighted average interest rate of 6.46%, 0.2% secured commercial paper with an annual weighted average interest rate of 7.18%, 11.64% long-term senior secured notes fixed at an interest rate of 7.20%, and 5.53% subordinated SBA debentures, with fixed-rates of interest with an annual weighted average rate of 7.47%. Medallion is eligible to seek SBA funding and will seek such funding when the rates presented are advantageous. In March 2001, we applied for $72.0 million of additional funding with the SBA ($108.0 million to be committed by the SBA, subject to our raising of additional equity capital.) This application is currently under review, although no assurance can be given that such funding will be obtained. Since SBA financing subjects its recipients to certain regulations, Medallion will seek funding at the subsidiary level to maximize its benefits.

   Currently, Medallion has fully drawn down its existing bank lines of credit. Medallion has observed a practice of minimizing credit facility fees associated with the unused component of credit facilities by keeping the unused component as small as possible and periodically increasing the amounts available under such credit facilities only when necessary to fund portfolio growth. Additionally, Medallion's lead member in the lending syndicate has approximately doubled its exposure to Medallion and MFC to $95 million as a result of a merger between such lead member and another bank in the lending syndicate in September 2000. This bank has asked Medallion to find an additional participant to reduce its exposure. Medallion is actively seeking new members for the lending syndicate. As a result, Medallion is currently unable to expand its borrowing lines until new banks join the lending syndicate or a debt offering is completed.

   Medallion's bank and commercial paper facilities are subject to periodic reviews by the lending syndicate funding the borrowings and are also subject to certain covenants and restrictions. On March 30, 2001, Medallion finalized certain amendments and was granted a waiver of compliance with certain provisions. These amendments clarified and revised certain provisions of the agreements related to business activities and financial covenants of Medallion and MFC, and adjusted the rate of interest paid on the notes. Medallion, MFC, and their lenders have initiated discussions as to the next renewal of the existing bank loans which mature in June and September, 2001. Although there can be no assurances, the Company expects a satisfactory result from these discussions.

   Periodically MFC must maintain certain covenants under its credit facility. At March 31, 2001, MFC was not in compliance with the covenant relating to interest expense ratios (resulting in similar non-compliance under Medallion's credit facility). The Company is presently seeking a waiver under the credit facility which would cure all such non-compliance under these agreements.

   On November 22, 2000, Fitch IBCA placed Medallion's "BBB" senior secured debt rating and "F2" secured commercial paper rating on negative watch. In addition, in December 2000, Medallion's other rating agency, Thompson's Bankwatch was acquired by Fitch IBCA, leaving it with only one commercial paper rating. Primarily as a result of these factors, a substantial portion of Medallion's commercial paper did not rollover and has subsequently been replaced by Medallion's bank facility. On January 18, 2001, Fitch IBCA lowered our senior secured debt rating and secured commercial paper rating to "BB+" and "B", respectively, and removed them from negative watch.

   Medallion believes that its bank credit facilities and cash flow from operations (after distributions to stockholders) will be adequate to fund the continuing operations of Medallion's loan portfolio and advertising business. Nevertheless, Medallion continues to explore additional options, which may increase available funds for Medallion's growth and expansion strategy. In addition to the application for SBA funding described above, these financing options would provide additional sources of funds for both external expansion and continuation of internal growth.


   We are working with investment banking firms to investigate the viability of a number of other financing options which include an equity offering of securities, the sale or spin-off of certain assets or divisions, and the development of a securitization conduit program. These financing options would also provide additional sources of funds for both external expansion and continuation of internal growth. If none of these financing options occur, management believes liquidity would still be adequate to fund the continuing operations of Medallion's loan portfolio and advertising business. Deferred costs related to these financing options were approximately $257,000 as of March 31, 2001 and were included in other assets on Medallion's consolidated balance sheets.

   The following table illustrates sources of available funds for Medallion and each of the subsidiaries, and amounts outstanding under credit facilities and their respective end of period weighted average interest rate at March 31, 2001:

                          Medallion
                          Financial      MFC      BLLC     MCC       MBC       FSVC         Total
                          ---------  -----------  ---- -----------  ------ ------------  ------------
                                                  (dollars in thousands)
Cash....................  $  9,934   $     8,320  $188 $       397  $3,275 $      2,400  $     24,514
Revolving credit
 lines(1)...............   110,000       220,000                                  3,500       333,500
Amounts undisbursed.....     6,700         6,566                                               13,266
Amounts outstanding.....   103,300       212,670                                  3,500       319,470
Average interest rate...      6.40%         6.48%                                  7.02%         6.46%
Maturity................      9/01          6/01                              On Demand   6/01 - 9/01
Commercial paper........                     764                                                  764
Average interest rate...                    7.18%                                                7.18%
Maturity................                    6/01                                                 6/01
SBA debentures..........                               $    10,500         $     10,860  $     21,360
Average interest rate...                                      7.08%                7.86%         7.47%
Maturity................                               3/06 - 6/07         12/02 - 9/07  12/02 - 9/07
Senior secured notes....             $    45,000                                         $     45,000
Average interest rate...                    7.20%                                                7.20%
Maturity................             6/04 - 9/04                                          6/04 - 9/04
                          --------   -----------  ---- -----------  ------ ------------  ------------
Total cash and remaining
 amounts undisbursed
 under credit
 facilities.............    16,634        14,886   188         397   3,275        2,400        37,780
                          ========   ===========  ==== ===========  ====== ============  ============
Total debt outstanding..  $103,300   $   258,434  $  - $    10,500  $    - $     14,360  $    386,594
                          ========   ===========  ==== ===========  ====== ============  ============

--------

(1) Commercial paper outstanding is deducted from revolving credit lines available as the line of credit acts as a liquidity facility for the commercial paper.

   Loan amortization, prepayments, and sales also provide a source of funding for Medallion. Prepayments on loans are influenced significantly by general interest rates, medallion loan market rates, economic conditions, and competition. Medallion loan prepayments have slowed since early 1994, initially because of increases, and then stabilization, in the level of interest rates, and more recently because of an increase in the percentage of medallion loans, which are refinanced with Medallion rather than through other sources of financing. Loan sales are a major focus of the SBA Section 7(a) loan program conducted by BLL, which is primarily set up to originate and sell loans. Increases in SBA 7(a) loan balances in any given period generally reflect timing differences in selling and closing transactions.

   On June 1, 1999, MFC issued $22.5 million of Series A senior secured notes that mature on June 1, 2004, and on September 1, 1999, MFC issued $22.5 million of Series B senior secured notes that mature on September 1, 2004 (together, the "Notes"). The Notes bear a fixed rate of interest of 7.2% (7.35% as of March 31, 2000) and interest is paid quarterly in arrears. The Notes rank pari passu with the revolvers and commercial paper through inter-creditor agreements. The proceeds of the Notes were used to prepay certain of the Company's outstanding SBA debentures. See also description of amendments referred to above.

   Media funds its operations through internal cash flow and inter-company debt. Media is not a RIC and, therefore, is able to retain earnings to finance growth.

Recent Developments

   On May 23, 2001, the SBA approved Medallion's applications for up to $72 million in funding to Medallion Capital and Freshstart. Pursuant to the SBA's Small Business Investment Company program, Medallion Capital and Freshstart are entitled to apply for low cost financing through the SBA and then re-lend that money to small businesses that qualify for the program. In approximately 30 days, they will be eligible to draw down on the SBA commitment as needed over a five year period. The notes will have a ten year maturity with a rate of interest that is fixed twice annually at a spread over the yield on the ten year treasury.

                                    BUSINESS

General

   We are a specialty finance company with a leading position in the origination and servicing of loans that finance taxicab medallions. We also originate and service various types of commercial loans. Since 1996, we have increased our medallion loan portfolio at a compound annual growth rate of 18% and our commercial loan portfolio at a compound annual growth rate of 38%. Our total assets under management approximated $780 million and has grown from $215 million at the end of 1996, a compound annual growth rate of 35%. Although some of our medallion loans have from time to time been in arrears or in default, we have never experienced a loss of principal on a medallion loan.

   At March 31, 2001, $285 million or 58% of total loans were comprised of medallion loans and $205 million or 42% were comprised of other commercial loans.

   As an adjunct to our medallion loan and commercial loan businesses, we also operate one of the largest taxicab rooftop advertising businesses in the nation. Currently, we provide advertising space in over 30 metropolitan areas across the United States. Since 1996, we have increased the number of our taxicab rooftop displays from 1,550 to approximately 10,800 at March 31, 2001, at a compound annual growth rate of 47%.

   We were incorporated in the State of Delaware in 1995. Through Medallion and predecessor companies, Alvin Murstein, our Chairman and Chief Executive Officer, has over 40 years of experience in the ownership, management and financing of taxicab medallions. Andrew Murstein, our President, is the third generation in his family to be active in the taxicab medallion lending business.

Our Medallion Loans

   Medallion loans of $285 million comprised 58% of our $490 million total loan portfolio as of March 31, 2001. Since 1979, we have originated, on a combined basis, approximately $1 billion in medallion loans in New York City, Chicago, Boston, Newark, Cambridge and other cities within the United States.

   Our medallion loan portfolio consists of mostly fixed rate loans, collateralized by first security interests in taxicab medallions and related assets. As of March 31, 2001, approximately 79% in principal amount of our medallion loans were in New York City. Although some of our medallion loans have from time to time been in arrears or in default, to date we have never experienced a loss of principal on any of our medallion loans. We estimate that the average loan-to-value ratio of all of our medallion loans is approximately 75%. In addition, we have recourse against a vast majority of the owners of the taxicab medallions and related assets through personal guarantees. Although personal guarantees increase the commitment of borrowers to repay their loans, there can be no assurance that the assets available under personal guarantees would, if required, be sufficient to satisfy the obligations secured by such guarantees.

   The TLC estimates that the total value of all of New York City taxicab medallions and related assets exceeds $3 billion. We estimate that the total value of all taxicab medallions and related assets in the United States exceeds $5 billion. We believe that we will continue to develop growth opportunities by further penetrating the highly fragmented medallion financing markets. Additionally, in the future, we may enhance our portfolio growth rate with selective acquisitions of medallion financing businesses and their related portfolios.

   On October 2, 2000, we acquired Freshstart Venture Capital Corporation (Freshstart), a specialty finance company with total assets of $23 million at the time of the acquisition. Freshstart operates as a Specialized Small Business Investment Company (SSBIC), and is regulated and financed in part by the SBA. Freshstart is regulated as a business development company under the 1940 Act and has elected to be treated as a RIC for federal income tax purposes. As an SSBIC, Freshstart's business is to provide loan financing to small and medium-sized businesses that qualify under SBA regulations as socially or economically disadvantaged. Freshstart makes a substantial portion of its loans to finance taxicab medallions, taxicabs, and related assets, with the balance of the loans being made to other small businesses.

 Portfolio Characteristics.

   Medallion loans generally require equal monthly payments covering accrued interest and amortization of principal over a ten to fifteen year schedule subject to a balloon payment of all outstanding principal after four or five years. More recently, we have begun to originate loans with one to four year maturities where interest rates are adjusted and a new maturity period set. Borrowers may prepay medallion loans upon payment of a fee ranging from 30 to 90 days' interest. We believe that the likelihood of prepayment is a function of changes in interest rates. Borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment when the interest rate payable on their loan is high relative to prevailing interest rates. We believe they are less likely to prepay in a rising interest rate environment. We generally retain the medallion loans we originate. At March 31, 2001, all of our medallion loans were secured by first security interests in taxicab medallions and related assets.

   We believe that our medallion loan portfolio is of high credit quality, because medallions have generally increased in value and are easy to repossess and resell in an active market. In instances where a borrower has defaulted on a loan, we have seized the medallion collateralizing that loan. If the loan was not brought current, we were able to sell the medallion in the active market at prices at or in excess of the amounts due. Although some of our medallion loans have from time to time been in arrears or in default, to date we have never experienced a loss of principal on any of our medallion loans.

 Taxicab Medallion Market.

   We have originated and serviced medallion loans since 1979 and have established a leading position in the industry. Management has a long history of owning, managing, and financing taxicab fleets, taxicab medallions and corporate car services, dating back to 1956. Medallion loans collateralized by New York City taxicab medallions and related assets comprised 79% of the value of our medallion loan portfolio at March 31, 2001. The balance consisted of medallion loans collateralized by taxicab medallions in Chicago, Boston, Newark, Cambridge, Philadelphia, Baltimore, and Hartford. We believe that there are significant growth opportunities in these and other metropolitan markets nationwide.

   The following table displays information regarding medallion loans outstanding in each of our major markets at March 31, 2001:

                                                 % of
                                 % of Total   Medallion   Average
                          # of      Loan         Loan     Interest  Principal
                          Loans Portfolio(1) Portfolio(1)   Rate     Balance
                          ----- ------------ ------------ -------- ------------
Medallion Loans
  New York............... 1,876     45.5%        79.5%      8.66%  $226,191,041
  Chicago................   317      5.0          8.7      10.38     24,825,137
  Boston.................   139      3.1          5.5      11.16     15,612,426
  Newark.................    89      2.0          3.4      11.54      9,782,525
  Other..................    91      1.7          2.9      11.50      8,218,211
                          -----     ----        -----      -----   ------------
Gross Medallion Loans.... 2,512     57.3%       100.0%      9.21%   284,629,340
                          =====     ====        =====      =====
  Deferred loan
   acquisition costs.....                                               712,159
                                                                   ------------
Total Medallion Loans....                                          $285,341,499
                                                                   ============

--------
(1) Based on principal balance outstanding.

   The New York City Market. A New York City taxicab medallion represents the only permitted license to operate a taxicab and accept street hails in New York City. As reported by the TLC, individual (owner-driver) medallions sold for approximately $189,000 and corporate medallions sold for approximately $209,000 at April 30, 2001. The number of taxicab medallions is limited by law, and as a result of the limited supply of medallions, an active market for medallions has developed. The law limiting the number of medallions also stipulates that the ownership for the 12,053 medallions outstanding at March 31, 2001 shall remain divided into 5,086 individual medallions and 6,967 fleet or corporate medallions. Corporate medallions are more valuable because they can be aggregated by businesses and leased to drivers and operated for more than one shift.

   A prospective medallion owner must qualify under the medallion ownership standards set and enforced by the TLC. These standards prohibit individuals with criminal records from owning medallions, require that the funds used to purchase medallions be derived from legitimate sources and mandate that taxicab vehicles and meters meet TLC specifications. In addition, before the TLC will approve a medallion transfer, the TLC requires a letter from the seller's insurer stating that there are no outstanding claims for personal injuries in excess of insurance coverage. After the transfer is approved, the owner's taxicab is subject to quarterly TLC inspections.

   Most New York City medallion transfers are handled through approximately 32 medallion brokers who are licensed by the TLC. In addition to brokering medallions, these brokers also arrange TLC documentation insurance, vehicles and meters, as well as financing. Medallion has excellent relations with many of the most active of these brokers and regularly receives referrals from them. However, Medallion receives most of its referrals from a small number of brokers.

   The Chicago Market. We estimate that Chicago medallions currently sell for approximately $69,000. Pursuant to a municipal ordinance, the number of outstanding medallions is currently capped at 6,700, which includes an additional 150 and 200 medallions that were auctioned and placed into service in July 1999 and December 2000, respectively. We estimate that the total value of all Chicago medallions and related assets is over $450 million.

   The Boston Market. We estimate that Boston medallions currently sell for approximately $185,000. The number of Boston medallions had been limited by law since 1930 to 1,525 medallions. In 1993, however, the Massachusetts legislature authorized the Boston Hackney Carriage Bureau, which regulates the issuance of new medallions, to issue 300 additional medallions, including 40 additional medallions which are restricted to "wheelchair accessible" taxicabs. In January 1999, 75 additional medallions were auctioned and put into service. An additional 57 medallions were auctioned in June 2000. We estimate that the total value of all Boston medallions and related assets is over $300 million.

   The Newark Market. We estimate that Newark medallions currently sell for approximately $220,000. The number of Newark medallions currently has been limited to 600 since 1950 by local law. We estimate that the total value of all Newark medallions and related assets is over $130 million.

Our Commercial Loans

   Commercial loans of $205 million comprised 42% of our $490 million total loan portfolio as of March 31, 2001. From the inception of our commercial loan business in 1987 through March 31, 2001, we have originated more than 10,000 commercial loans in an aggregate principal amount of more than $425 million. We estimate that the average loan-to-value ratio of our commercial loans was approximately 70% on March 31, 2001. Our commercial loan portfolio consists of floating-rate, adjustable, and fixed rate loans. We have increased our commercial loan activity in recent years primarily because of the attractive higher-yielding, floating-rate nature of this type of lending. This increase has been primarily driven by internal growth through the origination of additional commercial loans. We plan to continue to expand our commercial loan activities to develop a more diverse borrower base and a wider geographic area of coverage as well as to expand our targeted industries.

   Our commercial loans generally are secured by equipment, accounts receivable, real estate, and other assets, and have interest rates averaging 200 basis points over the prevailing prime rate. As with our medallion loans, we require the vast majority of the principals of borrowers to personally guarantee commercial loans. Our aggregate realized loss of principal on commercial loans has averaged less than 1/2 of 1% per annum for each of the last five years.

   The following table displays the different types of loans in our commercial loan portfolio at March 31, 2001:

                                                 % of
                                 % of Total   Commercial  Average
                          # of      Loan         Loan     Interest  Principal
                          Loans Portfolio(1) Portfolio(1)   Rate     Balance
                          ----- ------------ ------------ --------  ---------
Commercial Loans
  SBA Section 7(a)
   loans................    751     12.2%        28.8%      11.1%  $ 60,573,458
  Asset-based loans.....     46      8.2         19.3       12.1     40,611,238
  Secured mezzanine
   loans................     31      5.4         12.7       13.3     26,716,333
  Other commercial
   secured loans........    531     16.5         39.2       12.1     82,437,340
                          -----     ----        -----       ----   ------------
Gross Commercial Loans..  1,359     42.3%       100.0%      11.8%   210,338,369
                          =====     ====        =====       ====   ------------
Deferred loan
 acquisition costs......                                                974,313
Unrealized depreciation
 on loans...............                                             (5,928,969)
                                                                   ------------
Total Commercial Loans..                                           $205,383,713
                                                                   ============

--------
(1) Based on principal balance outstanding.

 SBA Section 7(a) Loans.

   We originate loans under the Section 7(a) program of the SBA through our Business Lenders LLC (BLL) subsidiary. Up to 75% of the amount of these loans (up to $1 million) are guaranteed by the U.S. government. These loans are secured by fixed assets and or real estate throughout the New England and the New York areas, and comprise approximately 29% of our commercial loan portfolio. BLL has achieved "preferred lender" status from the SBA in 25 districts in which it originates loans, enabling us to obtain expedited loan approval and closing from the SBA. These loans are typically secured by assets or real estate, and have floating interest rates tied to a spread over the prime rate. Additionally, a liquid market exists for the sale of the guaranteed portion of these loans. We regularly sell the guaranteed portion of our Section 7(a) loans in the secondary market and recognize a gain on these sales. This gain is accounted for in accordance with Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125." We believe that the floating-rate nature of these loans is beneficial for our interest rate exposure management.

 Asset-Based Loans.

   We originate asset-based loans to small businesses for working capital through our Medallion Business Credit (MBC) subsidiary. These loans are primarily secured by accounts receivable of small businesses that require credit facilities ranging from $250,000 to $3.5 million, a market which we believe is underserved, and which represents approximately 19% of our commercial loan portfolio. We had successfully established approximately 46 credit lines at March 31, 2001. Security on these facilities is principally the borrower's accounts receivable, but may also include inventory, machinery, or equipment. Currently, our customer base is concentrated in the New York metropolitan area and includes manufacturers, distributors and service organizations. These loans are generally priced at approximately 300 basis points over the prevailing prime rate on our credit facilities.

 Secured Mezzanine Loans.

   We originate both senior and subordinated loans to businesses in a variety of industries through our Medallion Capital, Inc. (Medallion Capital) subsidiary. These industries include radio and television stations, airport food service and telephone companies, and laser eye surgery clinics. Frequently, we receive warrants to purchase an equity interest in the companies to which we provide secured mezzanine loans. These loans comprised approximately 13% of our commercial loan portfolio at March 31, 2001.

 Other Commercial Secured Loans.

   We originate other commercial loans that are not concentrated in any particular industry. These loans, which are generally fixed rate loans, represent approximately 39% of our commercial loan portfolio. Our customer base includes food service, real estate, dry cleaners, laundromats, laser eyes surgery clinics, and radio and television broadcast industries. We often accept equity warrants as partial consideration in its lending transactions, thus, enabling us to share in the future growth of our borrowers.

 Portfolio Characteristics.

   Commercial loans finance either the purchase of the equipment and related assets necessary to open a new business or the purchase or improvement of an existing business. We have originated commercial loans in principal amounts ranging from $5,000 to approximately $5.3 million. As of March 31, 2001, the average principal amount of our commercial loans was $214.4 million. These loans are generally retained and typically have maturities ranging from one to ten years and require equal monthly payments covering accrued interest and amortization of principal over a four to five year term. Substantially all loans generally may be prepaid with a fee ranging from 30 to 120 days' interest. The term of, and interest rate charged on, our outstanding loans are subject to SBA regulations. Under SBA regulations, the maximum rate of interest permitted on loans originated by us is 19.0%. Unlike medallion loans, for which competition precludes us from charging the maximum rate of interest permitted under SBA regulations, we are able to charge the maximum rate on certain commercial loans. We believe that the increased yield on commercial loans compensates for their higher risk relative to medallion loans and further illustrates the benefits of diversification.

   We generally originate commercial loans at an average loan-to-value ratio of 70 to 75%. Substantially all of our commercial loans are collateralized by security interests in the assets being financed by the borrower. In addition, we have recourse against the vast majority of the principals of borrowers who personally guarantee the loans. Although personal guarantees increase the commitment of borrowers to repay their loans, there can be no assurance that the assets available under personal guarantees would, if required, be sufficient to satisfy the obligations secured by such guarantees. In certain cases, equipment vendors may provide full and partial recourse guarantees on loans.

Delinquency and Loan Loss Experience

   We generally follow a practice of discontinuing the accrual of interest income on our commercial loans that are in arrears as to interest payments for a period of 90 days or more. We deliver a default notice and begin foreclosure and liquidation proceedings when management determines that pursuit of these remedies is the most appropriate course of action under the circumstances.

   At March 31, 2001, we had an aggregate principal balance of $26.5 million, or 5.3% of the portfolio which was delinquent for 90 days or more, compared to an aggregate principal balance of $28.9 million, or 5.6% of the portfolio, at December 31, 2000 and $28.4 million, or 5.8% of the portfolio, at December 31, 1999. We consider a loan to be delinquent if the borrower fails to make payments for 90 days or more; however, we may agree to modify the payment terms of the loan with a borrower that cannot make payments in accordance with the original loan agreement. In such case, the loan will only be returned to accrual status if all past due payments are brought fully current. Based upon our assessment of our collateral position, we anticipate that a substantial portion of the principal amount of our delinquent loans would be collected upon foreclosure of such loans, if necessary. There can be no assurance, however, that the collateral securing these loans will be adequate in the event of foreclosure.

   We monitor delinquent loans for possible exposure to loss. In our analysis, we review various factors, including the value of the collateral securing the loan and the borrower's prior payment history. Under the 1940 Act, our loan portfolio must be recorded at fair value or "marked-to-market." Unlike other lending institutions, we are not permitted to establish reserves for loan losses. Instead, we adjust the valuation of our portfolio quarterly to reflect our estimate of the current realizable value of our loan portfolio. Since no ready market exists for this portfolio, fair value is subject to the good faith determination of our management and the approval of our board of directors.

   Because of the subjectivity of these estimates, there can be no assurance that in the event of a foreclosure or the sale of portfolio loans we would be able to recover the amounts reflected on our balance sheet.

   In determining the value of our portfolio, management and the board of directors may take into consideration various factors such as the financial condition of the borrower and the adequacy of the collateral. For example, in a period of sustained increases in market rates of interest, management and the board of directors could decrease its valuation of the portfolio if the portfolio consists primarily of fixed rate loans. Our valuation procedures are designed to generate values which approximate the value that would have been established by market forces and are therefore subject to uncertainties and variations from reported results. Based upon these factors, we determine net unrealized depreciation of investments or the amount by which our estimate of the current realizable value of our portfolio is below our cost basis.

   The following table sets forth the changes in Medallion's unrealized appreciation (depreciation) of investments for the periods indicated:

                                                        Equity
                                           Loans     Investments      Total
                                        -----------  ------------  ------------
Balance, December 31, 1997              $(2,824,218) $  3,132,650  $    308,432
Increase in unrealized:
 Appreciation on investments..........      409,943     3,347,178     3,757,121
 Depreciation on investments..........     (675,883)     (458,489)   (1,134,372)
Unrealized depreciation of acquired
 subsidiary...........................     (200,000)          --       (200,000)
Reversals of unrealized appreciation
 (depreciation) related to realized:
 Gains on investments.................          --     (1,167,363)   (1,167,363)
 Losses on investments................    1,125,866           --      1,125,866
                                        -----------  ------------  ------------
Balance, December 31, 1998               (2,164,292)    4,853,976     2,689,684
Increase in unrealized:
 Appreciation on investments..........          --     12,966,343    12,966,343
 Depreciation on investments..........   (7,208,586)     (208,853)   (7,417,439)
Reversals of unrealized appreciation
 (depreciation) related to realized:
 Gains on investments.................          --    (18,197,295)  (18,197,295)
 Losses on investments................      388,825           --        388,825
                                        -----------  ------------  ------------
Balance, December 31, 1999               (8,984,053)     (585,829)   (9,569,882)
Increase in unrealized:
 Appreciation on investments..........      412,807       200,000       612,807
 Depreciation on investments..........     (636,367)      (20,767)     (657,134)
Reversals of unrealized appreciation
 (depreciation) related to realized:
 Gains on investments.................       (2,573)      (15,981)      (18,554)
 Losses on investments................    2,221,396           --      2,221,396
                                        -----------  ------------  ------------
Balance, December 31, 2000               (6,988,790)     (422,577)   (7,411,367)
Increase in unrealized:
 Appreciation on investments..........          --        176,407       176,407
 Depreciation on investments..........     (558,159)          --       (558,159)
Reversals of unrealized appreciation
 (depreciation) related to realized:
 Gains on investments.................       (3,375)     (120,389)     (123,764)
 Losses on investments................    1,384,856           --      1,384,856
 Other................................      236,499       240,779       477,278
                                        -----------  ------------  ------------
Balance, March 31, 2001                 $(5,928,969) $   (125,780) $ (6,054,749)
                                        ===========  ============  ============

   The following table presents credit-related information for the investment portfolios as of December 31 or March 31, as applicable:

                                                                    March 31,
                                       1998      1999      2000       2001
                                     --------  --------  --------  -----------
(in thousands)                                                     (unaudited)
Medallion loans....................  $286,232  $321,901  $299,303   $285,341
Commercial loans...................   110,837   165,654   212,721    205,384
                                     --------  --------  --------   --------
Total loans........................   397,069   487,555   512,024    490,725
Equity investments (1).............    11,579     2,012     2,130      1,730
                                     --------  --------  --------   --------
Total loans and equity
 investments.......................  $408,648  $489,567  $514,154   $492,455
                                     --------  --------  --------   --------
Realized losses on loans(2)........  $  1,126  $    394  $  2,221   $  1,385
                                     --------  --------  --------   --------
Net unrealized depreciation
 (appreciation) on investments
Loans..............................  $ (2,164) $  8,984  $  6,989   $  5,929
Equity investments.................     4,854       586       423        126
                                     --------  --------  --------   --------
Total..............................  $  2,690  $  9,570  $  7,412   $  6,055
                                     --------  --------  --------   --------
Realized losses as a % of total
 loans.............................      0.28%     0.08%     0.43%      1.10%(4)
Realized losses as a % of total
 loans and equity investments(2)...      0.28      0.08      0.43       1.10(4)
Realized losses as a % of
 commercial loans..................      1.06      0.24      1.04       2.70(4)
Realized losses as a % of
 commercial loans and equity
 investments(2)....................      0.96      0.24      1.03       2.70(4)
                                     --------  --------  --------   --------
Net unrealized depreciation (loans
 only) as a % of total loans.......     (0.55)     1.84      1.36       1.21
Total unrealized depreciation
 (appreciation) as a % of total
 loans and equity investments......      0.66      1.95      1.44       1.23
Net unrealized depreciation
 (appreciation) (loans only) as a %
 of commercial loans...............     (1.95)     5.42      3.29       2.89
Net unrealized depreciation
 (appreciation) as a % of
 commercial loans and equity
 investments.......................      2.20%     5.71%     3.45%      2.92%
                                     ========  ========  ========   ========

--------
(1) Represents common stock and warrants held as investments.

(2) Includes $178,199 of realized losses on equity investments for the year 2000, and $0 for 1999 and 1998.

(3) All realized losses relate to the commercial loan portfolio. There were no realized losses on medallion loans for the years ending December 31, 2000, 1999, and 1998.

(4) Realized losses for the three months ended March 31, 2001 have been annualized.

Investment Activity

   The following table sets forth the components of investment activity in the investment portfolios in the periods indicated:

                                                                 Three Months
                                  Year Ended December 31,       Ended March 31,
                               -------------------------------  ---------------
                                 1998       1999       2000          2001
                               ---------  ---------  ---------  ---------------
                                  (Dollars in thousands)          (unaudited)
Net investments at beginning
 of period...................  $ 334,141  $ 408,208  $ 489,567     $514,154
Investments originated.......    257,737    303,335    197,512       20,411
Repayments of investments....   (202,934)  (231,290)  (170,084)     (41,833)
Increase in unrealized
 appreciation (depreciation),
 net.........................      2,581    (12,260)     2,159          893
Realized gains (losses),
 net.........................      1,291     22,545     (3,884)        (898)
Amortization of origination
 costs.......................     (1,353)      (971)    (1,116)        (272)
Acquisitions.................     16,745        --         --           --
                               ---------  ---------  ---------     --------
Net increase in investments..     74,067     81,359     24,587      (21,699)
                               ---------  ---------  ---------     --------
Net investments at end of
 period......................  $ 408,208  $ 489,567  $ 514,154     $492,455
                               =========  =========  =========     ========

Our Investment Strategy

   Our core philosophy has been "in niches there are riches." We seek to identify markets that are profitable and where we can be an industry leader. We lend to small businesses that meet our overall credit criteria of strong collateral values and personal ability to repay the debt. In all of our lending subsidiaries we focus on making secured loans to achieve favorable yield to risk profiles and below average losses. In addition to increasing our market share in existing lending markets and identifying new niches, we seek to acquire specialty finance companies that make secured loans to small businesses which have experienced historically low loan losses. Since our initial public offering in May 1996, we have acquired eight specialty finance companies, three loan portfolios and three taxicab rooftop advertising companies.

Marketing, Origination and Loan Approval Process

   We employ 32 loan originators that originate medallion loans and commercial loans. Both medallion and commercial loans are sourced from brokers with extensive networks of applicants, and commercial loans are also referred by our contacts with banks, attorneys, and accounting firms. Each loan application is individually reviewed through analysis of a number of factors, including loan-to-value ratios, a review of the borrower's credit history, public records, personal interviews, trade references, personal inspection of the premises, and approval from the TLC, SBA, or other regulatory body, if applicable. We also require each applicant to provide personal and corporate tax returns, premises leases, and/or property deeds. Our senior management establishes loan origination criteria. Loans that conform to such criteria may be processed by a loan officer with the proper credit authority, and non-conforming loans must be approved by the Chief Executive Officer or the Chief Credit Officer.

Taxicab Rooftop Advertising

   Medallion Taxi Media, Inc. (Media) provides taxicab rooftop advertising, which is a relatively undeveloped segment of the out-of-home advertising industry. Out-of-home advertising includes:

  .  traditional outdoor advertising, such as billboards and posters;

  .  transit advertising, such as taxicabs, buses, bus shelters, subways;

  .  commuter train and airport advertising; and

  .  in-store point of sale advertising.

   We currently provide taxicab rooftop advertising in over 30 metropolitan areas and have the leading market share in New York, Los Angeles, Philadelphia, Dallas and Baltimore/Washington D.C. Our goal is to become the leading national provider of taxicab rooftop advertising by establishing a presence in additional major U.S. metropolitan markets. As of March 31, 2001, we had approximately 10,800 installed displays.

   We entered this business in November 1994 with the organization of Media, and since that time the business has grown rapidly. Generally, we enter into agreements with taxicab associations, fleets or individuals to lease taxicab rooftop space for five-year terms. We have added an additional 1,700 displays to the number under contract in New York City. On September 1, 1998, we acquired the assets of Taxi Ads, LLC which had 855 displays in service in New Orleans, Philadelphia, and San Diego. On February 2, 1999, Media purchased all of the common stock of Transit Advertising Displays, Inc., which operates installed displays in the Baltimore and Washington, D.C. areas. On September 30, 1999, Media entered into an agreement with Yellow Cab Service Corp. to sell advertising space on a commission basis on its 3,000 taxicab trunk signs located throughout the Southeast. On August 7, 2000, we entered into an agreement with Yellow Cab Service Corp., the taxi division of Coach USA, to place advertising on more than 2,300 taxis in ten additional cities. On August 30, 2000, Media purchased all the assets of Out There Media LLC (Out There), a privately held company headquartered in Cleveland. Out There has the right to place an advertisement on top of more than 250 taxis in Cleveland, Columbus and Toledo and has contracts with some of the largest taxi fleets in each of their respective cities.

   We attach each display to the rooftop of a taxicab and perform all ongoing display maintenance and repair. The display remains our property. The display serves as a platform or frame for advertising copy, which is preprinted on vinyl sheets with adhesive backing and provided by the advertiser. The advertising copy adheres to the display and is illuminated whenever the taxicab is in operation. The vinyl sheet is durable and is generally left on the display for up to 90 days. The advertising copy is replaced at the advertiser's discretion and cost when advertising campaigns change. The standard size of the vinyl advertising copy, 14 inches high and 48 inches long, was designed to be proportionally similar to "bulletins" or "billboards" to permit advertisers to conveniently translate billboard copy to display copy.

   We market the displays to advertising agencies and outdoor advertising buying agencies. Advertising contracts generally vary from 30 days to one year and provide for monthly payments by the advertiser. The following is a sample of Media's advertising accounts in 2000:

 .Armani Exchange                          .Disney's The Lion King on Broadway
 .Versace                                  .Hot Jobs.com
 .Fleet Bank N.A.                          .Alta Vista
 .Continental Airlines                     .Hard Rock Cafe
 .M&M Mars                                 .California Pizza Kitchen
 .Kellogg's                                .Fox Family Channel
 .Old Navy                                 .Sony
 .Banana Republic                          .Fossil
                                          .Kate Spade

   We believe that there are growth opportunities within our existing markets because only approximately 40% of New York City taxicabs, and less than 10% of taxicabs nationwide, have rooftop advertising. In addition, we believe that our growth will be facilitated by our reputation and relationship within the taxicab industry and because our arrangement with the taxicab owners provides them with incremental income.

   On September 14, 2000, through a joint venture with Yahoo!, Inc., we introduced 10 Internet enabled taxicabs in New York. These taxicabs are equipped with Palm Inc.'s Palm Pilot VII handheld computers, allowing passengers to access the Internet while in transit. On February 8, 2001, we announced that Media had entered into an agreement to acquire Taxi Media Network, the largest taxicab advertising company in Japan, which holds the rights to provide advertising on 7,000 taxis in Japan. The transaction is subject to a satisfactory due diligence review and other customary closing conditions.

Funding Our Lending Operations

 Overview.

   We fund our lending operations primarily through credit facilities with bank syndicates and, to a lesser degree, secured commercial paper and through fixed rate, senior secured notes and long-term subordinated debentures issued to or guaranteed by the SBA. The determination of funding sources is established by our management, based upon an analysis of the respective financial and other costs and burdens associated with funding sources. Currently, Medallion has fully drawn down its existing bank lines of credit. The table below summarizes our borrowings as of March 31, 2001:

                                                                      Total
                                                                   (Dollars in
                                                                    thousands)
                                                                   ------------
Cash.............................................................. $     24,514
Revolving lines of credit (1).....................................      333,500
Amounts undisbursed...............................................       13,266
Amounts outstanding...............................................      319,470
Average interest rate.............................................         6.46%
Maturity..........................................................  6/01 - 9/01
Commercial paper.................................................. $        764
Average interest rate.............................................         7.18%
Maturity..........................................................         6/01
SBA debentures.................................................... $     21,360
Average interest rate.............................................         7.47%
Maturity.......................................................... 12/02 - 9/07
Senior secured notes.............................................. $     45,000
Average interest rate.............................................         7.20%
Maturity..........................................................  6/04 - 9/04
Total cash and amounts undisbursed under credit facilities........ $     37,780
                                                                   ============
Total debt outstanding............................................ $    386,594
                                                                   ============

--------
(1) Commercial paper outstanding is deducted from revolving credit lines available as the line of credit acts as a liquidity facility for the commercial paper.

   We fund our fixed rate loans with variable-rate secured bank debt and fixed rate senior secured notes and SBA debentures. The mismatch between maturities and interest rate sensitivities of these balance sheet items results in interest rate risk. We seek to manage our exposure to increases in market rates of interest to an acceptable level by:

  .  originating adjustable rate loans;

  .  incurring fixed rate debt; and

  . purchasing interest rate caps to hedge a portion of our variable-rate debt against increases in interest rate.

   Nevertheless, we accept varying degrees of interest rate risk depending on market conditions. For additional discussions of our funding sources and asset and liability management strategy, see "Asset/Liability Management".

 Our Revolving Credit Agreements.

   On March 27, 1992 (and as subsequently amended), MFC entered into a revolving credit commitment (MFC Loan Agreement) with a group of banks. Effective on February 10, 2000, MFC extended the credit commitment until June 30, 2001 at an aggregate credit commitment amount of $220.0 million, an increase from

$195.0 million under the previous agreement. The MFC Loan Agreement may be extended annually after June 30, 2001 upon the option of the participating banks and acceptance by MFC. Should any participating bank not extend its committed amount, the MFC Loan Agreement provides that each bank shall extend a term loan equal to its share of the principal amount outstanding of the revolving credit agreement. Maturity of the term note shall be the earlier of two years or any other date on which it becomes payable in accordance with the MFC Loan Agreement. Interest and principal payments are paid monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on LIBOR plus an interest rate margin at the option of MFC. The obligations of MFC under the MFC Loan Agreement are secured by substantially all of the assets of MFC, including substantially, all promissory notes evidencing MFC's investments, and the pledge of stock of all of its direct and indirect subsidiaries. MFC is required under the MFC Loan Agreement to maintain minimum tangible net assets of $65.0 million and certain financial ratios, as defined therein. The MFC Loan Agreement contains other restrictive covenants, including a limitation of $500,000 for capital expenditures.

   On July 31, 1998, (and as subsequently amended) we closed our existing $25.0 million revolving credit line and entered into a committed revolving credit agreement (the Medallion Loan Agreement) with a group of banks. The aggregate credit commitment amount was $100.0 million maturing on June 28, 2000 and was extended on September 22, 2000 to September 21, 2001 at an increased commitment level of $110.0 million. The Medallion Loan Agreement may be extended annually thereafter upon the option of the participating banks and acceptance by us. Should any participating bank not extend its committed amount, the Medallion Loan Agreement provides that each bank shall extend a term loan equal to its share of the principal amount outstanding of the revolving credit note. Maturity of the term note shall be the earlier of one year or any other date on which it becomes payable in accordance with the Medallion Loan Agreement. Interest and principal payments are paid monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on the LIBOR rate plus an interest rate margin at our option. Our obligations under the Medallion Loan Agreement are secured by substantially all of our assets, including substantially, all promissory notes evidencing our investments, and the pledge of stock of all of our direct and indirect subsidiaries. We are required under the Medallion Loan Agreement to maintain levels of medallion loans and certain financial ratios, as defined therein. The Medallion Loan Agreement contains other restrictive covenants, including a limitation of $1.0 million for capital expenditures per annum.

   On March 6, 1997, Freshstart established a $5.0 million line of credit with a bank at a rate of LIBOR plus 1.75%. Pursuant to the terms of the line of credit, Freshstart is required to comply with certain terms, covenants, and conditions, including maintaining minimum balances with the bank. The line of credit is unsecured. In connection with the Freshstart acquisition, the line was reduced to $3.5 million with no specific maturity.

   On March 30, 2001, we finalized certain amendments to our existing loan agreements. These amendments granted us a waiver of compliance with certain provisions, clarified and revised certain provisions of the agreements related to business activities and financial covenants, adjusted the rate of interest paid on the notes and the loans, provided for the pledge of 100% of the capital stock of Media to secure the obligations under the Medallion Loan Agreement, the MFC Loan Agreement, our senior secured notes and commercial paper, if any, issued by us or MFC and provided that Media will guarantee the obligations under the Medallion Loan Agreement, the MFC Loan Agreement and our senior secured notes. As of the effective date of the amendments, we believe that we and MFC are in compliance with the requirements of the credit facilities for the foreseeable future. We have initiated discussions with our lenders as to the next renewal of the existing bank loans which mature in June and September, 2001. Although, there can be no assurances, we expect a satisfactory result from these discussions.

   Periodically, MFC must maintain certain covenants under its revolving credit facility. As of March 31, 2001, MFC was not in compliance with the covenant relating to interest expense ratios (resulting in similar non-compliance under its senior secured notes and Medallion's revolving credit facility). We are presently seeking a waiver under the revolving credit facility which would cure all such non-compliance under these agreements.

 Our Senior Secured Notes.

   MFC presently has outstanding $22.5 million of Series A Senior Secured Notes that mature on June 1, 2004 and $22.5 million of Series B Senior Secured Notes that mature on September 1, 2004. These notes bear a fixed rate of interest of 7.35% and interest is paid quarterly in arrears. The notes rank pari passu with the revolving credit facilities and commercial paper through inter-creditor agreements.

 Our SBA Funding.

   At March 31, 2001, Medallion Capital and Freshstart had $10.5 million and $10.9 million in SBA debentures outstanding, respectively.

   On May 23, 2001, the SBA approved our applications for up to $72 million in funding to Medallion Capital and Freshstart. Pursuant to the SBA's Small Business Investment Company program, Medallion Capital and Freshstart are entitled to apply for low cost financing through the SBA and then re-lend that money to small businesses that qualify for the program. In approximately 30 days, they will be eligible to draw down on the SBA commitment as needed over a five year period. The notes will have a ten year maturity with a rate of interest that is fixed twice annually at a spread over the yield on the ten year treasury.

Our Operation as a RIC

   We have elected to be taxed as a RIC under Sections 851 through 855 of the Code. Now and in the future, we plan to operate in a manner that satisfies the requirements for taxation as a RIC under the Code. However, we cannot give assurances that we will remain qualified. The sections of the Code relating to qualification and operation as a RIC are highly technical and complex. The following discussion summarizes material aspects of the sections of the Code that govern the federal income tax treatment of a RIC and the treatment of stockholders. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations developed under the Code and the rules, and administrative and judicial interpretations of these provisions, rules and regulations.

   In general, if certain detailed conditions of the Code are met, business development companies like us are generally not taxed at the corporate level on "investment company taxable income" that is distributed to stockholders. The income of a non-RIC corporation is generally subject to corporate tax. In addition, stockholders who receive income from non-RIC corporations are also taxed on the income they receive. Thus, the income of a non-RIC corporation is subject to "double taxation" (i.e., taxation at both the corporate and stockholder levels). RIC treatment substantially eliminates this "double taxation." A RIC is, however, generally subject to federal income tax, at regular corporate rates, on undistributed investment company taxable income.

   To avoid a 4% nondeductible federal excise tax on undistributed income and capital gains, we must distribute (or be deemed to have distributed) by December 31st of each year: 1) at least 98% of our ordinary income for such year; 2) at least 98% of our capital gain net income (which is the excess of our capital gain over our capital loss and is generally computed on the basis of the one- year period ending on October 31st of such year); and 3) any amounts that were not distributed in the previous calendar year and on which no corporate income tax has been paid.

   If we fail to qualify as a RIC in any year, we will be subject to federal income tax as if we were a domestic corporation, and our stockholders will be taxed in the same manner as stockholders of ordinary corporations. If this were to occur, we could be subject to potentially significant tax liabilities and the amount of cash available for distribution to our stockholders could be reduced.

   The Code's definition of the term "RIC" includes a domestic corporation that has elected to be treated as a business development company under the 1940 Act and meets certain requirements. These requirements are:

     (a) The company derives at least 90% of its gross income for each taxable year from dividends, interest, interest payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income derived from its business of investing in such stocks, securities or currencies; and

     (b) The company diversifies its holdings so that, at the close of each quarter of its taxable year,

       (i) at least 50% of the value of its total assets is represented by
    (A) cash, and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the company and to not more than 10% of the outstanding voting securities of such issuer, and

       (ii) not more than 25% of the value of total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or of more issuers controlled by the company and engaged in the same, similar or related trades or businesses.

   These diversification requirements could restrict the expansion of our taxicab rooftop advertising business and our medallion collateral appreciation participation loan business, or result in our disqualification from RIC status. In addition, to qualify as a RIC under the Code, in each taxable year, a company also must distribute to its stockholders at least 90% of (a) its investment company taxable income and (b) the excess of its tax-exempt interest income over certain disallowed deductions.

   If we satisfy these requirements, neither the investment company taxable income we distribute to stockholders nor any net capital gain distributed to our stockholders will be subject to federal income tax. Investment company taxable income and/or net capital gains retained by us will be subject to federal income tax at regular corporate income tax rates. However, we may designate retained net long-term capital gains as "deemed distributions" and pay a tax on such gains for the benefit of our stockholders. We currently intend to continue distributing income to our stockholders for each of our taxable years substantially all of our investment company taxable income and may or may not distribute any capital gains.

   If we acquire debt obligations that were originally issued at a discount, or bear interest rates that do not call for payments at fixed rates (or certain "qualified variable rates") at regular intervals over the life of the obligation, we will be required to include, as interest income, in each year, a portion of the "original issue discount" that accrues over the life of the obligation regardless of whether we receive the income, and we will be obligated to make distributions accordingly. If this were to occur, we may borrow funds or sell assets to meet the distribution requirements. However, the 1940 Act prohibits us from making distributions to stockholders while senior securities are outstanding unless we meet certain asset coverage requirements.

   If we are unable to make the required distributions, we may be subject to the nondeductible 4% excise tax or we may fail to qualify as a RIC. In addition, the SBA restricts the amount of distributions to the amount of undistributed net realized earnings less the allowance for unrealized loan losses (which in our case includes unrealized depreciation).

   If we qualify as a RIC, distributions made to our taxable domestic stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be considered ordinary income to them. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed our actual net long- term capital gain for the taxable year) without regard to the period for which the stockholder has held its stock. Corporate stockholders, however, are subject to tax on capital gain dividends at the same rate as ordinary income.

   To the extent that we make distributions in excess of current and accumulated earnings and profits, these distributions are treated first as a tax-free return of capital to a stockholder, reducing the tax basis of a stockholder's common stock by the amount of such distribution (but not below zero). Distributions in excess of a stockholder's tax basis are taxable as capital gains (if the common stock is held as a capital asset). In addition, any dividends declared by us in October, November or December of any year and payable to a stockholder of record on a specific date in any such month shall be treated as both paid by us and received by the stockholder on December 31st of such year, provided that the dividend is actually paid by us during January of the following calendar year. Stockholders may not include in their individual income tax returns any of our net operating losses or capital losses.

   If we choose to retain and pay tax on any net capital gain rather than distribute such gain to our stockholders, we will designate such deemed distribution in a written notice to stockholders within 60 days after the close of the taxable year. Each stockholder would then be treated, for federal income tax purposes, as if we had distributed to such stockholder, the stockholder's pro rata share of the net long-term capital gain retained by us and the stockholder had paid its pro rata share of the taxes paid by us and reinvested the remainder in us.

   In general, any loss upon a sale or exchange of common stock by a stockholder who has held the stock for six months or less (after applying certain holding period rules) will be treated as long-term capital loss, to the extent that distributions from us are required to be treated by the stockholder as long-term capital gains.

Our Operation as a Business Development Company (BDC)

   As a BDC, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that we may not change the nature of our business in a way which would cause us to lose our status as a BDC or withdraw our election as a BDC, unless we are authorized by a vote of a "majority of the Company's outstanding voting securities," as defined under the 1940 Act.

   We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock (collectively, "senior securities," as defined under the 1940 Act) senior to the shares of common stock if the asset coverage of the indebtedness and all senior securities is at least 200% immediately after the issuance. Subordinated SBA debentures guaranteed by or issued to the SBA by our RIC subsidiaries are not subject to this asset coverage test. In addition, while senior securities are outstanding, provisions must be made to prohibit the declaration of any dividend or other distribution to stockholders (except stock dividends) or the repurchase of securities or shares unless we meet the applicable asset coverage ratios at the time of the declaration of the dividend or distribution or repurchase.

   Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act (Qualifying Assets) unless, at the time the acquisition is made, certain Qualifying Assets represent at least 70% of the value of the company's total assets. The principal categories of Qualifying Assets relevant to our business are the following:

     (1) securities purchased in transactions not involving a public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

       (a) is organized under the laws of, and has its principal place of business in, the United States;

       (b) is not an investment company other than an SBIC wholly-owned by the BDC; and

       (c) satisfies one or more of the following requirements:

         (i) the issuer does not have a class of securities with respect to which a broker or dealer may extend margin credit; or

         (ii) the issuer is controlled by a BDC and the BDC has an affiliated person serving as a director of issuer;

         (iii) the issuer has total assets of not more than $4 million and capital and surplus (Stockholders' equity less retained earnings) of not less than $2 million, or such other amounts as the Securities and Exchange Commission may establish by rule or regulation; or

         (iv) issuer meets such other requirements as the Commission may establish from time to time by rule or regulation;

     (2) securities for which there is no public market and which are purchased in transactions not involving a public offering from the issuer of such securities where the issuer is an eligible portfolio company which is controlled by the BDC;

     (3) securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities; and

     (4) cash.

In addition, a BDC's cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in
(1) or (2) above.

   To count securities as Qualifying Assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where a business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available the required managerial assistance. We believe that the common stock of MFC, Media and Freshstart are Qualifying Assets.

Regulation by the SBA

   MFC, Medallion Capital, and Freshstart each operate as a Small Business Investment Company (SBIC). The Small Business Investment Act of 1958 (SBIA) authorizes the organization of SBICs as vehicles for providing equity capital, long term financing and management assistance to small business concerns. The SBIA and the SBA regulations define a "small business concern" as a business that is independently owned and operated, which does not dominate its field of operation and which (i) has a net worth, together with any affiliates, of $18.0 million or less and average annual net income after U.S. federal income taxes for the preceding two years of $6.0 million or less (average annual net income is computed without the benefit of any carryover loss), or (ii) satisfies alternative criteria under SBA Regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. In addition, at the end of each year, at least 20% of the total amount of loans made after April 25, 1994 must be made in "smaller businesses" which have a net worth of $6.0 million or less and average net income after federal income taxes for the preceding two years of $2.0 million or less. SBA Regulations also prohibit an SBIC from providing funds to a small business concern for certain purposes, such as relending and reinvestment.

   MFC, Medallion Capital and Freshstart are authorized to make loans to borrowers other than disadvantaged businesses (that is, businesses that are at least 50% owned, and controlled and managed, on a day to day basis, by a person or persons whose participation in the free enterprise system is hampered because of social or economic disadvantage) if, at the time of the loan, they have in their portfolio, outstanding loans to disadvantaged businesses with an aggregate cost basis equal to or exceeding the value of the unamortized repurchase discount under their preferred stock repurchase agreements with the SBA.

   Under current SBA Regulations, the maximum rate of interest that MFC, Medallion Capital and Freshstart may charge may not exceed the higher of (i) 19% and (ii) the sum of (a) the higher of (I) that company's weighted average cost of qualified borrowings, as determined under SBA Regulations, or (II) the current SBA debenture rate, plus (b) 11%, rounded to the next lower eighth of one percent. At December 31, 2000, the maximum rate of interest permitted on loans originated by the RIC Subsidiaries was 19%. At December 31, 2000, our outstanding medallion loans had a weighted average rate of interest of 9.22% and outstanding commercial loans had a weighted average rate of interest of 12.41%. Current SBA Regulations also require that each loan originated by an SBIC have a term of between 5 years and 20 years; loans to disadvantaged businesses may be for a minimum of four years. However, recent legislation enacted by the U.S. Congress and signed into law by the President on December 21, 2000, Public Law 106-554, amended the SBIA to define "long term" financing as "any period of time not less than one year." The effect of this statutory change is to eviscerate SBA's regulatory authority to require a minimum period of financing for a period of time longer than one year.

   The SBA restricts the ability of SBICs to repurchase their capital stock, to retire their SBA debentures and to lend money to their officers, directors and employees or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

   Under SBA Regulations, without prior SBA approval, loans by licensees with outstanding SBA leverage to any single small business concern may not exceed 20% of an SBICs regulatory capital, as defined, however, under the terms of the respective conversion agreements with the SBA, MFC is authorized to make loans to disadvantaged borrowers in amounts not exceeding 30% of their respective regulatory capital.

   SBICs must invest funds that are not being used to make loans in investments permitted under SBA Regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the government of the United States with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. The percentage of an SBICs' assets invested in this manner depends on, among other things, loan demand, timing of equity infusions and SBA funding and availability of funds under credit facilities.

   SBICs may purchase voting securities of small business concerns in accordance with SBA Regulations. SBA Regulations prohibit SBICs from controlling a small business concern except where necessary to protect an investment. SBA Regulations presume control when SBICs purchase (i) 50% or more of the voting securities of a small business concern if the small business concern has less than 50 stockholders or (ii) more than 20% (and in certain situations up to 25%) of the voting securities of a small business concern if the small business concern has 50 or more stockholders.

Competition

   Banks, credit unions and finance companies, some of which are SBICs, compete with us in originating medallion loans and commercial loans. Finance subsidiaries of equipment manufacturers also compete with us in originating commercial loans. Many of these competitors have greater resources than us and certain competitors are subject to less restrictive regulations than we are. As a result, there can be no assurance that we will be able to identify and complete the financing transactions that will permit it to compete successfully. Our taxicab rooftop advertising business competes with other taxicab rooftop advertisers, as well as all segments of the out-of-home advertising industry and other types of advertising media, including cable and network television, radio, newspapers, magazines and direct mail marketing. Many of these competitors have greater financial resources than Medallion and offer several forms of advertising as well as production facilities. There can be no assurance that we will continue to compete with these businesses successfully.

Employees

   As of March 31, 2001, we employed a total of 164 persons. We believe that our relations with all of our employees are good.

                               LEGAL PROCEEDINGS

   Medallion and its subsidiaries have been named as defendants in various legal proceedings incident to the ordinary course of its business. We intend to vigorously defend these outstanding claims. In the opinion of our management and based upon the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which in the event of an adverse decision would result in a material adverse effect on our results of operations or financial condition.

                                   MANAGEMENT

   The business and affairs of Medallion are managed under the direction of Medallion's board of directors and the day-to-day operations are conducted through or under the direction of the officers of Medallion. Brian S. O'Leary is primarily responsible for the day-to-day management of Medallion's loan portfolio and has managed the loan portfolio since December 1999.

   The officers and directors of Medallion are as follows:

Name                      Age            Position(s) Held With Medallion
----                      ---            -------------------------------
Alvin M. Murstein (*)...   66 Chairman, Chief Executive Officer and Director
Andrew M. Murstein (*)..   36 President and Director
Brian S. O'Leary (*)....   55 Executive Vice President, Chief Operating
                              Officer and Chief Credit Officer
James E. Jack (*).......   59 Chief Financial Officer and Executive Vice President
Marie Russo (*).........   76 Senior Vice President and Secretary
Michael J. Kowalsky           Executive Vice President
 (*)....................   60
Conrad J. Isoldi (*)....   57 Senior Vice President and Chief Administrative Officer
Larry D. Hall (*).......   47 Chief Accounting Officer and Assistant Treasurer
Dean W. Ryan (*)........   41 Senior Vice President
Stanley Kreitman........   68 Director
David L. Rudnick........   59 Director
Mario M. Cuomo (*)......   68 Director
Frederick S. Hammer.....   63 Director
Benjamin Ward...........   73 Director

--------
An asterisk (*) indicates an "interested person" as such term is defined in
Section 2(a)(19) of the 1940 Act.

   Medallion's 1996 Stock Option Plan is available to executive officers. For more information, see the Statement of Additional Information.

Biographical Information


Officers

   Alvin M. Murstein has been Chairman of the board of directors of Medallion since its founding in 1995 and has been Chief Executive Officer of Medallion since February 1996. Mr. Murstein has also been Chairman of the board of directors and Chief Executive Officer of MFC since its founding in 1979 and of Medallion Taxi Media, Inc. (Media) since its founding in 1994. He served as Chairman of the board of directors and Chief Executive Officer of Tri-Magna from its founding in 1989 until its acquisition by Medallion in May 1996. Mr. Murstein served on the board of directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Alvin Murstein is the father of Andrew M. Murstein.

   Andrew M. Murstein has been President of Medallion since its inception in 1995 and President of Media from its inception. Mr. Murstein has served as a Director of Medallion since October 1997. Mr. Murstein has served two terms as a Director of Medallion and MFC from May 1996 until April 1997. He has served as a Director of Media since its inception. He served as Tri-Magna's Director of New Business Development from 1994 until its acquisition by Medallion in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Andrew M. Murstein is the son of Alvin Murstein and the son-in law of Mr. Rudnick, and is the third generation of his family to be active in the taxicab industry.

   Brian S. O'Leary has been the Chief Operating Officer of Medallion since November 2000. Mr. O'Leary joined Medallion in December 1999 as Senior Vice President and Chief Credit Officer. From April 1996 to December 1999, Mr. O'Leary was Executive Vice President of Atlantic Bank of New York, serving initially as Chief Credit Officer and Chief Administrative Officer and later as head of middle market banking which included the bank's leasing and premium finance subsidiaries. Mr. O'Leary was also a member of the management credit committee. From May 1990 to April 1996 Mr. O'Leary was with Bank Leumi Trust Co. of New York, first as a Deputy Division Head of the Lending Division and a Deputy Chief Lending Officer and then as Executive Vice President and Division Executive of domestic banking. He was also a member of the Senior Credit Committee. From July 1977 to May 1990, he was with Marine Midland Bank, most recently as a Regional Executive Vice President. He began his banking career in 1970 with Bankers Trust Co. in the metropolitan banking division. Mr. O'Leary received a B.A. in economics from Fordham University and an M.B.A. in finance from Pace University.

   James E. Jack was named Chief Financial Officer of Medallion on May 1, 2001. From 1999 to 2001, Mr. Jack was Executive Vice President of Coachmen Industries, Inc. From 1996 to 1999, Mr. Jack served as a managing consultant in the financial services consulting practice at Towers Perrin. For the previous 33 years, Mr. Jack served as a Director, Senior Executive Vice President and Chief Financial Officer of Associates First Capital Corporation. Mr. Jack received a B.B.A. in accounting from the University of Notre Dame and his MBA from the Edwin L. Cox School of Business, Southern Methodist University.

   Marie Russo has been Senior Vice President and Secretary of Medallion since February 1996. Ms. Russo has also been Senior Vice President and Secretary of MFC since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until its acquisition by Medallion in May 1996. From 1989 to 1996, she was Vice President of MFC and from 1983 to 1986, she was Controller of MFC. Ms. Russo received a B.S. in accounting from Hunter College.

   Michael J. Kowalsky has been Executive Vice President of Medallion since May 1996. Mr. Kowalsky has been President of MFC since June 1996. He also served as Chief Operating Officer of Edwards from 1992 until June 1996. Prior to joining Edwards in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and an M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

   Conrad J. Isoldi has been Senior Vice President and Chief Administrative Officer of Medallion since October 1999. Mr. Isoldi was employed by Republic National Bank as Senior Vice President and Deputy Comptroller from June 1996 to October 1999. From 1991 to 1996, Mr. Isoldi was Senior Vice President and Director of Corporate Accounting for First Fidelity Bank (now First Union). From 1974 to 1991, he was Chief Financial Officer for the Nationwide Consumer Bank of Manufacturers Hanover Trust Company, (Chemical and then Chase) from 1974 to 1991. Mr. Isoldi received a B.B.A. in Accounting from Baruch College.


   Larry D. Hall has been Chief Accounting Officer and Assistant Treasurer of Medallion since October 2000. Mr. Hall was employed by Citibank as Vice President--Corporate Financial Control/Corporate Reporting/Analysis from October 1995 to October 2000. Mr. Hall was Vice President--Finance/Controller Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President--Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen LLC from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

   Dean W. Ryan has been a Senior Vice President at Medallion since November 1999. Mr. Ryan was the Division Head of Corporate Banking at Citizens Bank of Connecticut from December 1997 until November 11, 1999. Prior to that, he was the Division Manager of the Shoreline Division at Fleet Bank of Connecticut from December 1995 to December 1997. Mr. Ryan received his B.A. in economics from Boston College.

Directors Who are Not Officers

   Stanley Kreitman has served as a Director of Medallion since February 1996. Mr. Kreitman served as a Director of Tri-Magna Corporation (Tri-Magna) from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman is Chairman of the Board of Trustees of the New York Institute of Technology and serves as a member of the board of directors of Porta Systems, Inc. and CCA Industries. Mr. Kreitman serves as Vice Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman is also a member of the board of directors of P.M.C.C. Corp. and KSW Inc. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

   David L. Rudnick has served as a Director of Medallion since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc. and as CEO of the Century Associates Group, a national commercial real estate concern which he founded in 1966. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick previously served as President of the Financial Stationers Association and as a Director of West Side Federal Savings & Loan Association. Mr. Rudnick is a member of the board of directors of the IntraCoastal Hospitals. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein's father-in-law.

   Mario M. Cuomo has served as a Director of Medallion since February 1996. Mr. Cuomo has been a partner in the law firm of Willkie Farr & Gallagher since February 1995. Willkie Farr & Gallagher serves as counsel to Medallion in connection with this offering and various other legal matters. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo received a B.A., summa cum laude, from St. John's University and a J.D., magna cum laude, from St. John's University School of Law.

   Frederick S. Hammer has served as a Director of Medallion since October 1997. Mr. Hammer has served as Vice Chairman and Director of Inter-Atlantic Securities Corp., a boutique investment bank, since 1995. From 1993 to 1994, Mr. Hammer was President and Chief Executive Officer of Mutual of America Capital Management Corporation. Mr. Hammer is Chairman of the Board of National Media Corporation and is a member of the Boards of Directors of IKON Office Solutions, Inc., Provident American Corporation, Annuity & Life Re, Ltd. and several privately held companies. Mr. Hammer also serves as Trustee of the Madison Square Boys and Girls Club. Mr. Hammer received an A.B. in mathematics, magna cum laude, from Colgate University and an M.S. and Ph.D. in economics from Carnegie-Mellon University.

   Benjamin Ward has served as a Director of Medallion since February 1996. Mr. Ward served as a Director of Tri-Magna from 1992 until May 1996. Mr. Ward served as Police Commissioner of New York City from 1984 until 1989. Mr. Ward received a B.A. in sociology, magna cum laude, from Brooklyn College and a J.D. from Brooklyn Law School.

                              CERTAIN TRANSACTIONS

   Mario M. Cuomo is a director of Medallion and a partner in the law firm of Willkie Farr & Gallagher, which serves as counsel to Medallion in connection with this offering. He also beneficially owns Medallion stock options for 8,631 shares of underlying common stock.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value per share of our common stock is determined quarterly, as soon as practicable after, and as of, the end of each calendar quarter, by dividing the value of total assets minus liabilities and negative goodwill by the total number of shares of common stock outstanding at that date.

   A substantial portion of our assets consist of the loans held in the portfolios of the RIC subsidiaries. The RIC subsidiaries' respective boards of directors value their respective loans in connection with their respective determinations of net asset value. The net asset value per share of each subsidiary's common stock is determined quarterly, as soon as practicable after and as of the end of each calendar quarter, by dividing the value of total assets minus liabilities by the total number of shares outstanding at that date.

   In making its valuation determination, each of the boards of directors of the RIC subsidiaries adhere to a valuation policy approved by the SBA and adopted by such board of directors. In calculating the value of the relevant subsidiary's total assets, loans are valued at fair value as determined in good faith by that subsidiary's board of directors. In making such determinations, the board of directors value loans and nonconvertible debt securities for which there exists no publicly traded market at cost plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value, at which time the net unrealized depreciation of investments would be recognized. Convertible debt securities and warrants are valued to reflect the worth of the underlying equity security less the conversion or exercise price. In valuing equity securities for which there exists no publicly traded market, investment cost is presumed to represent fair value except in cases where the valuation policy provides that the board of directors may determine fair value on the basis of (i) financings by unaffiliated investors; (ii) a history of positive cash flow from operations for two years using conservative financial measures such as earnings ratios or cash flow multiples; (iii) the market value of comparable companies which are publicly traded (discounted for illiquidity); and (iv) other pertinent factors.

   The determination of a fair value involves subjective judgment not susceptible to substantiation by auditing procedures performed by independent public accountants. Accordingly, under current standards, the accountants' opinion on the financial statements included in this prospectus refers to the uncertainty with respect to the possible effect on such financial statements of such valuations.

                           DIVIDEND REINVESTMENT PLAN

   Pursuant to Medallion's Dividend Reinvestment Plan (the Reinvestment Plan), a stockholder whose shares are registered in his or her own name can have all distributions reinvested in additional shares of common stock by American Stock Transfer (the Plan Agent) if the stockholder enrolls in the Reinvestment Plan by delivering an Authorization Form to the Plan Agent prior to the corresponding dividend declaration date. The Plan Agent will effect purchases of common stock under the Reinvestment Plan in the open market. Holders of common stock who do not elect to participate in the Reinvestment Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the common stock is held in street or other nominee name, then to the nominee) as of the relevant record date, by the Plan Agent, as dividend disbursing agent. Stockholders whose shares are held in the name of a broker or nominee, or stockholders transferring such an account to a new broker or nominee, should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

   The Plan Agent serves as agent for the holders of common stock in administering the Reinvestment Plan. After Medallion declares a dividend, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq National Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

   Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the Reinvestment Plan or upon termination of the Reinvestment Plan as provided below, certificates for whole shares of common stock credited to his or her account under the Reinvestment Plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

   The Plan Agent will maintain each participant's account in the Reinvestment Plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each Reinvestment Plan participant will be held by the Plan Agent in non-certificate form in the name of such participant. Proxy materials relating to stockholders' meetings of Medallion will include those shares purchased as well as shares held pursuant to the Reinvestment Plan.

   In the case of participants whose beneficially owned shares are held in the name of banks, brokers or other nominees, the Plan Agent will administer the Reinvestment Plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of common stock may be purchased by the Plan Agent through any of the Underwriters, acting as broker or, after the completion of this offering, from a dealer.

   The Plan Agent's fees for the handling or reinvestment of dividends and other distributions will be paid by Medallion. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

   Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the Reinvestment Plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. See "Federal Income Tax Considerations."

   Experience under the Reinvestment Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of Medallion at least 90 days before the record date for such distribution.

   The Reinvestment Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all our stockholders. All correspondence concerning the Reinvestment Plan should be directed to, and additional information can be obtained from, the Plan Agent at 59 Maiden Lane, New York, New York 10038.

                          DESCRIPTION OF CAPITAL STOCK

General

   Medallion was organized as a corporation under the laws of the State of Delaware on October 20, 1995. The authorized capital stock of Medallion consists of 1,000,000 shares of preferred stock, and 50,000,000 shares of common stock. Upon completion of this offering, Medallion will have outstanding 17,582,035 shares of common stock and no shares of preferred stock. As of May 23, 2001, there were no shares of preferred stock outstanding and 14,582,035 shares of common stock outstanding and 203 record holders.

Common Stock

   The holders of our common stock are entitled to one vote for each share on all matters voted upon by stockholders, including the election of directors.

   Subject to the rights of any outstanding shares of preferred stock, the holders of the common stock are entitled to such dividends as may be declared in the discretion of the board of directors out of funds legally available therefor. Holders of common stock are entitled to share ratably in the net assets of Medallion upon liquidation after payment or provision for all liabilities and any preferential liquidation rights of any outstanding shares of preferred stock.

   The holders of common stock have no preemptive rights to purchase shares of stock of Medallion. Shares of common stock are not subject to any redemption provisions and are not convertible into any other securities of Medallion. All outstanding shares of common stock are, and the shares of common stock to be issued pursuant to this offering will be upon payment therefor, fully paid and non-assessable.

Preferred Stock

   Subject to the asset coverage requirements of the 1940 Act, preferred stock may be issued from time to time by the board of directors as shares of one or more classes or series. Subject to the provisions of our Certificate of Incorporation and limitations prescribed by law, the board of directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the stockholders. We have no current plans to issue any shares of preferred stock of any class or series.

   One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult, or to discourage an attempt, to obtain control of Medallion by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of the preferred stock pursuant to the board of directors' authority described above may adversely affect the rights of the holders of common stock. For example, preferred stock issued by Medallion may rank prior to the common stock as to dividend rights, liquidation preference or both and may have full or limited voting rights and be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

Limitation on Directors' Liabilities

   Pursuant to our Certificate of Incorporation and under Delaware law, directors of Medallion are not liable to Medallion or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

Authorized and Outstanding Securities

   The following table illustrates authorized and outstanding securities of Medallion on May 23, 2001:

                                                   Amount held by
                                                    Medallion or
                                          Amount      for its         Amount
Title of Class                          authorized    Account     Outstanding(1)
--------------                          ---------- -------------- --------------
Common Stock........................... 50,000,000     20,811       14,602,846
Preferred Stock........................  1,000,000          0                0

--------
(1) Exclusive of amount held by Medallion or for its own accounts.

Delaware Law and Certain Provisions of the Certificate of Incorporation and the By-Laws

   Our Certificate of Incorporation and By-Laws include provisions that could make it more difficult to acquire us by means of a merger, a tender offer, a proxy contest or otherwise. These provisions, as described below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us first to negotiate. These provisions may also, however, inhibit a change in control of in circumstances that could give our stockholders the opportunity to realize a premium over the then prevailing market price of our common stock. In addition, these provisions could adversely affect the market price for our common stock. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure Medallion outweigh the disadvantages of discouraging such proposals because, among other things, negotiations with respect to such proposals could result in an improvement of their terms.

   Our Certificate of Incorporation and the By-Laws provide that our board of directors (the Board) be divided into three classes of directors, with the term of each class expiring in a different year. See "Management." Our By-Laws provide that the number of directors will be fixed from time to time exclusively by the Board, but shall consist of not more than 15 nor less than three directors. A majority of the Board then in office has the sole authority to fill any vacancies on the Board. Our Certificate of Incorporation provides that directors may be removed only by the affirmative vote of holders of at least 75% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors voting together as a single class.

   Our Certificate of Incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders and prohibits stockholder action by written consent in lieu of a meeting. Our Certificate of Incorporation and By-Laws provide that special meetings of stockholders can be called by the Chairman of the Board, pursuant to a resolution approved by a majority of the total number of directors which Medallion would have if there were no vacancies on the Board, or by the stockholders owning at least 20% of the stock entitled to vote at the meeting. The business permitted to be conducted at any special meeting of stockholders is limited to the business brought before the meeting by the Chairman of the Board, or at the request of a majority of the members of the Board, or as specified in the stockholders' notice of a meeting.

   Our By-Laws set forth an advance notice procedure with regard to the nomination, other than by or at the direction of the Board, of candidates for election as directors and with regard to business brought before an annual meeting of our stockholders.

   Our Certificate of Incorporation and By-Laws contain provisions requiring the affirmative vote of the holders of at least 75% of our voting stock, voting together as a single class, to amend certain provisions of the Certificate of Incorporation relating primarily to anti-takeover provisions and to the limitations on director liability and to amend the By-Laws.

   Our Certificate of Incorporation empowers the Board, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to stockholders.

These factors may include (i) comparison of the proposed consideration to be received by our stockholders in relation to the then current market price of our capital stock, our estimated current value in a freely negotiated transaction, and our estimated future value as an independent entity; (ii) the impact of such a transaction on our customers and employees, and its effect on the communities in which we operate; and (iii) our ability to fulfill our objectives under applicable statutes and regulations.

   Our Certificate of Incorporation prohibits us from purchasing any shares of our stock from any person, entity or group that beneficially owns 5% or more of our voting stock at a price exceeding the average closing price for the 20 trading days prior to the purchase date, unless a majority of our disinterested stockholders approve the transaction. This restriction on purchases by Medallion does not apply to any offer to purchase shares of a class of our stock which is made on the same terms and conditions to all holders of that class of stock, to any purchase of stock owned by such a 5% stockholder occurring more than two years after such stockholder's last acquisition of our stock, to any purchase of our stock in accordance with the terms of any stock option or employee benefit plan, or to any purchase at prevailing market prices pursuant to a stock purchase program.

   Section 203 of the Delaware General Corporation Law (DGCL) is applicable to corporations organized under the laws of the State of Delaware. Subject to certain exceptions set forth therein, Section 203 of the DGCL provides that a corporation shall not engage in any business combination with any "interested stockholder" for a three-year period following the date that such stockholder becomes an interested stockholder unless (a) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or (c) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified therein, an interested stockholder is defined to mean any person that (i) is the owner of 15% or more of the outstanding voting stock of the corporation; or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date, and the affiliates and associates of such person referred to in clause (i) or (ii) of this sentence. Under certain circumstances, Section 203 of the DGCL makes it more difficult for an interested stockholder to effect various business combinations with a corporation for a three-year period, although the stockholders may, by adopting an amendment to the corporation's certificate of incorporation or by-laws, elect not to be governed by this section, effective twelve months after adoption. Our Certificate of Incorporation and By-Laws do not exclude us from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring us to negotiate in advance with the Board.

Shares Eligible for Future Sale

   Future sales of substantial amounts of our common stock in the public market, or the perception that such sales could occur, could adversely affect market prices prevailing from time to time and our common stock in the public market could adversely affect the prevailing market price and our ability to raise equity capital in the future.

   Upon completion of this offering, we will have outstanding 17,582,035 shares of common stock (18,032,035 if the underwriters' over-allotment option is exercised in full). All of these shares, including the 3,000,000 shares offered hereby (18,032,035 if the underwriters' over-allotment option is exercised in full), will be freely tradable without restriction or registration under the Securities Act (except to the extent purchased by affiliates of Medallion).

                                  UNDERWRITING

   We and the underwriters for this offering named below have entered into an underwriting agreement concerning the shares being offered. Subject to conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. UBS Warburg LLC and U.S. Bancorp Piper Jaffray Inc. are the representatives of the underwriters.

                                                       Number
                                                         of
           Underwriters                                Shares
           ------------                                ------
           UBS Warburg LLC............................
           U.S. Bancorp Piper Jaffray Inc.............
                                                        ---
             Total....................................
                                                        ===

   If the underwriters sell more shares than the total number set forth in the table above, the underwriters have a 30-day option to buy up to 450,000 shares from us, at the public offering price less the underwriting discounts and commissions, to cover these sales. If any shares are purchased under this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

   The following table provides information regarding the amount of the discount to be paid to the underwriters by us and the selling stockholders:

                                                               Paid by us
                                                         -----------------------
                                                            No
                                                         exercise  Full exercise
                                                         of over-    of over-
                                                         allotment   allotment
                                                          option      option
                                                         --------- -------------
      Per share.........................................   $           $
        Total...........................................

   We estimate that the total expenses of this offering payable by us,
excluding underwriting discounts and commissions, will be approximately $   .


   Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up
to $    per share from the public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers
or dealers at a discount of up to $    per share from the public offering
price. If all the shares are not sold at the public offering price, the representatives may change the offering price and the other selling terms.
Investors must pay for any shares purchased in the offering on or before      ,
2001.

   We have agreed with the underwriters not to offer, sell, contract to sell, hedge or otherwise dispose of, directly or indirectly, any of our common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, without the prior written consent of UBS Warburg LLC. Our executive officers and directors have also agreed to these restrictions.

   Because NASD Regulation, Inc. (NASDR) views the offered shares as interests in a direct participation program, the offering will conform with the requirements set forth in Rule 2810 of the Conduct Rules of the NASDR.

   In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include stabilizing transactions, short sales and purchases to cover positions created by short sales. Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in this offering. Short sales may be either "covered short sales" or "naked short sales." Covered short sales are sales made in an amount not greater than the underwriters' over-allotment option to purchase additional shares in this offering. The underwriters may close out any covered short position by either exercising their over-allotment option or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. Naked short sales are sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in this offering.

   The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

   These activities by the underwriters may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. These transactions may be effected on the Nasdaq National Market or otherwise.

   U.S. Bancorp Piper Jaffray is currently a market maker in our common stock. No underwriter is, however, obligated to conduct market making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. We have agreed to indemnify the several underwriters against some liabilities, including liabilities under the Securities Act of 1933, and to contribute to payments that the underwriters may be required to make in respect thereof.

   The principal business address of UBS Warburg LLC is 299 Park Avenue, New York, New York 10171. The principal business address of U.S. Bancorp Piper Jaffray Inc. is 800 Nicollet Mall, Suite 800, Minneapolis, Minnesota 55402.

                 CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING
                              AGENT AND REGISTRAR

   The American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, serves as the custodian, transfer agent, dividend disbursing agent and registrar for Medallion's common stock.

                            REPORTS TO STOCKHOLDERS

   Medallion furnishes its stockholders with annual reports containing audited consolidated financial statements and quarterly reports containing unaudited consolidated financial information for the first three quarters of each fiscal year.

                                 LEGAL MATTERS

   Certain legal matters with respect to the validity of the shares of common stock offered in this prospectus will be passed upon for Medallion by Willkie Farr & Gallagher, New York, New York. Certain legal matters will be passed upon for the underwriters by Cadwalader, Wickersham & Taft, New York, New York. Mario M. Cuomo, a partner in the firm of Willkie Farr & Gallagher, is a Director of Medallion.

                                    EXPERTS

   The financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports.

                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                           Page
                                                                          ------
INVESTMENT OBJECTIVES AND POLICIES.......................................  SAI-2
MANAGEMENT...............................................................  SAI-4
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS............................... SAI-12
FEDERAL INCOME TAX CONSIDERATIONS........................................ SAI-14

                           MEDALLION FINANCIAL CORP.

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                           ----
Report of Independent Public Accountants.................................   F-2

Consolidated Balance Sheets as of December 31, 2000 and 1999.............   F-3

Consolidated Statements of Operations for the Years ended December 31,
 2000, 1999, and 1998....................................................   F-4

Consolidated Statements of Changes in Shareholders' Equity for the Years
 ended December 31, 2000, 1999 and 1998..................................   F-5

Consolidated Statements of Cash Flows for the Years ended December 31,
 2000, 1999, and 1998....................................................   F-6

Notes to Consolidated Financial Statements...............................   F-7

Consolidated Schedule of Investments as of December 31, 2000 and 1999....  F-27

Consolidated Balance Sheets as of March 31, 2001 (unaudited) and December
 31, 2000................................................................  F-30

Consolidated Statement of Operations for the Three Months Ended March 31,
 2001 and 2000 (unaudited)...............................................  F-31

Consolidated Statement of Cash Flows for the Three Months Ended March 31,
 2001 and 2000 (unaudited)...............................................  F-32

Notes to Consolidated Financial Statements...............................  F-33

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Medallion Financial Corp.:

   We have audited the accompanying consolidated balance sheets of Medallion Financial Corp. (a Delaware corporation) and its subsidiaries (the "Company") as of December 31, 2000 and 1999, including the consolidated schedules of investments as of December 31, 2000 and 1999, and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As explained in Note 2, investments consist of loans and investments in equity securities valued at $514,153,606 (91.7% of total assets) and $489,567,196 (91.7% of total assets) as of December 31, 2000 and 1999, respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the Board of Directors' estimate of values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Medallion Financial Corp. and its subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Arthur Andersen LLP

New York, New York
April 2, 2001

                           MEDALLION FINANCIAL CORP.

                          CONSOLIDATED BALANCE SHEETS
                           December 31, 2000 and 1999

                                                          2000         1999
                                                      ------------ ------------
Assets
Investments:
  Medallion loans...................................  $299,302,548 $321,900,869
  Commercial loans..................................   212,721,373  165,653,933
  Equity investments................................     2,129,685    2,012,394
                                                      ------------ ------------
Net investments.....................................   514,153,606  489,567,196
Investment in and loans to unconsolidated
 subsidiary.........................................     1,856,421    4,349,651
                                                      ------------ ------------
    Total investments...............................   516,010,027  493,916,847
Cash................................................    15,652,878    7,459,284
Accrued interest receivable.........................     8,701,981    5,271,365
Receivable from sale of loans.......................           --    10,563,503
Servicing fee receivable............................     6,632,516    4,878,783
Fixed assets, net...................................     2,050,808    2,397,649
Goodwill, net.......................................     5,650,045    6,180,151
Other assets, net...................................     6,016,747    3,256,233
                                                      ------------ ------------
    Total assets....................................  $560,715,002 $533,923,815
                                                      ============ ============
Liabilities
Accounts payable and accrued expenses...............  $  7,723,812 $  9,468,239
Dividends payable...................................     5,244,281    5,609,773
Accrued interest payable............................     3,887,589    3,981,658
Commercial paper....................................    24,066,269   93,983,792
Notes payable to banks..............................   305,700,000  195,450,000
Senior secured notes................................    45,000,000   45,000,000
SBA debentures payable..............................    21,360,000   22,770,000
                                                      ------------ ------------
    Total liabilities...............................   412,981,951  376,263,462
                                                      ------------ ------------
Negative goodwill, net..............................           --       350,516
                                                      ------------ ------------
Commitments and contingencies (Note 10).............           --           --
Shareholders' Equity
Preferred Stock (1,000,000 shares of $0.01 par value
 stock authorized--none outstanding)................           --           --
Common stock (50,000,000 shares of $0.01 par value
 stock authorized)..................................       145,467      145,221
Capital in excess of par value......................   146,379,377  146,636,096
Accumulated undistributed net investment income.....     1,208,207   10,528,520
                                                      ------------ ------------
Total shareholders' equity..........................   147,733,051  157,309,837
                                                      ------------ ------------
Total liabilities and shareholders' equity..........  $560,715,002 $533,923,815
                                                      ============ ============
Number of common shares outstanding.................    14,546,637   14,522,044
Net asset value per share...........................  $      10.16 $      10.83
                                                      ============ ============

  The accompanying notes are an integral part of these consolidated financial statements.

                           MEDALLION FINANCIAL CORP.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
             For the Years Ended December 31, 2000, 1999, and 1998

                                          2000          1999         1998
                                       -----------  ------------  -----------
Investment income
Interest income on investments........ $55,014,780  $ 43,756,156  $37,500,693
Interest income on short-term
 investments..........................     341,245       319,972      353,702
                                       -----------  ------------  -----------
  Total investment income.............  55,356,025    44,076,128   37,854,395
                                       -----------  ------------  -----------
Interest expense
Notes payable to bank.................  14,034,234     9,143,232    9,297,673
Commercial paper......................   9,827,886     7,171,459    3,555,769
Senior secured notes..................   3,287,459     1,512,684          --
SBA debentures........................   1,794,081     3,160,314    4,113,515
                                       -----------  ------------  -----------
  Total interest expense..............  28,943,660    20,987,689   16,966,957
                                       -----------  ------------  -----------
Net interest income...................  26,412,365    23,088,439   20,887,438
                                       -----------  ------------  -----------
Non-interest income
Gain on sale of loans.................   2,813,900     3,014,478    2,316,245
Equity in earnings (losses) of
 unconsolidated subsidiary............    (421,155)     (214,314)   1,200,389
Accretion of negative goodwill........     350,516       722,400      722,400
Other income..........................   3,377,829     2,245,766    1,662,629
                                       -----------  ------------  -----------
  Total non-interest income...........   6,121,090     5,768,330    5,901,663
                                       -----------  ------------  -----------
Non-interest expense
Salaries and benefits.................  10,511,506     9,638,679    5,806,363
Professional fees.....................   2,604,456     1,860,734    1,086,197
Merger related expense................   1,804,403           --     1,494,491
Amortization of goodwill..............     540,380       530,097      505,641
Administration and advisory fees......     111,841       245,332      277,808
Other operating expense...............   7,876,229     5,724,832    5,032,939
                                       -----------  ------------  -----------
  Total non-interest expense..........  23,448,815    17,999,674   14,203,439
                                       -----------  ------------  -----------
Net investment income before income
 taxes................................   9,084,640    10,857,095   12,585,662
Income tax (benefit) provision........    (181,373)       48,839     (152,171)
                                       -----------  ------------  -----------
Net investment income after income
 taxes................................   9,266,013    10,808,256   12,737,833
Increase in net unrealized
 appreciation (depreciation) on
 investments..........................   2,158,515   (12,259,566)   2,581,252
Net realized (loss) gain on
 investments..........................  (3,883,840)   22,545,017    1,290,743
                                       -----------  ------------  -----------
Net increase in net assets resulting
 from operations...................... $ 7,540,688  $ 21,093,707  $16,609,828
                                       ===========  ============  ===========
Net increase in net assets resulting
 from operations per common share
  Basic............................... $      0.52  $       1.45  $      1.15
  Diluted.............................        0.52          1.44         1.14
                                       ===========  ============  ===========
Dividends declared per share.......... $      1.19  $       1.27  $      1.16
Weighted average common shares
 outstanding
  Basic Average Shares................  14,536,942    14,515,660   14,461,276
  Diluted Average Shares..............  14,576,183    14,620,437   14,591,045
                                       ===========  ============  ===========

  The accompanying notes are an internal part of these consolidated financial statements.

                           MEDALLION FINANCIAL CORP.

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
             For the Years Ended December 31, 2000, 1999, and 1998

                                                                 Accumulated
                             Common Stock                       Undistributed
                         -------------------- Capital in Excess Net Investment
                         # of Shares  Amount    Of Par Value        Income
                         ----------- -------- ----------------- --------------
Balance at December 31,
 1997................... 14,406,527  $144,065   $147,685,871     $  6,236,889
Exercise of stock
 options................    104,852     1,049        568,498               --
Net increase in net
 assets resulting from
 operations.............                                           16,609,828
Dividends declared on
 common stock
 ($1.16 per share)......         --        --             --      (16,772,240)
SOP 93-2 cumulative
 reclassification.......         --        --     (2,258,080)       2,258,080
                         ----------  --------   ------------     ------------
Balance at December 31,
 1998................... 14,511,379   145,114    145,996,289        8,332,557
Exercise of stock
 options................     10,665       107        110,518
Net increase in net
 assets resulting from
 operations.............         --        --             --       21,093,707
Dividends declared on
 common stock
 ($1.27 per share)......         --        --             --      (18,368,455)
SOP 93-2 cumulative
 reclassification.......         --        --        529,289         (529,289)
                         ----------  --------   ------------     ------------
Balance at December 31,
 1999................... 14,522,044   145,221    146,636,096       10,528,520
Exercise of stock
 options................     19,001       190        185,805               --
Issuance of common
 stock..................      5,592        56         91,944               --
Net increase in net
 assets resulting from
 operations.............         --        --             --        7,540,688
Dividends declared on
 common stock
 ($1.19 per share)......         --        --             --      (17,395,469)
SOP 93-2 cumulative
 reclassification.......         --        --       (534,468)         534,468
                         ----------  --------   ------------     ------------
Balance at December 31,
 2000................... 14,546,637  $145,467   $146,379,377     $  1,208,207
                         ==========  ========   ============     ============


  The accompanying notes are an integral part of these consolidated financial statements.

                           MEDALLION FINANCIAL CORP.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              For the Years Ended December 31, 2000, 1999 and 1998

                                          2000          1999          1998
                                      ------------  ------------  ------------
Cash Flows From Operating Activities
Net increase in net assets resulting
 from operations....................  $  7,540,688  $ 21,093,707  $ 16,609,828
Adjustments to reconcile net
 increase in net assets resulting
 from operations to net cash
 provided by operating activities:
  Depreciation and amortization.....     1,249,010       685,097       403,001
  Amortization of goodwill..........       540,380       530,097       505,641
  Amortization of origination
   costs............................     1,116,223       971,091     1,352,962
  Accretion of negative goodwill....      (350,516)     (722,400)     (722,400)
  Increase in net unrealized
   depreciation (appreciation)......    (2,158,515)   12,259,566    (2,581,252)
  Net realized gain on investments..     3,883,840   (22,545,017)   (1,290,743)
  Equity in losses (earnings) of
   unconsolidated subsidiary........       421,155       214,314    (1,200,389)
  Increase in accrued interest
   receivable.......................    (3,430,616)   (1,307,617)     (489,328)
  (Increase) decrease in receivable
   from sale of loans...............    10,563,503      (993,514)   (6,707,008)
  Increase in servicing fee
   receivable.......................    (1,753,733)   (2,588,480)     (618,888)
  Decrease (increase) in other
   assets, net......................    (3,046,788)       (3,318)     (263,007)
  Increase (decrease) in accounts
   payable and accrued expenses         (1,744,426)    3,301,974    (5,498,541)
  Increase (decrease) in accrued
   interest payable.................       (94,069)    1,374,721     1,484,907
                                      ------------  ------------  ------------
    Net cash provided by operating
     activities.....................    12,736,136    12,270,221       984,783
                                      ============  ============  ============
Cash Flows From Investing Activities
Originations of investments.........  (197,512,295) (303,335,260) (257,736,605)
Proceeds from sales and maturities
 of investments.....................   170,084,338   231,290,694   202,933,494
Investments in and loans to
 unconsolidated subsidiary, net.....     2,072,075       559,696    (1,137,211)
Payment for purchase of VG Group....                         --    (11,963,072)
Capital expenditures................      (626,169)   (1,117,474)   (1,995,658)
                                      ------------  ------------  ------------
    Net cash used for investing
     activities.....................   (25,982,051)  (72,602,344)  (69,899,052)
                                      ============  ============  ============
Cash Flows From Financing Activities
Proceeds from issuance of (repayment
 of) notes payable to banks.........   110,250,000    74,850,000   (18,150,000)
Proceeds from issuance of senior
 secured notes......................                  45,000,000           --
Proceeds from issuance of (repayment
 of) commercial paper, net..........   (69,917,523)   (9,097,993)  103,081,785
Repayment of notes payable to SBA...    (1,410,000)  (32,590,000)   (1,820,000)
Proceeds from exercise of stock
 options............................       185,995       110,625       569,547
Payment of declared dividends to
 current shareholders...............   (17,760,963)  (17,523,363)  (15,601,961)
Proceeds from issuance of common
 stock..............................        92,000           --            --
                                      ------------  ------------  ------------
    Net cash provided by financing
     activities.....................    21,439,509    60,749,269    68,079,371
                                      ============  ============  ============
Net Increase (Decrease) in Cash.....     8,193,594       417,146      (834,898)
Cash, beginning of year.............     7,459,284     7,042,138     7,877,036
                                      ------------  ------------  ------------
Cash, end of year...................  $ 15,652,878  $  7,459,284  $  7,042,138
                                      ============  ============  ============
Supplemental Information
Cash paid during the year for
 interest...........................  $ 29,037,729  $ 19,609,865  $ 15,390,222
Cash paid during the year for income
 taxes..............................           --         43,877        (1,367)
                                      ============  ============  ============
                                          2000          1999          1998
                                      ------------  ------------  ------------
Fair value of goodwill and assets
 acquired, other than cash..........  $        --   $        --   $ 18,455,155
Cash paid, net......................           --            --     11,963,072
Liabilities assumed.................           --            --      6,492,083
                                      ============  ============  ============

  The accompanying notes are an integral part of these consolidated financial statements.

                           MEDALLION FINANCIAL CORP.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               December 31, 2000

(1) Organization of Medallion Financial Corp. and its Subsidiaries

   Medallion Financial Corp. (the Company) is a closed-end management investment company organized as a Delaware corporation. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the 1940 Act). The Company conducts its business through various wholly owned subsidiaries including its primary operating company, Medallion Funding Corp. (MFC). As an adjunct to the Company's taxicab medallion finance business, the Company operates a taxicab rooftop advertising business, Medallion Taxi Media, Inc. (Media).

   The Company also conducts its business through Business Lenders, LLC (BLL), licensed under the Small Business Administration (SBA) section 7(a) program, Medallion Business Credit LLC (MBC), an originator of loans to small businesses for the purpose of financing inventory and receivables, Medallion Capital, Inc. (Medallion Capital) which conducts a mezzanine financing business, and Freshstart Venture Capital Corp. (Freshstart), a Specialized Small Business Investment Company (SSBIC) which also originates and services medallion and commercial loans. (Note 3)

(2) Summary of Significant Accounting Policies

 Use of Estimates

   The accounting and reporting policies of the Company conform with generally accepted accounting principles and general practices in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reporting and disclosure of assets and liabilities, including those that are of a contingent nature, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Principles of Consolidation and Use of the Equity Method

   The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, except for Media. All significant intercompany transactions, balances, and profits have been eliminated in consolidation. The consolidated statements give retroactive effect to the mergers with Medallion Capital and Freshstart, both retroactively combined with the Company's financial statements as if the mergers had occurred at the beginning of the earliest period presented.

   The Company's investment in Media is accounted for under the equity method. All significant intercompany transactions, balances and profits have been eliminated in the use of the equity method. As a non-investment company, Media cannot be consolidated with the Company, which is an investment company under the 1940 Act. Refer to Note 4 for the presentation of financial information for Media.

 Investment Valuation

   The Company's loans, net of participations and any unearned discount, are considered investments under the 1940 Act and are recorded at fair value. Loans are valued at cost less unrealized depreciation. Since no ready market exists for these loans, the fair value is determined in good faith by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience and the relationships between current and projected market rates and portfolio rates of interest and maturities.

   Investments in equity securities and stock warrants are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000

market, are determined by the Board of Directors based upon assets and revenues of the underlying investee company as well as general market trends for businesses in the same industry. Included in equity investments at December 31, 2000 are marketable and non-marketable securities of approximately $1,490,000 and $640,000, respectively. At December 31,1999, the respective balances were approximately $1,896,000 and $440,000. Because of the inherent uncertainty of valuations, the Board of Directors' estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.

   The Company's investments consist primarily of long-term loans to persons defined by Small Business Administration (SBA) regulations as socially or economically disadvantaged, or to entities that are at least 50% owned by such persons. Approximately 58% and 65% of the Company's loan portfolio at December 31, 2000 and 1999, respectively, had arisen in connection with the financing of taxicab medallions, taxicabs, and related assets, of which 77% and 83%, respectively, are in New York City. These loans are secured by the medallions, taxicabs and related assets, and are personally guaranteed by the borrowers, or in the case of corporations, personally guaranteed by the owners. A portion of the Company's portfolio represents loans to various commercial enterprises, including dry cleaners, laundromats, restaurants, garages, and gas stations. These loans are secured by various equipment and/or real estate and are generally guaranteed by the owners, and in certain cases, by the equipment dealers. These loans are made primarily in the metropolitan New York City area. The remaining portion of the Company's portfolio is from the origination of loans guaranteed by the SBA under its Section 7(a) program, less the sale of the guaranteed portion of those loans. Funding for the Section 7(a) program depends on annual appropriations by the U.S. Congress.

 Collateral Appreciation Participation Loans

   During the 2000 first half, the Company originated collateral appreciation participation loans collateralized by Chicago taxi medallions of $30 million, of which $21 million was syndicated to other financial institutions. In consideration for modifications from our normal taxi medallion lending terms, the Company offered loans at higher loan-to-value ratios and is entitled to earn additional interest income based upon any increase in the value of all $30 million of the collateral. The fair value of the collateral appreciation participation loan portfolio at December 31, 2000 was $12.1 million, which represented 2% of the total loan portfolio. Additional interest income totaled approximately $3.1 million for 2000, and is included in investment income on the consolidated statements of operations and in accrued interest receivable on the consolidated balance sheets. We believe that the additional interest income recorded is fully realizable through operation of the collateral or orderly sales in the market. As a regulated investment company, the Company is required to mark-to-market these investments on a quarterly basis, just as it does on all of its other investments. The Company feels that it has adequately calculated the fair market value on these investments and relies upon information such as recent and historical medallion sale prices. If there is a decrease in the value of taxicab medallions, the reduction in the value of the investments will be reversed against investment income.

 Investment Transactions and Income Recognition

   Loan origination fees and certain direct origination costs are capitalized and recognized as an adjustment to the yield of the related loans. At December 31, 2000 and 1999, net origination costs totaled approximately $2,460,000 and $2,561,000. Amortization expense for the years ended December 31, 2000, 1999 and 1998 was approximately $1,116,000, $971,000, and $1,353,000.

   Interest income is recorded on the accrual basis. Loans are placed on non-accrual status, and all uncollected accrued interest is reversed, when there is doubt as to the collectibility of interest or principal or if loans are 90 days or more past due, unless management has determined that they are both well-secured and in

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000

the process of collection. Interest income on non-accrual loans is recognized when cash is received. At December 31, 2000 and 1999 total non-accrual loans were approximately $13,197,000 and $12,961,000. For the years ended December 31, 2000, 1999 and 1998 the amount of interest income on non accrual loans that would have been recognized if the loans had been paying in accordance with their original terms was approximately $1,716,000, $1,791,000, and $793,000.

 Loan Sales and Servicing Fee Receivable

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No.125." Certain disclosure provisions required by SFAS 140 were effective immediately and are included in these consolidated financial statements. Additional requirements related to SFAS No.140 are effective March 31, 2001. The Company currently does not expect that these additional requirements will have a material effect on the Company's consolidated financial position or results of operations. The Company currently accounts for its sales of loans in accordance with Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (SFAS 125). SFAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on consistent application of a financial components approach that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, de-recognizes financial assets when control has been surrendered, and de-recognizes liabilities when extinguished. SFAS 125 also provides for consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings.

   The principal portion of loans serviced for others by the Company at December 31, 2000 and 1999 amounted to approximately $231,000,000 and $163,000,000.

   Receivables from loans sold and gain or losses on loan sales are primarily attributable to the sale of commercial loans which have been at least partially guaranteed by the SBA. The Company recognizes gains or losses from the sale of the SBA-guaranteed portion of a loan at the date of the sales agreement when control of the future economic benefits embodied in the loan is surrendered. The gains are calculated in accordance with SFAS 125, which requires that the gain on the sale of a portion of a loan be based on the relative fair values of the loan sold and the loan retained. The gain on loan sales is due to the differential between the carrying amount of the portion of loans sold and the sum of the cash received and the servicing fee receivable. The servicing fee receivable represents the present value of the difference between the servicing fee received by the Company (generally 100 to 200 basis points) and the Company's servicing costs and normal profit, after considering the estimated effects of prepayments and defaults over the life of the servicing agreement. In connection with calculating the servicing fee receivable, the Company must make certain assumptions including the cost of servicing a loan including a normal profit, the estimated life of the underlying loan that will be serviced, and the discount rate used in the present value calculation. The Company considers 40 basis points to be its cost plus a normal profit and uses the note rate, which is generally the prime rate plus 2.75%, as the discount rate.

   The servicing fee receivable is amortized as a charge to loan servicing fee income over the estimated lives of the underlying loans using the effective interest rate method. The Company reviews the carrying amount of the servicing fee receivable for possible impairment by stratifying the receivables based on one or more of the predominant risk characteristics of the underlying financial assets. If the estimated present value of the future servicing income is less than the carrying amount, the Company recognizes an impairment loss and adjusts future amortization accordingly. If the fair value exceeds the carrying value, the Company may reduce future

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000

amortization. The servicing fee receivable is carried at the lower of amortized cost or fair value. The carrying amount of the servicing fee receivable, net of reserves, at December 31, 2000 and 1999 was approximately $6,633,000 and $4,879,000. During the year ended December 31, 2000, the Company recognized a servicing fee receivable totaling $3.2 million and had $1.2 million of servicing fee receivable amortization.

   The estimated net servicing income is based, in part, on management's estimate of prepayment speeds, including default rates, and accordingly, there can be no assurance of the accuracy of these estimates. If the prepayment speeds occur at a faster rate than anticipated, the amortization of the servicing assets will be accelerated and it's value will decline; and as a result, servicing income during that and subsequent periods would decline. If prepayments occur slower than anticipated, cash flows would exceed estimated amounts and servicing income would increase. The constant prepayment rates utilized by the Company in estimating the lives of the loans depend on the original term of the loan, industry trends, and the Company's historical data. During 2000 and 1999, the Company used an estimated constant prepayment rate of 15%. The prepayment rate of loans may be affected by a variety of economic and other factors, including prevailing interest rates and the availability of alternative financing to borrowers. At December 31, 2000, the Company determined the fair value of its servicing fee receivable to be $6.6 million using a present value of expected cash flows methodology. The Company has stratified its servicing fee receivable into pools by period of creation, generally one year, and the term of the loan underlying the servicing fee receivable. For purposes of determining the fair value, the Company uses a prepayment/default rate of 15% for all pools except for the servicing fee receivable pools created in 1998, where a prepayment/default rate of 17% was used. The higher prepayment/default rate is considered appropriate, as the 1998 pools have demonstrated a trend of greater prepayment/default activity than the other servicing fee receivable pools. At December 31, 2000, the discount rate used in the determination of fair value is 100 basis points above the note rate of the underlying loans for servicing fee receivable pools where the maturity of the underlying loans is ten years or less. For servicing fee receivable pools where the maturity of the underlying loans is greater than ten years, the discount rate is 200 basis points above the note rate of the underlying loans.

   The activity in the reserve for servicing fee receivable follows:

                                                                 Year Ended
                                                                December 31,
                                                             ------------------
                                                               2000   1999 1998
                                                             -------- ---- ----
Beginning Balance........................................... $    --  $--  $--
Additions charged to operations.............................  205,000  --   --
Direct write downs..........................................      --   --   --
                                                             -------- ---- ----
Ending Balance.............................................. $205,000 $--  $--
                                                             ======== ==== ====

   The Company also has the option to sell the unguaranteed portions of loans to third party investors. The gain or loss on such sales will be calculated in accordance with SFAS No. 125. The discount related to unguaranteed portions sold would be reversed and the Company would recognize a servicing fee receivable or liability based on servicing fees retained by the Company. The Company is required to retain at least 5% of the unguaranteed portion of SBA guaranteed loans. The Company had sales of un-guaranteed portions of loans to third party investors of $2.5 million and $0 for the years ended December 31, 2000 and 1999.

 Unrealized Appreciation/(Depreciation) and Realized Gains/(Losses) on
 Investments

   The change in unrealized appreciation/(depreciation) of investments is the amount by which the fair value estimated by the Company is greater/(less) than the cost basis of the investment portfolio. Realized gains or losses on investments are generated through sales of investments, foreclosure on specific collateral, and write-

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000

offs of loans or assets acquired in satisfaction of loans, net of recoveries. An analysis of the unrealized appreciation/(depreciation) and realized (gains) losses on investments for the years ended December 31, 2000 and 1999 is as follows:

                                                       Equity
                                          Loans     Investments      Total
                                       -----------  ------------  ------------
Balance, December 31, 1998............ $(2,164,292) $  4,853,976  $  2,689,684
Change in unrealized:
  Appreciation on investments.........         --     12,966,343    12,966,343
  Depreciation on investments.........  (7,208,586)     (208,853)   (7,417,439)
Realized:
  Gains on investments................         --    (18,197,295)  (18,197,295)
  Losses on investments...............     388,825           --        388,825
                                       ===========  ============  ============
Balance, December 31, 1999............  (8,984,053)     (585,829)   (9,569,882)
Change in unrealized:
  Appreciation on investments.........     412,807       200,000       612,807
  Depreciation on investments.........    (636,367)      (20,767)     (657,134)
Realized:
  Gains on investments................      (2,573)      (15,981)      (18,554)
  Losses on investments...............   2,221,396           --      2,221,396
                                       ===========  ============  ============
Balance, December 31, 2000............ $(6,988,790) $   (422,577) $ (7,411,367)
                                       ===========  ============  ============

   For the years ended December 31, 2000, 1999 and 1998, gross unrealized appreciation/(depreciation) and gross realized gains/(losses) were as follows:

                                          2000          1999         1998
                                       -----------  ------------  -----------
Increase in net unrealized
 appreciation (depreciation) on
 investments
Unrealized appreciation............... $   612,807  $ 12,966,343  $ 3,757,121
Unrealized depreciation...............    (657,134)   (7,417,439)  (1,134,372)
Realized gain.........................     (18,554)  (18,197,295)  (1,167,363)
Realized loss.........................   2,221,396       388,825    1,125,866
                                       -----------  ------------  -----------
  Total............................... $ 2,158,515  $(12,259,566) $ 2,581,252
                                       ===========  ============  ===========
Net realized gain (loss) on
 investments:
  Realized gain....................... $   273,676  $ 23,133,859  $ 2,416,609
  Realized loss.......................  (4,157,516)     (588,842)  (1,125,866)
                                       -----------  ------------  -----------
    Total............................. $(3,883,840) $ 22,545,017  $ 1,290,743
                                       ===========  ============  ===========

 Goodwill

   Cost of purchased businesses in excess of the fair value of net assets acquired (goodwill) is amortized on a straight-line basis over fifteen years. The excess of fair value of net assets over cost of business acquired (negative goodwill) was accreted on a straight-line basis over approximately four years. The Company reviews its goodwill for events or changes in circumstances that may indicate that the carrying amount of the assets may not be recoverable, and if appropriate, reduces the carrying amount through a charge to income.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


 Fixed Assets

   Fixed assets are carried at cost less accumulated depreciation and amortization, and are depreciated on a straight-line basis over their estimated useful lives of 5 to 10 years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated economic useful life of the improvement. Depreciation and amortization expense for the years ended December 31, 2000, 1999, and 1998 was $855,893, $444,441,
and $227,456.

   In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" which requires computer software costs associated with internal use software to be expensed as incurred unless certain capitalization criteria are met. Effective January 1, 1999, the Company capitalized eligible costs on a prospective basis and is amortizing these costs on a straight-line basis over the expected useful life of 3 to 5 years.

 Deferred Financing Costs

   Deferred financing costs, included in other assets, represents costs associated with obtaining the Company's borrowing facilities, and is amortized over the lives of the related financing agreements. Amortization expense for the years ended December 31, 2000, 1999 and 1998 was approximately $276,000, $176,000, and $81,000.

 Federal Income Taxes

   The Company has elected to be treated for tax purposes as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the Company will not be subject to U.S. federal income tax on any investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that it distributes to its stockholders if at least 90% of its investment company taxable income for that taxable year is distributed. It is the Company's policy to comply with the provisions of the Code applicable to regulated investment companies.

   Media, as a non-investment company, has elected to be taxed as a regular corporation.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


 Net Increase in Net Assets Resulting from Operations per Share (EPS)

   Basic earnings per share is computed by dividing net increase in net assets resulting from operations available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if option contracts to issue common stock were exercised and has been computed after giving consideration to the weighted average dilutive effect of the Company's common stock and stock options. Basic and diluted EPS for the years ended December 31, 2000, 1999, and 1998 are as follows:

                                                 2000       1999       1998
                                              ---------- ---------- ----------
                                                   (Dollars in thousands,
                                                  except per share amount)
Net increase in net assets resulting from
 operations available to common
 shareholders................................ $    7,541 $   21,094 $   16,610
                                              ---------- ---------- ----------
Weighted average common shares outstanding
 applicable to basic EPS..................... 14,536,942 14,515,660 14,461,276
Effect of dilutive stock options.............     39,241    104,777     12,769
                                              ---------- ---------- ----------
Adjusted weighted average common shares
 outstanding applicable to diluted EPS....... 14,576,183 14,620,437 14,591,045
                                              ---------- ---------- ----------
Basic earnings per share..................... $     0.52 $     1.45 $     1.15
Diluted earnings per share...................       0.52       1.44       1.14
                                              ========== ========== ==========

 Stock-Based Compensation

   The Company has adopted the provisions of SFAS No. 123 "Accounting for Stock Based Compensation" (SFAS No. 123), which established a fair value-based method of accounting for stock options. The Company measures compensation cost for stock options using the current intrinsic value-based method as prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25). Under SFAS No. 123, the use of intrinsic value-based method requires pro forma disclosure of net income and earnings per share as if the fair value-based method had been adopted.

 Derivatives

   The Company is party to certain interest rate cap agreements. These contracts were entered into as part of the Company's management of interest rate exposure and effectively limit the amount of interest rate risk that may be taken on a portion of the Company's outstanding debt. All interest rate caps are designated as hedges of certain liabilities. Premiums paid on the interest rate caps are amortized over the lives of the cap agreements and amortization of these costs is recorded as an adjustment to interest expense. Interest rate settlements, if any, are recorded as a reduction of interest expense over the lives of the agreements.

   In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes new standards regarding accounting and reporting requirements for derivative instruments and hedging activities. In June 1999, the Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities-- Deferral of the Effective Date of FASB Statement No. 133." The new standard defers the effective date of SFAS 133 to fiscal years beginning after June 15, 2000. The Company adopted SFAS 133 beginning January 1, 2001 and believes it will not have a material affect on its consolidated financial position or results of operations.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


 Reclassifications

   Certain reclassifications have been made to prior year balances to conform with the current year presentation.

(3) Business Combinations

 Freshstart

   On October 2, 2000, the Company completed the merger with Freshstart. The Company issued 0.23865 shares of its common stock for each outstanding share of Freshstart, for a total of 518,449 shares of the Company's common stock. The transaction was accounted for as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and was treated under the pooling-of-interests method of accounting for financial reporting purposes. The following table sets forth the results of operations of Freshstart and the Company for the nine months ended September 30, 2000 and the years ended December 31, 1999 and 1998.

                                                    The
                                                  Company    Freshstart Combined
                                                  -------    ---------- --------
                                                    (Dollars in thousands)
For the nine months ended September 30, 2000
Total investment income.......................... $40,758      $1,864   $42,622
Net increase in net assets from operations.......  11,173         361    11,534
For the year ended December 31, 1999
Total investment income..........................  41,380       2,696    44,076
Net increase in net assets from operations.......  20,880(1)      214    21,094
For the year ended December 31, 1998
Total investment income..........................  35,157       2,697    37,854
Net increase in net assets from operations.......  15,723(1)      887    16,610

--------
(1) "The Company", column includes elimination entries for the intercompany transactions.

 Capital Dimensions, Inc. (CDI)

   On June 16, 1998, the Company completed the merger with CDI which was subsequently renamed Medallion Capital. The Company issued 0.59615 shares of its common stock for each outstanding share of CDI, for a total of 1,112,677 shares of the Company's common stock. The transaction was accounted for as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, and was treated under the pooling-of-interests method of accounting for financial reporting purposes. The following tables set forth the results of operations of CDI and the Company for the six months ended June 30, 1998 and is included in the accompanying consolidated statement of operations.

                                                           The
                                                         Company  CDI   Combined
                                                         ------- ------ --------
                                                         (Dollars in thousands)
For the six months ended June 30, 1998
Total investment income................................. $16,322 $1,288 $17,610
Net increase in net assets from operations..............   5,692  1,467   7,159
Exercise of stock options...............................       8     91      99

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


 VG Group

   On May 27, 1998, the Company completed the acquisition of certain assets and assumption of certain liabilities of VGI, VGII, and VOC, SBIC lenders headquartered in New York, (VG Group), for an aggregate purchase price of $18.5 million which included the assumption of $6.5 million in liabilities. The purchase price was allocated to certain assets based on their estimated fair values and approximately $16.7 million was allocated to investments. The excess of the purchase price over the fair value of the net assets acquired (goodwill) was $1.2 million and is being amortized on a straight-line basis over 15 years. The pro forma effect of the VG Group on the Company's results of operations for the year ended December 31, 1998 would not have been material; therefore, no pro forma information has been presented.

(4) Investment in Unconsolidated Subsidiary

   The balance sheets at December 31, 2000 and 1999 for Media are as follows:

                                                              December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------- ----------
Cash.................................................... $     5,259 $  189,480
Accounts receivable.....................................   2,652,055  3,582,642
Equipment, net..........................................   3,281,011  1,683,756
Goodwill................................................   1,659,624  1,666,091
Prepaid signing bonuses.................................   1,521,253    421,061
Other...................................................   2,882,750  1,726,473
Due from parent.........................................     321,723        --
                                                         ----------- ----------
  Total assets.......................................... $12,323,675 $9,269,503
                                                         ----------- ----------
Accounts payable and accrued expenses................... $   683,369 $  461,196
Note payable-bank.......................................   3,900,000        --
Notes payable-parent....................................         --   1,750,351
Deferred revenue........................................   5,453,550  3,847,772
Other liabilities and income taxes payable..............         --     502,265
                                                         ----------- ----------
  Total liabilities.....................................  10,036,919  6,561,584
                                                         ----------- ----------
Equity..................................................   1,001,000  1,001,000
Retained Earnings.......................................   1,285,756  1,706,919
                                                         ----------- ----------
  Total equity..........................................   2,286,756  2,707,919
                                                         ----------- ----------
  Total liabilities and equity.......................... $12,323,675 $9,269,503
                                                         =========== ==========

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


   The statements of operations of Media for the years ended December 31, 2000, 1999, and 1998 are as follows:

                                                       December 31,
                                             ----------------------------------
                                                2000         1999       1998
                                             -----------  ---------- ----------
Advertising revenue......................... $11,144,349  $9,878,117 $7,526,569
Cost of fleet services......................   5,750,203   4,261,673  2,413,089
                                             -----------  ---------- ----------
Gross profit................................   5,394,146   5,616,444  5,113,480
Other operating expenses....................   6,056,576   5,223,833  3,163,091
                                             -----------  ---------- ----------
Income (loss) before taxes..................    (662,430)    392,611  1,950,389
Income tax provision (benefit)..............    (241,275)    134,125    750,000
                                             -----------  ---------- ----------
Net income (loss)........................... $  (421,155) $  258,486 $1,200,389
                                             ===========  ========== ==========

   Periodically the Company purchases taxicab rooftop advertising from its wholly owned subsidiary, Media, at average market rates per top. Total purchased advertising was $-0- and $472,800 for the years ended December 31, 2000 and 1999.

   On August 30, 2000, the Company purchased for stock all of the assets of Out There Media L.L.C., a privately held company headquartered in Cleveland, Ohio, which had the rights to top more than 250 taxis in Cleveland, Columbus, and Toledo, and which also had contracts with some of the largest taxi fleets in these cities. This acquisition was accounted for under the purchase method of accounting and was immaterial to the Company's financial positions and results of operations.

   On February 2, 1999, Media purchased 100% of the common stock of Transit Advertising Displays, Inc. (TAD) for approximately $849,000. TAD is a taxicab rooftop advertising company headquartered in Washington, D.C. operating 1,300 installed displays in the Baltimore, MD and Washington, D.C. areas. The purchase was accounted for under the purchase method of accounting. Included in the purchase price were certain premiums paid totaling approximately $770,000, which represented goodwill, which is being amortized over 15 years.

   On September 1, 1998, the Company purchased for cash, substantially all the operations and assets of New Orleans-based Taxi Ads, LLC (consisting of 855 taxicab rooftop advertising display units and certain contacts for advertising and fleet rental) for an aggregate purchase price of $1,200,000. This acquisition was accounted for under the purchase method of accounting. Included in the purchase price were certain premiums paid totaling approximately $1,002,000, which represented goodwill which is being amortized over 15 years.

   On February 8, 2001, we announced that Media entered into an agreement to acquire Taxi Media Network, the largest taxicab advertising company in Japan, which holds the rights to provide advertising on 7,000 taxis in Japan. The transaction is subject to due diligence reviews and other customary closing conditions.

   On December 28, 2000, Media entered into an agreement with a bank to borrow $3.9 million for working capital purposes at a rate of prime plus 0.5%. The note is secured by the assets of Media and matured on March 30, 2001, at which time it was renewed for an additional three month term.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


(5) Commercial Paper, Notes Payable to Banks and Senior Secured Notes

   Borrowings under the commercial paper, revolving credit, and senior note agreements are secured by the assets of the Company. The outstanding balances were as follows as of December 31, 2000 and 1999.

Description                                               2000         1999
-----------                                           ------------ ------------
Commercial paper..................................... $ 24,066,269 $ 93,983,792
Revolving credit agreements..........................  305,700,000  195,450,000
Senior secured notes.................................   45,000,000   45,000,000
                                                      ------------ ------------
  Total.............................................. $374,766,269 $334,433,792
                                                      ============ ============

  (a) Commercial Paper

   On March 13, 1998, MFC entered into a commercial paper agreement with Salomon Smith Barney to sell up to an aggregate principal amount of $195 million in secured commercial paper through private placements pursuant to
Section 4(2) of the Securities Act of 1933. Subsequently, MFC entered into a commercial paper dealer agreement with US Bancorp and Credit Suisse First Boston to sell commercial paper under the same program as Salomon Smith Barney, and coincident with the extension and expansion of the Revolving Credit Agreement (the Revolver), the commercial paper line was expanded to $220,000,000. Amounts outstanding at any time under the program are limited by certain covenants, including a requirement that MFC retain an investment grade rating from at least two of the four nationally recognized rating agencies, and borrowing base calculations as set forth in the Revolver. The commercial paper program ranks on a pari passu basis with the Revolver. The commercial paper program has a specified maturity date of June 30, 2001, which represents the maturity date of MFC's Revolver, but may be terminated by the Company at anytime. During December 2000, MFC'S outstanding commercial paper began to mature and was replaced by draws on the Revolver at a cost of 7.83%, compared to a cost of 7.10%. On November 22, 2000, Fitch IBCA placed Medallion's "BBB" senior secured debt rating and "F2" secured commercial paper rating on negative watch. In addition, in December 2000, Medallion's other rating agency, Thompson's Bankwatch, was acquired by Fitch IBCA, leaving it with only one commercial paper rating. Primarily as a result of these factors, a substantial portion of Medallion's commercial paper did not rollover and has subsequently been replaced by Medallion's bank facility. On January 18, 2001, Fitch IBCA lowered our senior secured debt rating and secured commercial paper rating to "BB+" and "B", respectively, and removed them from negative watch. At December 31, 2000 and 1999, MFC had approximately $24,066,000 and $93,984,000 outstanding at a weighted average interest rate of 7.10% and 6.60%. For the year ended December 31, 2000 and 1999, MFC's weighted average borrowings related to commercial paper were $135,568,000 and $123,143,000 with a weighted average interest rate of 7.25% and 5.82%. Commercial paper outstandings are deducted from the Revolver as the Revolver acts as a liquidity facility for the commercial paper.

  (b) Revolving Credit Agreements

   On March 27, 1992 (and as subsequently amended), MFC entered into the Revolver with a group of banks. Effective on February 10, 2000, MFC extended the Revolver until June 30, 2001 at an aggregate credit commitment amount of $220,000,000, an increase from $195,000,000 previously, pursuant to the Loan Agreement dated December 24, 1997. Amounts available under the Revolver are reduced by amounts outstanding under the commercial paper program as the Revolver acts as a liquidity facility for the commercial paper program. As of December 31, 2000 and 1999, amounts available under the Revolver were $0 and $1.8 million. The Revolver may be extended annually after June 30, 2001 upon the option of the participating banks and acceptance by MFC. Should any participating bank not extend its committed amount, the Revolver

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000

agreement provides that each bank shall extend a term loan equal to its share of the principal amount outstanding of the revolving credit agreement. Maturity of the term note shall be the earlier of two years or any other date on which it becomes payable in accordance with the Revolver agreement. Interest and principal payments are paid monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on the adjusted London Interbank Offered Rate of interest (LIBOR) at the option of MFC. Substantially, all promissory notes evidencing MFC's investments are held by a bank as collateral agent under the agreement. At December 31, 2000, MFC is required to pay an annual facility fee of 20 basis points on the unused portion of the Revolver's aggregate commitment. Commitment fee expense for the years ended December 31, 2000, 1999, and 1998 was approximately $386,000, $388,000 and $243,000. Outstanding borrowings under the Revolver were $195,700,000 and $99,250,000 at weighted average interest rates of 7.68% and 7.20% at December 31, 2000 and 1999. MFC is required under the Revolver to maintain minimum tangible net assets of $65,000,000 and certain financial ratios, as defined therein. The Revolver agreement contains other restrictive covenants, including a limitation of $500,000 for capital expenditures.

   On July 31, 1998, (and as subsequently amended) the Company closed its existing $25,000,000 revolving credit line and entered into a committed revolving credit agreement (the Loan Agreement) with a group of banks. The aggregate credit commitment amount was $100,000,000 maturing on June 28, 2000 and was extended on September 22, 2000 to September 21, 2001 at an increased commitment level of $110,000,000. The Loan Agreement may be extended annually thereafter upon the option of the participating banks and acceptance by the Company. Should any participating bank not extend its committed amount, the Loan Agreement provides that each bank shall extend a term loan equal to its share of the principal amount outstanding of the revolving credit note. Maturity of the term note shall be the earlier of two years or any other date on which it becomes payable in accordance with the Loan Agreement. Interest and principal payments are paid monthly. Interest is calculated monthly at either the bank's prime rate or a rate based on the adjusted LIBOR rate at the option of the Company. Substantially all promissory notes evidencing the Company's investments are held by a bank as collateral agent under the Loan Agreement. The Company is required to pay an annual facility fee of 15 basis points on the amount of the aggregate commitment. Commitment fee expenses for the years ended December 31, 2000, 1999 and 1998 were approximately $257,000, $108,000, and
$72,000. Outstanding borrowings under the Loan Agreement were $106,500,000 and $91,200,000 at a weighted average interest rate of 8.09% and 7.44% at December 31, 2000 and 1999. The Company is required under the Revolver to maintain certain levels of medallion loans and certain financial ratios, as defined therein. The Loan Agreement contains other restrictive covenants, including a limitation of $1,000,000 for capital expenditures per annum.

   On March 6, 1997, Freshstart established a $5,000,000 line of credit with a bank at a rate of LIBOR plus 1.75%. Pursuant to the terms of the line of credit, the Company is required to comply with certain terms, covenants, and conditions, including maintaining minimum balances with the bank. The line of credit is unsecured. In connection with the Freshstart merger, the line was reduced to $3,500,000 with no specific maturity.

   The weighted average interest rate for the Company's consolidated outstanding revolver borrowings at December 31, 2000 and 1999 was 7.83% and 7.31%. During the years ended December 31, 2000 and 1999, the Company's weighted average borrowings were $180,712,000 and $131,219,000 with a weighted average interest rate of 7.77% and 6.97%, respectively.

   As of December 31, 2000, we were in negotiations with both the Bank group and the lenders of our senior secured notes on amendments to our existing loan agreements. These amendments, which were finalized on March 30, 2001, granted Medallion a waiver of compliance with certain provisions, clarified and revised certain

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000

provisions of the agreements related to business activities and financial covenants at Medallion and MFC, and adjusted the rate of interest paid on the notes. As of the effective date of the amendments, Medallion believes it and MFC are in compliance with the requirements of the credit facilities for the foreseeable future. Medallion, MFC, and their lenders have initiated discussions as to the next renewal of the existing bank loans which mature in June and September, 2001, Although, there can be no assurances, the Company expects a satisfactory result from these discussions.

  (c) Senior Secured Notes

   On June 1, 1999, MFC issued $22.5 million of Series A senior secured notes that mature on June 1, 2004, and on September 1, 1999, MFC issued $22.5 million of Series B senior secured notes that mature on September 1, 2004 (together, the Notes). The Notes bear a fixed rate of interest of 7.2% and interest is paid quarterly in arrears. The Notes rank pari passu with the revolvers and commercial paper through inter-creditor agreements The proceeds of the Notes were used to prepay certain of the Company's outstanding SBA debentures (Note
6). See also description of amendments referred to in Note 5(b).

  (d) Interest Rate Cap Agreements

   On June 22, 2000, MFC entered into an interest cap agreement limiting the Company's maximum LIBOR exposure on $10,000,000 of MFC's revolving credit facility to 7.25% until June 24, 2002. On July 6, 1999, MFC entered into two interest rate cap agreements limiting the Company's maximum LIBOR exposure on a total of $20,000,000 of MFC's revolving credit facility to 6.5% until July 6, 2001. On April 7, 1998, MFC entered into an interest rate cap agreement limiting the Company's maximum LIBOR exposure on $20,000,000 of MFC's revolving credit facility to 6.5% until September 30, 1999 and 7.0% until March 30, 2001. Total premiums of approximately $156,000 paid under the agreements are being amortized over the respective terms of the agreements.

   The Company is exposed to credit loss in the event of nonperformance by the counterparties on the interest rate cap agreements. The Company does not anticipate nonperformance by any of these parties.

(6) SBA Debentures Payable

   Outstanding SBA debentures are as follows at December 31, 2000 and 1999.

Due Date                                      2000        1999     Interest Rate
--------                                   ----------- ----------- -------------
December 1, 2006.......................... $ 5,500,000 $ 5,500,000     7.08%
March 1, 2007.............................   4,210,000   4,210,000     7.38
September 1, 2007.........................   4,060,000   4,060,000     7.76
June 1, 2007..............................   3,000,000   3,000,000     7.07
March 1, 2006.............................   2,000,000   2,000,000     7.08
December 16, 2002.........................   1,300,000   1,300,000     4.51
June 1, 2005..............................     520,000     520,000     6.69
December 1, 2005..........................     520,000     520,000     6.54
June 1, 2006..............................     250,000     250,000     7.71
SBA Preferred Stock.......................         --    1,410,000     4.00
                                           ----------- -----------
                                           $21,360,000 $22,770,000
                                           =========== ===========

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


   On September 30, 2000, the Company redeemed the 4% cumulative 15 year redeemable preferred stock at par value. On June 1, 1999 and September 1, 1999, the Company prepaid outstanding debentures totaling $31,090,000. The Company also paid approximately $165,000 in prepayment penalties as a one-time charge that was included in interest expense. The SBA imposes certain restrictions on the Company, which include, among others, transfers of stock and payments of dividends by its licensees.

(7) Stock Options

   The Company has a stock option plan (1996 Stock Option Plan) available to grant both incentive and nonqualified stock options to employees. The 1996 Stock Option Plan, which was approved by the Board of Directors and shareholders on May 22, 1996, provides for the issuance of a maximum of 750,000 shares of common stock of the Company. On June 11, 1998, the Board of Directors and shareholders approved certain amendments to the Company's 1996 Stock Option Plan, including increasing the number of shares reserved for issuance from 750,000 to 1,500,000. At December 31, 2000, 174,458 shares of the Company's common stock remained available for future grants. The 1996 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The option price per share may not be less than the current market value of the Company's common stock on the date the option is granted. The term and vesting periods of the options are determined by the Compensation Committee, provided that the maximum term of an option may not exceed a period of ten years.

   A Non-Employee Director Stock Option Plan (the Director Plan) was also approved by the Board of Directors and shareholders on May 22, 1996. On February 24, 1999, the Board of Directors amended and restated the Director Plan in order to adjust the calculation of the number of shares of the Company's Common Stock issuable under options ("Options") to be granted to a Non-employee Director upon his or her re-election. Under the prior plan the number of options granted was obtained by dividing $100,000 into the current market price for the Common Stock. The Amended Plan calls for the grant of options to acquire 9,000 shares of Common Stock upon election of a non-employee director. It provides for an automatic grant of options to purchase 9,000 shares of the Company's Common Stock to an Eligible Director upon election to the Board, with an adjustment for directors who are elected to serve less than a full term. A total of 100,000 shares of the Company's Common Stock are issuable under the Amended Plan. At December 31, 2000, 54,091 shares of the Company's common stock remained available for future grants. The grants of stock options under the Director Plan are automatic as provided in the Director Plan. The option price per share may not be less than the current market value of the Company's common stock on the date the option is granted. Options granted under the Director Plan are exercisable annually, as defined in the Director Plan. The term of the options may not exceed five years.

   The Company records stock compensation in accordance with APB Opinion No.
25. Had compensation cost for stock options been determined based on the fair value at the date of grant, consistent with the provisions of SFAS 123, the Company's net increase in net assets resulting from operations would have been reduced to the pro forma amounts indicated below:

                                                       December 31,
                                            ----------------------------------
                                               2000       1999        1998
                                            ---------- ----------- -----------
Net increase in net assets resulting from
 operations
As reported................................ $7,540,688 $21,093,707 $16,609,828
Pro forma..................................  6,552,531  20,710,412  15,801,775
Per share diluted..........................
As reported................................ $     0.52        1.44        1.14
Pro forma..................................       0.45        1.42        1.08
                                            ========== =========== ===========

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


   The weighted average fair value of options granted during the years ended December 31, 2000, 1999, and 1998 was $3.98, $4.32, and $7.26 per share, respectively. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. However, management believes that such a model may or may not be applicable to a company regulated under the 1940 Act. The following weighted average assumptions were used for grants in 2000, 1999 and 1998:

                                                                 Year ended
                                                                December 31,
                                                               ----------------
                                                               2000  1999  1998
                                                               ----  ----  ----
Risk free interest rate....................................... 6.3%  5.7%  5.4%
Expected dividend yield....................................... 8.0%  7.1%  6.0%
Expected life of option in years.............................. 7.0   7.0   8.6
Expected volatility...........................................  44%   44%   49%
                                                               ===   ===   ===

   The following table presents the activity for the stock option program under the 1996 Stock Option Plan and the Director Plan for the years ended December 31, 2000, 1999, and 1998:

                                                       Exercise      Weighted
                                          Number of   Price Per      Average
                                           Options      Share     Exercise Price
                                          ---------  ------------ --------------
Outstanding at December 31, 1997.........   443,572  $0.28-$26.00     $13.36
  Granted................................   379,603  13.75- 29.25      23.67
  Cancelled..............................   (21,943) 20.63- 29.25      27.75
  Exercised..............................  (104,888)  0.28- 16.77       5.46
                                          =========  ============     ======
Outstanding at December 31, 1998.........   696,344   6.71- 29.25      19.72
  Granted................................   397,884  14.25- 20.06      17.52
  Cancelled..............................   (42,700) 14.25- 28.87      21.84
  Exercised..............................   (10,665)  6.71- 14.38      10.37
                                          =========  ============     ======
Outstanding at December 31, 1999......... 1,040,863   6.71- 29.25      18.88
  Granted................................    93,164  14.50- 20.63      17.36
  Cancelled..............................   (25,750) 14.25- 29.25      19.85
  Exercised..............................   (19,001)  6.71- 11.00       9.79
                                          ---------  ------------     ------
Outstanding at December 31, 2000......... 1,089,276  $6.71- 29.25     $18.88
                                          =========  ============     ======
Options exercisable at
  December 31, 1998......................   123,798  $6.71-$22.38     $14.13
  December 31, 1999......................   254,751   6.71- 29.25      16.37
  December 31, 2000......................   494,712   6.71- 29.25      17.68
                                          =========  ============     ======

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


   The following table summarizes information regarding options outstanding and options exercisable at December 31, 2000 under the 1996 Stock Option Plan and the Director Plan:

                   Options Outstanding                 Options Exercisable
           ----------------------------------- -----------------------------------
                    Weighted average                    Weighted average
           ----------------------------------- -----------------------------------
 Range of   Shares At     Remaining             Shares At     Remaining
 Exercise  December 31,  contractual  Exercise December 31,  contractual  Exercise
  Prices       2000     life in years  price       2000     life in years  price
 --------  ------------ ------------- -------- ------------ ------------- --------
 $ 6.71-
  $14.38      188,210       5.49       $12.60    162,721        5.12       $12.00
  14.50-
   17.38      431,632       6.27        17.01    106,893        4.62        17.18
  18.75-
   22.38      246,127       7.21        19.48    152,141        6.24        19.65
  26.06-
   29.25      223,307       7.31        27.53     72,957        7.17        26.96
 -------    ---------       ----       ------    -------        ----       ------
 $26.71-
  $29.25    1,089,276       6.58       $18.88    494,712        5.66        17.68
 =======    =========       ====       ======    =======        ====       ======

(8) Quarterly Results of Operations (Unaudited)(2)

                                      March 31 June 30 September 30 December 31
                                      -------- ------- ------------ -----------
                                       (In thousands except per share amounts)
2000 Quarter Ended
Investment income...................  $14,531  $13,787   $14,304      $12,734
Net investment income (loss) before
 taxes..............................    4,366    4,250     3,245       (2,776)
Net increase (decrease) in net
 assets resulting from operations...    4,500    4,260     2,774       (3,993)
Net increase (decrease) in net
 assets resulting from operations
 per common share
  Basic.............................     0.31     0.29      0.19        (0.27)
  Diluted...........................     0.31     0.29      0.19        (0.27)
1999 Quarter Ended
Investment income(1)................  $10,097  $11,505   $11,466      $11,008
Net investment income before
 taxes(1)...........................    3,451    3,304     3,349          753
Net increase in net assets resulting
 from operations....................    4,757    5,236     6,208        4,893
Net increase in net assets resulting
 from operations per common share
  Basic.............................     0.33     0.36      0.43         0.33
  Diluted...........................     0.33     0.36      0.42         0.33
1998 Quarter Ended
Investment income...................  $ 9,368  $ 9,626   $ 9,574      $ 9,286
Net investment income before taxes..    4,291    2,171     3,728        2,396
Net increase in net assets resulting
 from operations....................    4,466    3,143     4,405        4,596
Net increase in net assets resulting
 from operations per common share
  Basic.............................     0.31     0.22      0.30         0.32
  Diluted...........................     0.31     0.21      0.30         0.32
                                      =======  =======   =======      =======

--------
(1) Subsequent to the 1999 year-end, the Company identified clerical errors resulting from the Company's system conversion that began in the third quarter of 1999. The effect of these items has been reflected in the results for the fourth quarter ended December 31, 1999. Certain of these errors resulted in a decrease to Investment Income and Net Investment Income of approximately $1.2 million in the third quarter and an increase of approximately $1.2 million in the fourth quarter. The clerical errors, in total, did not have an overall material impact on net increase in net assets resulting from operations for either quarter.
(2) The 2000 March, June, and September quarters, as well as all the quarters of 1999 and 1998 have been restated to reflect the merger with Freshstart.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


(9) Segment Reporting

   The Company has two reportable business segments, lending and taxicab rooftop advertising. The lending segment originates and services secured commercial loans. The taxicab roof top advertising segment sells advertising space to advertising agencies and companies in several major markets across the United States. The segment is reported as an unconsolidated subsidiary, Medallion Taxi Media, Inc. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies. The lending segment is presented in the consolidated financial statements of the Company. Financial information relating to the taxicab rooftop-advertising segment is presented in Note 4, and represents an immaterial part of total Company revenues, expenses, income, assets, and liabilities.

   For taxicab advertising, the increase in net assets resulting from operations represents the Company's equity in net income from Media. Segment assets for taxicab advertising represents the Company's investment in and loans to Media.

(10) Commitments and Contingencies

  (a) Sub-Advisory Agreement

   In May 1996, the Company entered into a sub-advisory agreement (Agreement) with FMC Advisers, Inc. (FMC) in which FMC provided advisory services to the Company. Under the Agreement, the Company paid FMC a monthly fee for services rendered of $18,750. On February 24, 1999, the Agreement was extended until May 2000 at which point it was allowed to expire. Advisory fees incurred during the years ended December 31, 2000, 1999, and 1998 were $93,750, 225,000, and
$225,000.

  (b) Employment Agreements

   The Company has employment agreements with certain key officers for either a three or five-year term. Annually, the contracts with a five-year term will renew for a new five-year term unless prior to the end of the first year, either the Company or the executive provides notice to the other party of its intention not to extend the employment period beyond the current five-year term. In the event of a change in control, as defined, during the employment period, the agreements provide for severance compensation to the executive in an amount equal to the balance of the salary, bonus and value of fringe benefits which the executive would be entitled to receive for the remainder of the employment period.

  (c) Other Commitments

   The Company had loan commitments outstanding at December 31, 2000 to various prospective qualified small businesses totaling approximately $46.0 million. A commitment to extend credit is a binding agreement to make a loan to a customer in the future if certain conditions are met and is subject to the same risk, credit review and approval process as a loan. These commitments are made in the ordinary course of the Company's business and in management's opinion, are generally on the same terms as those to existing borrowers. Commitments generally have fixed expiration dates. Of these commitments, approximately 45% will be sold pursuant to SBA guaranteed sales. Since some commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. In addition, the Company had approximately $16.7 million of undisbursed funds relating to revolving credit facilities. These amounts may be drawn upon at the customer's request if they meet certain credit requirements.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


   Commitments for leased premises expire at various dates through June 30, 2006. At December 31, 2000, minimum rental commitments for non-cancelable leases are as follows:

            2001.............................. $  818,583
            2002..............................    757,747
            2003..............................    691,910
            2004..............................    666,269
            2005 and thereafter...............    999,403
                                               ----------
              Total........................... $3,933,912
                                               ==========

   Rent expense for the years ended December 31, 2000, 1999, and 1998 was approximately $1,029,000, 853,000, and $919,000.

  (d) Litigation

   The Company and its subsidiaries become defendants to various legal proceedings arising from the normal course of business. In the opinion of management, based on the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which in the event of an adverse decision would result in a material adverse impact in the financial condition or results of operations of the Company.

(11) Related Party Transactions

   Certain directors, officers and shareholders of the Company, are also directors of its wholly owned subsidiaries, MFC, BLL, Medallion Capital, MBC, Freshstart, and Media. Officer salaries are set by the Board of Directors.

   Media engaged in transactions to sell roof top advertising space to a company represented by a relative of a Media officer. All transactions were made under market conditions and pricing.

   During 2000, 1999, and 1998, a member of the Board of Directors of the Company was also a partner in the Company's primary law firm.

(12) Shareholders' Equity

   In accordance with Statement of Position 93-2, "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies," $534,468 was reclassified from capital in excess of par value to accumulated undistributed net investment income at December 2000 in the accompanying consolidated balance sheets. Further, ($529,289) and $2,258,080 were reclassified from capital in excess of par value to accumulated undistributed net investment income at December 31, 1999 and 1998, respectively, in the accompanying consolidated balance sheets. These reclassifications had no impact on the Company's total shareholders' equity and were designed to present the Company's capital accounts on a tax basis.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


(13) Other Operating Expenses and Other Income

   The major components of other operating expenses for the years ended December 31, 2000, 1999, and 1998 were as follows:

                                                   2000       1999       1998
                                                ---------- ---------- ----------
Rent........................................... $1,028,695 $  852,884 $  919,027
Insurance......................................    285,689    273,036    735,150
Other..........................................  6,561,845  4,598,912  3,378,762
                                                ---------- ---------- ----------
  Total........................................ $7,876,229 $5,724,832 $5,032,939
                                                ========== ========== ==========

   The major components of other income for the years ended December 31, 2000, 1999, and 1998 were as follows:

                                                  2000       1999       1998
                                               ---------- ---------- ----------
Late charges.................................. $  582,995 $  580,727 $  537,220
Prepayments...................................    413,133    440,202    382,777
Loan servicing fee income.....................  1,629,057    559,998    240,470
Other.........................................    752,644    664,839    502,162
                                               ---------- ---------- ----------
  Total....................................... $3,377,829 $2,245,766 $1,662,629
                                               ========== ========== ==========

(14) Employee Benefit Plans

   The Company has a 401(k) Investment Plan (the 401(k) Plan) which covers all full-time and part-time employees of the Company who have attained the age of 21 and have a minimum of one-half year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1% and no more than 15% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under the Code. Employee contributions are invested in various mutual funds according to the directions of the employee. Beginning September 1, 1998, the Company elected to match employee contributions to the 401(k) Plan in an amount per employee up to one-third of such employee's contribution but in no event greater than 2% of the portion of such employee's annual salary eligible for 401(k) Plan benefits. For the years ended December 31, 2000, 1999, and 1998, the Company committed and expensed approximately $58,000, $67,000, and $8,000 to the 401(k) Plan.

(15) Fair Value of Financial Instruments

   Statement of Financial Accounting Standard No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS 107) requires disclosure of fair value information about certain financial instruments, whether assets, liabilities, or off-balance-sheet commitments, if practicable. The following methods and assumptions were used to estimate the fair value of each class of financial instrument. Fair value estimates that were derived from broker quotes cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

   (a) Investments--The Company's investments are recorded at the estimated fair value of such investments.

   (b) Servicing fee receivable--The fair value of the servicing fee receivable is estimated based upon expected future service fee income cash flows discounted at a rate that approximates that currently offered for instruments with similar prepayment and risk characteristics.

                           MEDALLION FINANCIAL CORP.

                               December 31, 2000


   (c) Commercial paper, notes payable to banks, and senior secured notes--Due to the short-term nature of these instruments, the carrying amount approximates fair value.

   (d) Commitments to extend credit--The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and present creditworthiness of the counter parties. For fixed rate loan commitments, fair value also includes a consideration of the difference between the current levels of interest rates and the committed rates. At December 31, 2000 and 1999, the estimated fair value of these off-balance-sheet instruments was not material.

   (e) Interest rate cap agreements--The fair value is estimated based on market prices or dealer quotes. At December 31, 2000 and December 31, 1999, the estimated fair value of these off-balance-sheet instruments was not material.

   (f) SBA debentures payable--The fair value of the debentures payable to the SBA is estimated based on current market interest rates for similar debt.

                                            December 31, 2000 December 31, 1999
                                            ----------------- -----------------
                                            Carrying   Fair   Carrying   Fair
                                             Amount   Value    Amount   Value
                                            -------- -------- -------- --------
                                                  (Dollars in thousands)
Financial Assets
  Investments.............................. $516,010 $516,010 $493,917 $493,917
  Cash.....................................   15,653   15,653    7,459    7,459
  Servicing fee receivable.................    6,632    6,632    4,879    4,879
Financial Liabilities
  Notes payable to banks...................  305,700  305,700  195,450  195,450
  Commercial Paper.........................   24,066   24,066   93,984   93,984
  SBA debentures payable...................   21,360   21,360   22,770   22,770
  Senior secured notes.....................   45,000   45,000   45,000   45,000

                           MEDALLION FINANCIAL CORP.

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               December 31, 2000

                                                      Number of Principal Balance Contractual
                                                        Loans      Outstanding      % Rate
                                                      --------- ----------------- -----------
                                                           45     $ 11,767,129      7.50-7.74
                                                           85       27,217,587      7.75-7.99
                                                          152       34,278,418      8.00-8.24
                                                          174       33,977,262      8.25-8.49
                                                          319       37,774,811      8.50-8.74
                                                          174       29,215,803      8.75-8.99
                                                          251       35,527,944      9.00-9.24
                                                           48        7,981,436      9.25-9.49
                                                          127       12,986,862      9.50-9.74
                                                           57        5,891,982      9.75-9.99
                                                          246       11,562,678    10.00-10.24
                                                           20        1,051,415    10.25-10.49
                                                          145        5,851,637    10.50-10.74
                                                           39       11,206,375    10.75-10.99
                                                          118       20,814,299    11.00-11.24
                                                           74       11,050,517    11.25-11.49
                                                          135       32,623,997    11.50-11.74
                                                          148       18,435,203    11.75-11.99
                                                          466       52,907,902    12.00-12.24
                                                          504       32,047,426    12.25-12.49
                                                           79       14,793,634    12.50-12.74
                                                           13        3,329,520    12.75-12.99
                                                          142       28,893,963    13.00-13.24
                                                           35        5,815,090    13.25-13.49
                                                           31        3,433,838    13.50-13.74
                                                           16        1,074,968    13.75-13.99
                                                           62        2,249,164    14.00-14.24
                                                            4          257,190    14.25-14.49
                                                           57        1,999,389    14.50-14.74
                                                            9        4,787,792    14.75-14.99
                                                          124        4,097,995    15.00-15.24
                                                           10          262,907    15.50-15.74
                                                            7        1,047,411    15.75-15.99
                                                           25        1,349,751    16.00-16.24
                                                            6          141,099    16.50-16.74
                                                            3           82,971    16.75-16.99
                                                            8        2,444,134    17.00-17.24
                                                            5          247,535    17.50-17.74
                                                            3        4,771,982    17.75-17.99
                                                            9        1,663,429    18.00-18.24
                                                           10          139,011    19.00-19.24
                                                            1           81,704    19.25-19.49
                                                            1           64,641    20.50-23.99
                                                            1           10,207    24.00-24.24
                                                        -----     ------------
Total Loans..........................................   3,988      517,210,009
                                                        =====     ============
Equities
 PMC.................................................                1,932,952
 Cardinal Health.....................................                  329,625
 Kleener King Satellites.............................                  108,696
 Micromedics.........................................                   58,828
 Arca................................................                   50,000
Other................................................                   72,161
                                                                  ------------
Total Equities.......................................       9        2,552,262
                                                        -----     ------------
Total Investments....................................   3,997      519,762,271
                                                        -----
 Plus: Origination costs, net........................                1,802,702
                                                                  ------------
 Investments, at cost................................              521,564,973
 Less: Unrealized depreciation on investments........                7,411,367
                                                                  ------------
 Total investments, at Board of Directors valuation..             $514,153,606
                                                                  ============

   The accompanying notes are an integral part of this consolidated schedule.

                           MEDALLION FINANCIAL CORP.

                      CONSOLIDATED SCHEDULE OF INVESTMENTS
                               December 31, 1999

                                             Number of   Balance    Contractual
                                               Loans   Outstanding    % rate
                                             --------- ------------ -----------
                                                   1   $      5,050           5
                                                   9      1,519,559   6.88-6.94
                                                   1        402,929        7.25
                                                  54      9,001,891   7.50-7.63
                                                 114     33,550,228   7.75-7.94
                                                 245     62,017,538   8.00-8.24
                                                 189     37,423,528   8.25-8.49
                                                 360     51,239,688   8.50-8.74
                                                 257     35,637,965   8.75-8.99
                                                 271     25,342,237   9.00-9.24
                                                  63      5,700,950   9.25-9.49
                                                 132     11,494,056   9.50-9.74
                                                  47      6,357,896   9.75-9.99
                                                 142     18,714,010 10.00-10.24
                                                  31      5,310,674 10.25-10.49
                                                 155     17,879,822 10.50-10.74
                                                  97     11,801,818 10.75-10.99
                                                 213     25,277,728 11.00-11.24
                                                 463     30,725,089 11.25-11.49
                                                  77     10,819,931 11.50-11.74
                                                  63      9,527,922 11.75-11.99
                                                 294     25,080,752 12.00-12.24
                                                  12      1,460,990 12.25-12.49
                                                  31      2,382,881 12.50-12.74
                                                   9      1,819,457 12.75-12.99
                                                 215     24,780,315 13.00-13.24
                                                  28      1,169,729 13.25-13.49
                                                  29      2,243,626 13.50-13.74
                                                  18      2,600,092 13.75-13.99
                                                 102      3,381,115 14.00-14.24
                                                   7        597,066 14.25-14.49
                                                  58      2,072,177 14.50-14.74
                                                  12        396,466 14.75-14.99
                                                 217      6,029,543 15.00-15.24
                                                   1        653,087 15.25-15.49
                                                  14        402,240 15.50-15.74
                                                   6        686,161 15.75-15.99
                                                  21        708,365 16.00-16.24
                                                   2         24,400 16.25-16.49
                                                   9        317,398 16.50-16.74
                                                   4        107,571 16.75-16.99
                                                   8      3,231,554 17.00-17.24
                                                   1         23,460 17.25-17.49
                                                   2         83,960 17.50-17.74
                                                   2         84,379 17.75-17.99
                                                  20      3,806,737 18.00-18.24
                                                   5         84,238 19.00-19.24
                                               -----   ------------
Total Loans.................................   4,111    493,978,267
                                               =====   ============
Equities
 PMC........................................              1,992,022
 Cardinal Health............................                329,625
 Kleener King Satellites....................                108,696
 Micromedics................................                 58,828
 Arca.......................................                 50,000
Other.......................................                 66,718
                                                       ------------
Total Equities..............................      11      2,605,889         N/A
                                               -----   ------------
Total Investments...........................   4,122    496,584,156
                                               -----
 Plus: Origination costs, net...............              2,552,922
                                                       ------------
 Investments, at cost.......................            499,137,078
 Less: Unrealized depreciation on
  investments...............................              9,569,882
                                                       ------------
 Total investments, at Board of Directors
  valuation.................................           $489,567,196
                                                       ============

   The accompanying notes are an integral part of this consolidated schedule.

                         MEDALLION FINANCIAL CORP.

                     CONSOLIDATED FINANCIAL STATEMENTS

                              March 31, 2001

FINANCIAL INFORMATION

Basis of Preparation


   The consolidated balance sheets of the Company as of March 31, 2001, the related consolidated statements of operations for the three months ended March 31, 2001, and the consolidated statements of cash flows for the three months ended March 31, 2001 have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities Exchange Commission (SEC). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, the accompanying consolidated financial statements include all adjustments (consisting of normal, recurring adjustments) necessary to summarize fairly the Company's financial position and results of operations. The results of operations for the three months ended March 31, 2001 or for any other interim period may not be indicative of future performance. These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                         MEDALLION FINANCIAL CORP.

                        CONSOLIDATED BALANCE SHEETS

                                (UNAUDITED)

                                                       March 31,   December 31,
                                                          2001         2000
                                                      ------------ ------------
Assets
Investments:
  Medallion loans.................................... $285,341,499 $299,302,548
  Commercial loans...................................  205,383,713  212,721,373
  Equity investments.................................    1,729,544    2,129,685
                                                      ------------ ------------
Net investments......................................  492,454,756  514,153,606
Investments in and loans to unconsolidated
 subsidiary..........................................    2,117,365    1,856,421
                                                      ------------ ------------
  Total investments..................................  494,572,121  516,010,027
Cash.................................................   24,513,968   15,652,878
Accrued interest receivable..........................    9,601,269    8,701,981
Servicing fee receivable.............................    6,355,354    6,632,516
Fixed assets, net....................................    1,940,839    2,050,808
Goodwill, net........................................    5,517,519    5,650,045
Other assets, net....................................    6,157,523    6,016,747
                                                      ------------ ------------
  Total assets.......................................  548,658,593  560,715,002
                                                      ============ ============
Liabilities
Accounts payable and accrued expenses................    9,720,526    7,723,812
Dividends payable....................................          --     5,244,281
Accrued interest payable.............................    1,925,079    3,887,589
Commercial paper.....................................      763,708   24,066,269
Notes payable to banks...............................  319,470,000  305,700,000
Senior secured notes.................................   45,000,000   45,000,000
SBA debentures payable...............................   21,360,000   21,360,000
                                                      ------------ ------------
Total liabilities....................................  398,239,313  412,981,951
                                                      ============ ============
Shareholders' Equity
Preferred Stock (1,000,000 shares of $.01 par value
 stock authorized--none outstanding).................          --           --
Common stock (50,000,000 shares of $.01 par value
 stock authorized-- 14,582,035 and 14,546,637 shares
 outstanding at March 31, 2001 and December 31, 2000,
 respectively).......................................      145,821      145,467
Capital in excess of par value.......................  146,776,023  146,379,377
Accumulated undistributed net investment income......    3,497,436    1,208,207
                                                      ------------ ------------
  Total shareholders' equity.........................  150,419,280  147,733,051
                                                      ------------ ------------
  Total liabilities and shareholders' equity......... $548,658,593 $560,715,002
                                                      ============ ============
Number of common shares..............................   14,582,035   14,546,637
Net assets value per share........................... $      10.32 $      10.16
                                                      ============ ============

  The accompanying notes are an integral part of these unaudited consolidated financial statements.

                         MEDALLION FINANCIAL CORP.

                   CONSOLIDATED STATEMENTS OF OPERATIONS

                                (UNAUDITED)

                                                       Three Months Ended
                                                            March 31,
                                                     ------------------------
                                                        2001         2000
                                                     -----------  -----------
Investment income
Interest and dividend income on investments......... $13,329,179  $14,451,068
Interest income on short-term investments...........      44,952       79,877
                                                     -----------  -----------
    Total investment income.........................  13,374,131   14,530,945
                                                     ===========  ===========
Interest expense
Notes payable to banks..............................   5,790,472    3,304,556
Commercial paper....................................     155,529    2,281,159
Senior secured notes................................     821,864      821,865
SBA debentures......................................     433,172      409,418
                                                     -----------  -----------
    Total interest expense..........................   7,201,037    6,816,998
                                                     -----------  -----------
Net--interest income................................   6,173,094    7,713,947
                                                     ===========  ===========
Non-interest income
Gain on sale of loans...............................     433,180      686,098
Equity in losses of unconsolidated subsidiary.......    (427,184)    (319,349)
Accretion of negative goodwill......................         --       180,600
Other income........................................     971,246      799,907
                                                     -----------  -----------
    Total non-interest income.......................     977,242    1,347,256
                                                     ===========  ===========
Non-interest expense
Salaries and benefits...............................   2,677,076    2,455,981
Professional fees...................................     395,247      416,617
Amortization of goodwill............................     132,526      136,578
Administrative and advisory fees....................       3,135       61,541
Other operating expenses............................   1,610,857    1,624,429
                                                     -----------  -----------
    Total non-interest expenses.....................   4,818,841    4,695,146
                                                     ===========  ===========
Net investment income...............................   2,331,495    4,366,057
Net realized gains (losses) on investments..........    (898,413)     246,749
Change in unrealized appreciation (depreciation),
 net................................................     893,264     (112,711)
Income tax provision................................     (37,117)        (150)
                                                     -----------  -----------
Net increase in net assets resulting from
 operations......................................... $ 2,289,229  $ 4,499,945
Basic...............................................         .16         0.31
Diluted.............................................         .16         0.31
Weighted average common shares outstanding
Basic...............................................  14,571,731   14,524,428
Diluted.............................................  14,583,299   14,591,352

  The accompanying notes are an integral part of these unaudited consolidated financial statements.

                         MEDALLION FINANCIAL CORP.

                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                (UNAUDITED)

                                                      Three Months Ended
                                                           March 31,
                                                   --------------------------
                                                       2001          2000
                                                   ------------  ------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from
 operations....................................... $  2,289,229  $  4,499,945
Adjustments to reconcile net increase in net
 assets resulting from
 operations to net cash provided by operating
 activities:
  Depreciation and amortization...................      286,151       240,523
  Amortization of goodwill........................      132,526       134,009
  Amortization of origination costs...............      272,447       255,874
  Accretion of negative goodwill..................          --       (180,600)
  Increase in unrealized appreciation.............     (893,264)      112,711
  Net realized loss on investments................      898,413      (246,749)
  Equity in Losses in unconsolidated subsidiary...      427,184       319,349
  Increase in accrued interest receivable.........     (899,287)   (2,156,943)
  Decrease in receivable from sale of loans.......          --      7,431,892
  Decrease (increase) in servicing fee
   receivable.....................................      277,162      (525,803)
  Increase in other assets, net...................     (140,776)     (676,341)
  Increase (decrease) in accounts payable and
   accrued expenses...............................    1,996,713    (1,923,646)
  Decrease in accrued interest payable............   (1,962,509)   (1,702,549)
                                                   ------------  ------------
    Net cash provided by operating activities.....    2,683,989     5,581,672
                                                   ============  ============
CASH FLOW FROM INVESTING ACTIVITIES
Originations of investments.......................  (20,411,200)  (85,515,419)
Proceeds from sales and maturities of
 investments......................................   41,832,448    61,444,491
Investment in and loans to unconsolidated
 subsidiary, net..................................     (688,128)      697,158
Capital expenditures..............................     (176,178)     (101,780)
                                                   ------------  ------------
Net cash used in investing activities.............   20,556,942   (23,475,550)
                                                   ============  ============
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable (repayments) to
 banks--net.......................................   13,770,000   (17,450,000)
Proceeds from issuance of (repayments of)
 commercial paper--net............................  (23,302,560)   42,673,483
Proceeds from exercise of stock options...........      374,000        36,000
Issuance of stock.................................       23,000           --
Payment of declared dividends to current
 stockholders.....................................   (5,244,281)   (5,609,773)
                                                   ------------  ------------
Net cash (used in) provided by financing
 activities.......................................  (14,379,841)   19,649,710
                                                   ============  ============
NET INCREASE (DECREASE) IN CASH...................    8,861,090     1,755,832
CASH beginning of period..........................   15,652,878     7,459,284
                                                   ------------  ------------
CASH end of period................................   24,513,968     9,215,116
                                                   ------------  ------------
SUPPLEMENTAL INFORMATION
Cash paid during the period for interest.......... $  9,163,547  $  8,519,546
                                                   ============  ============

  The accompanying notes are an integral part of these unaudited consolidated financial statements.

                         MEDALLION FINANCIAL CORP.

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                              March 31, 2001

                                (unaudited)

(1) Organization of Medallion Financial Corp. and Its Subsidiaries

   Medallion Financial Corp. (the Company) is a closed-end management investment company organized as a Delaware corporation. The Company has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the 1940 Act). The Company conducts its business through various wholly owned subsidiaries including its primary operating company, Medallion Funding Corp. (MFC). As an adjunct to the Company's taxicab medallion finance business, the Company operates a taxicab rooftop advertising business, Medallion Taxi Media, Inc. (Media).

   The Company also conducts its business through Business Lenders, LLC (BLL), licensed under the Small Business Administration (SBA) section 7(a) program, Medallion Business Credit LLC (MBC), an originator of loans to small businesses for the purpose of financing inventory and receivables, Medallion Capital, Inc. (Medallion Capital) which conducts a mezzanine financing business, and Freshstart Venture Capital Corp. (Freshstart), a Specialized Small Business Investment Company (SSBIC) which also originates and services medallion and commercial loans.

(2) Summary of Significant Accounting Policies

 Use of Estimates

   The accounting and reporting policies of the Company conform with generally accepted accounting principles and general practices in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reporting and disclosure of assets and liabilities, including those that are of a contingent nature, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Principles of Consolidation and Use of the Equity Method

   The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, except for Media. All significant intercompany transactions, balances, and profits have been eliminated in consolidation. The consolidated statements give retroactive effect to the merger with Freshstart, retroactively combined with the Company's financial statements as if the merger had occurred at the beginning of the earliest period presented.

   The Company's investment in Media is accounted for under the equity method. All significant intercompany transactions, balances and profits have been eliminated in the use of the equity method. As a non-investment company, Media cannot be consolidated with the Company, which is an investment company under the 1940 Act. Refer to Note 3 for the presentation of financial information for Media.

 Investment Valuation

   The Company's loans, net of participations and any unearned discount, are considered investments under the 1940 Act and are recorded at fair value. Loans are valued at cost less unrealized depreciation. Since no ready market exists for these loans, the fair value is determined in good faith by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience and the relationships between current and projected market rates and portfolio rates of interest and maturities.

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

   Investments in equity securities and stock warrants are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market, are determined by the Board of Directors based upon assets and revenues of the underlying investee company as well as general market trends for businesses in the same industry. Included in equity investments at March 31, 2001 are marketable and non-marketable securities of approximately $1,090,000 and $640,000, respectively. Included in equity investments at December 31, 2000 are marketable and non-marketable securities of approximately $1,490,000 and $640,000, respectively. Because of the inherent uncertainty of valuations, the Board of Directors' estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.

   The Company's investments consist primarily of long-term loans to persons defined by SBA regulations as socially or economically disadvantaged, or to entities that are at least 50% owned by such persons. Approximately 58% of the Company's loan portfolio at March 31, 2001 and December 31, 2000, had arisen in connection with the financing of taxicab medallions, taxicabs, and related assets, of which 79% and 77%, respectively, are in New York City. These loans are secured by the medallions, taxicabs and related assets, and are personally guaranteed by the borrowers, or in the case of corporations, personally guaranteed by the owners. A portion of the Company's portfolio represents loans to various commercial enterprises, including dry cleaners, laundromats, restaurants, garages, and gas stations. These loans are secured by various equipment and/or real estate and are generally guaranteed by the owners, and in certain cases, by the equipment dealers. The remaining portion of the Company's portfolio is from the organization of loans guaranteed by the SBA under its
Section 7(a) program, less the sale of the guaranteed portion of those loans. Funding for the Section 7(a) program depends on annual appropriations by the U.S. Congress.

Collateral Appreciation Participation Loans

   During the 2000 first half, the Company originated collateral appreciation participation loans collateralized by Chicago taxi medallions of $30 million, of which $21 million was syndicated to other financial institutions. In consideration for modifications from it's normal taxi medallion lending terms, the Company offered loans at higher loan-to-value ratios and is entitled to earn additional interest income based upon any increase in the value of all $30 million of the collateral. The fair value of the collateral appreciation participation loan portfolio at March 31, 2001 was $12.8 million, which represented approximately 3% of the total loan portfolio. Additional interest income totaled approximately $700,000 and $1,100,000 for the quarters ended March 31, 2001 and 2000, and is included in investment income on the consolidated statements of operations and in accrued interest receivable on the consolidated balance sheets. The Company believes that the additional interest income recorded is fully realizable through operation of the collateral or orderly sales in the market. As a regulated investment company, the Company is required to mark-to-market these investments on a quarterly basis, just at it does on all of its other investments. The Company feels that it has adequately calculated the fair market value on these investments and relies upon information such as recent and historical medallion sale prices. If there is a decrease in the value of taxicab medallions, the reduction in the value of the investments will be reversed against investment income.

Income Recognition

   Interest income is recorded on the accrual basis. Loans are placed on non-accrual status, and all uncollected accrued interest is reversed, when there is doubt as to the collectibility of interest or principal or if loans are 90 days or more past due, unless management has determined that they are both well-secured and in

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

the process of collection. Interest income on non-accrual loans is recognized when cash is received. At March 31, 2001 and December 31, 2000 total non-accrual loans were approximately $13,601,000 and $13,197,000.

Loan Sales and Servicing Fee Receivable

   The principal portion of loans serviced for others by the Company at March 31, 2001 and December 31, 2000 amounted to approximately $232,000,000 and $231,000,000.

   Receivables from loans sold and gain or losses on loan sales are primarily attributable to the sale of commercial loans which have been at least partially guaranteed by the SBA. The Company recognizes gains or losses from the sale of the SBA-guaranteed portion of a loan at the date of the sale agreement when control of the future economic benefits embodied in the loan is surrendered.


   The estimated net servicing income is based, in part, on management's estimate of prepayment speeds, including default rates, and accordingly, there can be no assurance of the accuracy of these estimates. If the prepayment speeds occur at a faster rate than anticipated, the amortization of the servicing assets will be accelerated and its value will decline; and as a result, servicing income during that and subsequent periods would decline. If prepayments occur slower than anticipated, cash flows would exceed estimated amounts and servicing income would increase. The constant prepayment rates utilized by the Company in estimating the lives of the loans depend on the original term of the loan, industry trends, and the Company's historical data.


   The activity in the reserve for servicing fee receivable follows:

                                                  Three Months Ended March 31,
                                                  ----------------------------
                                                       2001           2000
                                                  --------------- --------------
     Beginning Balance........................... $       205,000 $         --
     Additions charged to operations.............          31,000           --
                                                  --------------- -------------
       Ending Balance............................        $236,000 $         --
                                                  =============== =============

Unrealized Appreciation (Depreciation) and Gains/(Losses) on Investments

   The change in unrealized appreciation/(depreciation) of investments is the amount by which the fair value estimated by the Company is greater/(less) than the cost basis of the investment portfolio. Realized gains or losses on investments are generated through sales of investments, foreclosure on specific collateral, and write-offs of loans or assets acquired in satisfaction of loans, net of recoveries. Unrealized depreciation at March 31, 2001 and 2000 amounted to $6.1 million and $7.4 million, respectively.

Goodwill

   Cost of purchased businesses in excess of the fair value of net assets acquired (goodwill) is amortized on a straight-line basis over fifteen years. The excess of fair value of net assets over cost of business acquired (negative goodwill) was accreted on a straight-line basis over approximately four years. The Company reviews its goodwill for events or changes in circumstances that may indicate that the carrying amount of the assets may not be recoverable, and if appropriate, reduces the carrying amount through a charge to income.

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

Federal Income Taxes

   The Company has elected to be treated for tax purposes as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the Code). As a RIC, the Company will not be subject to U.S. federal income tax on any investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that it distributes to its stockholders if at least 90% of its investment company taxable income for that taxable year is distributed. It is the Company's policy to comply with the provisions of the Code applicable to regulated investment companies.

   Media, as a non-investment company, has elected to be taxed as a regular corporation.

Net Increase in Net Assets Resulting from Operations per Share (EPS)

   Basic earnings per share is computed by dividing net increase in net assets resulting from operations available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if option contracts to issue common stock were exercised and has been computed after giving consideration to the weighted average dilutive effect of the Company's common stock and stock options. Basic and diluted EPS for the three months ended March 31, 2001 and 2000 are as follows:

(Dollars in thousands, except per share amount)           2001        2000
-----------------------------------------------        ----------- -----------
Net increase in net assets resulting from operations
 available to common shareholders..................... $     2,289 $     4,500
Weighted average common shares outstanding applicable
 to basic EPS ........................................  14,571,731  14,524,428
Effect of dilutive stock options......................      11,568      66,924
                                                       ----------- -----------
Adjusted weighted average common shares outstanding
 applicable to diluted EPS............................  14,583,299  14,591,352
                                                       ----------- -----------
Basic earnings per share..............................         .16         .31
Diluted earnings per share............................ $       .16 $       .31
                                                       ----------- -----------

Derivatives

   In June 1998, the Financial Accounting Standards Board issued SFAS 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 establishes new standards regarding accounting and reporting requirements for derivative instruments and hedging activities. In June 1999, the Board issued SFAS 137, "Accounting for Derivative Instruments and Hedging Activities-- Deferral of the Effective Date of FASB Statement No. 133." The new standard deferred the effective date of SFAS 133 to fiscal years beginning after June 15, 2000. The Company adopted SFAS 133 beginning January 1, 2001. The cumulative effect of adoption was not material.

   The Company is party to certain interest rate cap agreements. These contracts were entered into as part of the Company's management of interest rate exposure and effectively limit the amount of interest rate risk that may be taken on a portion of the Company's outstanding debt. All interest rate caps are designated as hedges of certain liabilities, however, any hedge ineffectiveness is charged to earnings in the period incurred. For the three months ended March 31, 2001 and 2000, the amount charged to earnings was $102,000 and $0. Premiums paid on the interest rate caps were previously amortized over the lives of the cap agreements and amortization of these costs was recorded as an adjustment to interest expense. Upon adoption of SFAS 133, the interest rate

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

caps are recorded at fair value which is determined based on information provided by the Company's counterparties. Interest rate settlements, if any, are recorded as a reduction of interest expense over the lives of the agreements. The fair value of the Company's interest rate caps as of March 31, 2001 was $260.

Reclassifications

   Certain reclassifications have been made to prior year balances to conform with the current year presentation.

   (3) Investment in Unconsolidated Subsidiary

   The balance sheets at March 31, 2001 and December 31, 2000 for Media are as follows:

                                                       March 31,    December
                                                         2001       31, 2000
                                                      -----------  -----------
Cash................................................. $    19,087  $     5,259
Accounts receivable..................................   1,069,669    2,652,055
Equipment, net.......................................   3,299,606    3,281,011
Goodwill.............................................   1,650,551    1,659,624
Prepaid signing bonuses..............................   1,823,935    1,521,253
Other................................................   3,163,845    2,882,750
Due from parent......................................         --       321,723
                                                      -----------  -----------
  Total assets....................................... $11,026,693  $12,323,675
                                                      ===========  ===========
Accounts payable and accrued expenses................ $ 1,140,131  $   683,369
Note payable--bank...................................   3,900,000    3,900,000
Notes payable--parent................................     362,303          --
Deferred revenue.....................................   3,713,005    5,453,550
                                                      -----------  -----------
  Total liabilities..................................   9,115,439   10,036,919
                                                      ===========  ===========
Equity...............................................   1,001,000    1,001,000
Retained Earnings....................................     910,254    1,285,756
                                                      -----------  -----------
  Total equity.......................................   1,911,254    2,286,756
                                                      -----------  -----------
  Total liabilities and equity....................... $11,026,693  $12,323,675
                                                      ===========  ===========

   The statements of operations of Media for the three months ended March 31, 2001 and 2000 are as follows:

                                                        Three Months Ended
                                                             March 31,
                                                      ------------------------
                                                         2001         2000
                                                      -----------  -----------
Advertising revenue.................................. $ 3,355,226  $ 2,276,321
Cost of fleet services...............................   2,066,959    1,163,103
                                                      -----------  -----------
Gross profit.........................................   1,288,267    1,113,218
Other operating expenses.............................   2,038,592    1,396,216
                                                      -----------  -----------
Loss before taxes....................................    (750,325)    (282,998)
Income tax benefit...................................    (323,141)    (113,199)
                                                      -----------  -----------
  Net loss........................................... $  (427,184) $  (169,799)
                                                      ===========  ===========

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

   Included in advertising revenue for the quarter ended March 31, 2001 is approximately $567,000 related to contracts that were cancelled in prior periods due to legislative changes and other factors. This revenue was recognized upon determination that Media had no further obligations under the contract.

(4) Commercial Paper, Notes payable to banks and senior secured notes

   Borrowings under the commercial paper, revolving credit, and senior note agreements are secured by the assets of the Company. The outstanding balances were as follows as of March 31, 2001 and December 31, 2000.

     Description                                          2001         2000
     -----------                                      ------------ ------------
     Commercial paper................................ $    763,708 $ 24,066,269
     Revolving credit agreements.....................  319,470,000  305,700,000
     Senior secured notes............................   45,000,000   45,000,000
                                                      ------------ ------------
       Total......................................... $365,233,708 $374,766,269
                                                      ============ ============

(a) Commercial Paper

   On March 13, 1998, MFC entered into a commercial paper agreement to sell up to an aggregate principal amount of $195 million in secured commercial paper through private placements, and coincident with the extension and expansion of the Revolving Credit Agreement (the Revolver), the commercial paper line was expanded to $220,000,000. The commercial paper program ranks on a pari passu basis with the Revolver. The commercial paper program has a specified maturity date of June 30, 2001, which represents the maturity date of MFC's Revolver, but may be terminated by the Company at any time. During December 2000, MFC's outstanding commercial paper began to mature and was replaced by draws on the Revolver at a cost of 7.83%, compared to a cost of 7.10%. On November 22, 2000, Fitch IBCA placed Medallion's "BBB"' senior secured debt rating and "F2" secured commercial paper rating on negative watch. In addition, in December 2000, Medallion's other rating agency, Thompson's Bankwatch, was acquired by Fitch IBCA, leaving it with only one commercial paper rating. Primarily as a result of these factors, a substantial portion of Medallion's commercial paper did not rollover and has subsequently been replaced by Medallion's bank facility. On January 18, 2001, Fitch IBCA lowered the Company's senior secured debt rating and secured commercial paper rating to "BB+" and "B", respectively, and removed them from negative watch. At March 31, 2001 and December 31, 2000, MFC had approximately $764,000 and $24,066,000 outstanding at a weighted average interest rate of 7.18% and 7.10%. For the three months ended March 31, 2001 and year ended December 31, 2000, MFC's weighted average borrowings related to commercial paper were $7,653,000 and $135,568,000 with a weighted average interest rate of 7.45% and 7.25%. Commercial paper outstandings are deducted from the Revolver as the Revolver acts as a liquidity facility for the commercial paper.

(b) Revolving Credit Agreements

   On March 27, 1992 (and as subsequently amended), MFC entered into the Revolver with a group of banks. Effective on February 10, 2000, MFC extended the Revolver until June 30, 2001 at an aggregate credit commitment amount of $220,000,000, an increase from $195,000,000 previously, pursuant to the Loan Agreement dated December 24, 1997. Amounts available under the Revolver are reduced by amounts outstanding under the commercial paper program as the Revolver acts as a liquidity facility for the commercial paper program. As of March 31, 2001 and December 31, 2000, amounts available under the Revolver were $0. The Revolver may be extended annually after June 30, 2001 upon the option of the participating banks and acceptance by MFC. Outstanding borrowings under the Revolver were $212,670,000 and $195,700,000 at weighted average interest rates of 6.48% and 7.68% at March 31, 2001 and December 31, 2000.

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

   On July 31, 1998 (and as subsequently amended), the Company closed its existing $25,000,000 revolving credit line and entered into a committed revolving credit agreement (the Loan Agreement) with a group of banks. The aggregate credit commitment amount was $100,000,000 maturing on June 28, 2000 and was extended on September 22, 2000 to September 21, 2001 at an increased commitment level of $110,000,000. The Loan Agreement may be extended annually thereafter upon the option of the participating banks and acceptance by the Company. Outstanding borrowings under the Loan Agreement were $103,300,000 and $106,500,000 at a weighted average interest rate of 6.40% and 8.09% at March 31, 2001 and December 31, 2000.

   On March 6, 1997, Freshstart established a $5,000,000 line of credit with a bank at a rate of LIBOR plus 1.75%. Pursuant to the terms of the line of credit, the Company is required to comply with certain terms, covenants, and conditions, including maintaining minimum balances with the bank. The line of credit is unsecured. In connection with the Freshstart merger, the line was reduced to $3,500,000 with no specific maturity.

   The weighted average interest rate for the Company's consolidated outstanding revolver borrowings at March 31, 2001 and December 31, 2000 was 6.46% and 7.83%. During the three months ended March 31, 2001 and 2000, the Company's weighted average borrowings were $302,724,000 and $175,687,500 with a weighted average interest rate of 7.50% and 6.97%, respectively.

   On March 30, 2001 Medallion finalized certain amendments and was granted a waiver of compliance with certain provisions. These amendments clarified and revised certain provisions of the agreements related to business activities and financial covenants of Medallion and MFC, and adjusted the rate of interest paid on the notes. As of the effective date of the amendments, Medallion believes it and MFC are in compliance with the requirements of the credit facilities, as amended, and expect to remain in compliance with the amended credit facilities for the foreseeable future. Medallion, MFC, and their lenders have initiated discussions as to the next renewal of the existing bank loans which mature in June and September, 2001. Although, there can be no assurances, the Company expects a satisfactory result from these discussions.

   Periodically MFC must maintain certain covenants under its Revolver. At March 31, 2001, MFC was not in compliance with the covenant relating to interest expense ratios (resulting in similar non-compliance under the Notes (as defined below) and the Loan Agreement). The Company is presently seeking a waiver under the Revolver which would cure all such non-compliance under these agreements.

(c) Senior Secured Notes

   On June 1, 1999, MFC issued $22.5 million of Series A senior secured notes that mature on June 1, 2004, and on September 1, 1999, MFC issued $22.5 million of Series B senior secured notes that mature on September 1, 2004 (together, the Notes). The Notes bear a fixed rate of interest of 7.20% (7.35% effective March 30, 2001 pursuant to the amendments discussed above) and interest is paid quarterly in arrears. The Notes rank pari passu with the revolvers and commercial paper through inter-creditor agreements.

(d) Interest Rate Cap Agreements

   On June 22, 2000, MFC entered into an interest cap agreement limiting the Company's maximum LIBOR exposure on $10,000,000 of MFC's revolving credit facility to 7.25% until June 24, 2002. On July 6, 1999, MFC entered into two interest rate cap agreements limiting the Company's maximum LIBOR exposure on a total of $20,000,000 of MFC's revolving credit facility to 6.50% until July 6, 2001. On April 7, 1998, MFC

                         MEDALLION FINANCIAL CORP.

                              March 31, 2001

entered into an interest rate cap agreement limiting the company's maximum LIBOR exposure on $20,000,000 of MFC's revolving credit facility to 6.50% until September 30, 1999 and 7.0% until March 30, 2001. The Company is exposed to credit loss in the event of nonperformance by the counterparties on the interest rate cap agreements. The Company does not anticipate nonperformance by any of these parties.

(5) SBA Debentures Payable

   Outstanding SBA debentures are as follows at March 31, 2001 and December 31, 2000:

                                                                        Interest
Due Date                                           2001        2000       Rate
--------                                        ----------- ----------- --------
December 1, 2006............................... $ 5,500,000 $ 5,500,000   7.08%
March 1, 2007..................................   4,210,000   4,210,000   7.38
September 1, 2007..............................   4,060,000   4,060,000   7.76
June 1, 2007...................................   3,000,000   3,000,000   7.07
March 1, 2006..................................   2,000,000   2,000,000   7.08
December 16, 2002..............................   1,300,000   1,300,000   4.51
June 1, 2005...................................     520,000     520,000   6.69
December 1, 2005...............................     520,000     520,000   6.54
June 1, 2006...................................     250,000     250,000   7.71
                                                ----------- -----------   ----
                                                $21,360,000 $21,360,000
                                                =========== ===========   ====

(6) Segment Reporting

   The Company has two reportable business segments, lending and taxicab rooftop advertising. The lending segment originates and services secured commercial loans. The taxicab rooftop advertising segment sells advertising space to advertising agencies and companies in several major markets across the United States. The segment is reported as an unconsolidated subsidiary, Medallion Taxi Media, Inc. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies. The lending segment is presented in the consolidated financial statements of the Company. Financial information relating to the taxicab rooftop advertising segment is presented in Note 3, and represents an immaterial part of total Company revenues, expenses, income, assets and liabilities.

[LOGO OF MEDALLION]

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+ The information in this statement of additional information is not complete + +and may be changed. We may not sell these securities until the Securities and + +Exchange declares our registration statement effective. This statement of + +additional information is not an offer to sell these securities and is not + +soliciting an offer to buy these securities in any state where the offer or +
+sale is not permitted.                                                        +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                           MEDALLION FINANCIAL CORP.
                               437 MADISON AVENUE
                            NEW YORK, NEW YORK 10022

                              (800) 829-4867
                      STATEMENT OF ADDITIONAL INFORMATION

                               May 25, 2001

  This Statement of Additional Information (the SAI) relates to Medallion Financial Corp. (Medallion), and is not a prospectus. The Prospectus, dated May 25, 2001 (Prospectus), sets forth concisely certain information about Medallion that investors should know before investing and it should be read and retained for further reference. This SAI contains additional and more detailed information and should be read in conjunction with the balance of Medallion's registration statement. Copies of the Prospectus and additional copies of the SAI may be obtained without charge by writing or telephoning Medallion at the address and telephone number set forth above.

  The Prospectus and this SAI may omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission
(SEC), Washington, D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

  Neither the SEC nor any securities commission has approved or disapproved these securities or determined if the Prospectus is truthful or complete. Any representations to the contrary is a criminal offense.

                               TABLE OF CONTENTS

                                                                      Page
                                                                     ------
      INVESTMENT OBJECTIVES AND POLICIES............................  SAI-2
      MANAGEMENT....................................................  SAI-4
      CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS.................... SAI-12
      FEDERAL INCOME TAX CONSIDERATIONS............................. SAI-16

Item 17--Investment Objectives and Policies

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

   Our investment objectives are to provide a high level of current income for our stockholders through quarterly distributions, consistent with preservation of capital, as well as long term growth of net asset value. We seek to achieve our investment objectives by maximizing net interest income and fee income from operations and expanding operations. There can be no assurance that we will achieve our investment objectives.

   Our only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Medallion's outstanding voting securities, as defined under the Investment Company Act of 1940, as amended (the 1940 Act), are the restrictions described in the following seven paragraphs. A "majority of Medallion's outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this prospectus, including our investment objectives, are not fundamental policies of Medallion and may be changed by Medallion's board of directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Medallion's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of our acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with our investment policies and limitations. Our fundamental policies are as follows:

  . We will at all times conduct our business so as to retain our status as a business development company under the 1940 Act. In order to retain that status, we may not acquire any assets (other than non- investment assets necessary and appropriate to its operations as a business development company) if, after giving effect to such acquisition, the value of our Qualifying Assets, amount to less than 70% of the value of our total assets. We believe that the securities we may acquire as well as any investments we may make, will generally be assets of the type listed in
    Section 55(a) of the 1940 Act as Qualifying Assets.

  . Medallion Funding Corp. (MFC), Medallion Capital, Inc. (Medallion
    Capital), Freshstart Venture Capital Corporation (Freshstart) and any subsidiaries of Medallion organized in the future that are Small Business Administration (SBA) licensees, may issue the maximum principal amount of subordinated SBA debentures and preferred stock permitted under the Small Business Investment Act of 1958 (SBIA) and SBA regulations. As a Small Business Investment Company (SBIC), MFC, Medallion Capital and Freshstart are not permitted to issue preferred stock to the SBA and the maximum principal amount of subordinated SBA debentures they are each permitted to issue is equal to 300% of their respective Leveragable Capital (generally non-SBA paid-in capital and paid-in surplus). See "Regulation" in the prospectus. In addition, SBA regulations also limit the aggregate principal amount of subordinated SBA debentures or "leverage" that SBICs under common control, such as the regulated investment company (RIC) subsidiaries, may have outstanding to no more than $105 million. At March 31, 2001, MFC had Leveragable Capital of $70.5 million and no subordinated SBA debentures outstanding. At March 31, 2001, Freshstart had Leveragable Capital of $6.12 million and $10.86 million of subordinated SBA debentures outstanding. Medallion Capital had Leveragable Capital of $9.7 million and $10.5 million of subordinated SBA debentures outstanding at March 31, 2001. MFC, Medallion Capital and Freshstart reserve the right to issue subordinated SBA debentures to the maximum extent permitted under the SBIA or SBA regulations.

  . We may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a business development company, we may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA and preferred stock issued to the SBA by

                                     SAI-2
   the RIC Subsidiaries may be considered senior securities issued by Medallion requiring asset coverage of 200%; however, pursuant to an exemptive order of the SEC, such debentures and preferred stock are exempt from the asset coverage requirements of the 1940 Act.

  . We will not (i) underwrite securities issued by others (except to the extent that we may be considered an "underwriter" within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities); (ii) purchase or sell real estate or real estate mortgage loans unless acquired as a result of ownership of securities or other instruments (except that we may purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments or the foreclosure of mortgages held by Medallion); (iii) engage in short sales of securities; (iv) purchase securities on margin (except to the extent that it may purchase securities with borrowed money); (v) write or buy put or call options; or (vi) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Medallion and the RIC subsidiaries may purchase interest rate caps and swaps covering up to 100% of their variable-rate debt. In addition, we may sponsor the securitization of loan portfolios.

  . Medallion and the RIC subsidiaries may originate loans and loans with equity features. To the extent permitted under SBA regulations, we may also make loans as permitted (i) under the 1996 Stock Option Plan; (ii) under the Non-employee Director Plan and plans providing for options for disinterested directors that might be adopted by Medallion in the future; and (iii) to officers and directors for the purchase of common stock. Medallion holds all of the outstanding common stock of the Founding Companies and may organize additional subsidiaries in the future. We may acquire restricted securities of small businesses.

  . Each RIC subsidiary shall not originate loans to, or invest in the securities of, any entity if, immediately after such loan or investment, more than 5% of the total assets of the RIC subsidiary originating such loan or making such investment (taken at current value) would be loaned to, or invested in the securities of such entity. Each RIC subsidiary shall not acquire more than 10% of the outstanding voting securities of any issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations, and that up to 25% of each RIC subsidiary's total assets (at current value) may be invested without regard to this limitation.

   Medallion and the RIC subsidiaries shall lend or invest at least 25% of their total assets (taken at current value) to or in entities primarily engaged in the taxicab industry and shall not lend or invest more than 25% of their total assets (taken at current value) to or in entities primarily engaged in any other single industry. This limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or to repurchase agreements secured by such obligations or to bank money-market instruments.

                                     SAI-3

Item 18--Management

                                   MANAGEMENT

Board Of Directors

   The current members of the board of directors are as follows:

                                                               Director    Expiration
          Name           Age Position(s) Held With Medallion     Since      of Term
          ----           --- -------------------------------   --------    ----------
Alvin M. Murstein(*)....  66 Chairman, Chief Executive
                             Officer and Director            February 1996    2002

Andrew M. Murstein(*)...  36 President and Director           October 1997    2004

Stanley Kreitman........  68 Director                        February 1996    2003

David L. Rudnick........  59 Director                        February 1996    2003

Mario M. Cuomo(*).......  68 Director                        February 1996    2004

Frederick S. Hammer.....  63 Director                         October 1997    2004

Benjamin Ward...........  73 Director                        February 1996    2002

--------
   An asterisk (*) indicates an "interested person" as such term is defined in
Section 2(a)(19) of the 1940 Act.

   The business and affairs of Medallion are managed under the direction of our board of directors. The board of directors is divided into three classes, each with a term of three years. Only one class of directors stands for election in any year. Messrs. Stanley Kreitman and David L. Rudnick are in the first class. Messrs. Andrew Murstein, Mario M. Cuomo and Frederick S. Hammer are in the second class and Messrs. Alvin Murstein and Benjamin Ward are in the third class. The board of directors has two committees, a Compensation Committee comprised of Messrs. Kreitman, Alvin Murstein and Ward and an Audit Committee comprised of Messrs. Kreitman, Rudnick and Ward.

   Messrs. Alvin Murstein, Andrew Murstein and Mario M. Cuomo are "interested persons" as such term is defined in Section 2(a)(19) of the 1940 Act.

   The non-employee directors will each be paid $10,000 for each year they serve and shall each receive $2,000 for the first board of directors meeting, per quarter, attended and $1,000 for attendance at any additional board of directors meetings that quarter, $250 for each telephonic board meeting and $1,000 for each committee meeting attended and are reimbursed for expenses relating thereto. The board of directors elects Medallion's officers who serve at the pleasure of the board of directors.

   As a business development company under the 1940 Act, a majority of our directors are required to be individuals who are not "interested persons" of Medallion. The current configuration of the Board is in compliance with the 1940 Act because it consists of four independent directors and only three directors who are deemed interested persons. The four independent directors have undertaken a review of all of the actions taken by the board (including themselves) while it was not in compliance with the 1940 Act's board composition requirements to determine whether to ratify such actions as being in the best interests of Medallion and its stockholders. There can be no assurance that the board will ratify such actions. In addition, we have commenced a search for an additional independent director and may also consider adding Andrew Murstein to the board upon the appointment of such independent director. Any newly appointed directors must stand for election at the next meeting of stockholders.

                                     SAI-4

Executive Officers of Medallion

   The current executive officers of Medallion are as follows:

           Name            Age         Position(s) Held With Medallion
           ----            --- ------------------------------------------------
Alvin M. Murstein(*)......  66 Chairman, Chief Executive Officer and Director
Andrew M. Murstein(*).....  36 President and Director
Brian S. O'Leary(*).......  55 Executive Vice President, Chief Operating
                               Officer and Chief Credit Officer
James E. Jack(*)..........  59 Chief Financial Officer and Executive Vice
                               President
Marie Russo(*)............  76 Senior Vice President and Secretary
Michael J. Kowalsky(*)....  60 Executive Vice President
Conrad J. Isoldi(*).......  57 Senior Vice President and Chief Administrative
                               Officer
Larry D. Hall(*)..........  47 Chief Accounting Officer and Assistant Treasurer
Dean W. Ryan(*)...........  41 Senior Vice President

--------
   An asterisk (*) indicates an "interested person" as such term is defined in
Section 2(a)(19) of the 1940 Act.

   Each officer's term extends until the first meeting of the board of directors following the next annual meeting of stockholders and until his or her successor is elected and qualified.

Executive Officers of Medallion's Subsidiaries

Medallion Funding Corp.

   Harvey Goldman has been the Senior Vice-President of MFC's Commercial Lending division since joining the company in September 1997. Prior to joining the company, Mr. Goldman was President of Asset Based Lending Corp. and also served simultaneously as Vice President of TLC Funding Corp., an SBIC firm, from September 1995 to September 1997. Mr. Goldman receive his B.S. in accounting from the City University of New York.

Medallion Taxi Media, Inc.

   Michael Leible has been President of Media since February 1998. From 1978 to 1990, Mr. Lieble was a Vice President at Transportation Displays Inc. from 1978- 1990 and a Vice President at Metromedia's Outdoor division from 1966 to 1978. He has also been in the Outdoor Advertising business since 1966. Mr. Leible received a B.S. from New York University Undergraduate School and a Law Degree from New York Law School.

   Mary Pat Holt has been the Chief Operating Officer of Media since August of 1998, when her company Taxi Ads merged with Media. She formerly served as the President of Taxi Ads since its inception in 1993. Ms. Holt has also served as the Executive Director of the State of Louisiana for the Cystic Fibrosis Foundation. Prior to that position, Ms. Holt held the joint title of Office Manager and Cost Accounting Manager for a nationally recognized architectural firm in New Orleans for 13 years. Ms. Holt attended the University of New Orleans.

Medallion Business Credit, LLC

   Gerald Grossman has been the President of Medallion Business Credit, LLC ("MBC"), the asset based lending division of Medallion, since September 1998. Prior to joining the company, Mr. Grossman headed the asset based division of Israel Discount Bank and Sterling National Bank as well as Continental Business Credit. Mr. Grossman received a B.A. in economics from Cornell University and a J.D. from New York University Law School.

                                     SAI-5

   Connie Mitchko came to Medallion to serve as Senior Vice President of Medallion Business Credit in September 1998. Ms. Mitchko was Vice President of Continental Business Credit, a wholly-owned subsidiary of Continental Bank, Garden City, New York. Prior to her positions in commercial finance, she held positions of management with First Jersey National Bank, Automatic Data Processing and Donaldson, Lufkin & Jenrette. Ms. Mitchko attended Montclair State University.

Medallion Capital, Inc.

   Thomas F. Hunt, Jr. is the President of Medallion Capital, Inc. Mr. Hunt practiced law at a law firm and subsequently acted as legal counsel for three companies. Mr. Hunt has been involved in over 100 venture capital investments and has served on the board of directors of numerous private and public companies. He has authored a handbook on venture capital investing and has frequently lectured on the subject before civic groups. Mr. Hunt has undergraduate and law degrees from the University of Tulsa.

   Dean R. Pickerell is Executive Vice President of Medallion Capital, Inc. Mr. Pickerell has held various controller and financial management positions and has been involved in the venture capital industry since 1985. He has served on the board of directors of numerous private and public companies. Mr. Pickerell has an undergraduate degree from Iowa State University and completed the course work for an MBA degree from Makato State University.

Business Lenders, LLC

   Penn Ritter is an executive Vice President of Business Lenders, LLC and serves as chairperson for Hartford's SBA Advisory Council. A former clerk to the Connecticut House of Representatives, Ritter has played a key role in the recruitment of experienced lending teams in both Connecticut and in Business Lenders' markets (Providence, RI; New York; New Jersey; Chicago; Boston and Scottsdale, AZ). Mr. Ritter is a member of the Government Affairs Committee of the Greater Hartford Chamber of Commerce.

Freshstart Venture Capital Corporation

   Alvin M. Murstein is the Chairman of the board of directors and Andrew Murstein is the President of Freshstart Venture Capital Corporation.

                                     SAI-6

Compensation of Directors and Executive Officers of Medallion

   The following table sets forth certain compensation information for (i) Medallion's Chief Executive Officer; (ii) its directors; and (iii) each of Medallion's four most highly compensated executive officers other than the Medallion's Chief Executive Officer, for the year ended December 31, 2000 (the Period) (collectively, the Compensated Persons). Medallion does not have a pension plan, but has established a 401(k) plan that provides matching contributions.

                           Summary Compensation Table

                                                                   Long-Term
                                                                  Compensation
                                    Annual Compensation              Awards
                          --------------------------------------- ------------
                                                                   Securities
Name and Principal                                 Other Period    Underlying
Position                  Year Salary($) Bonus($) Compensation(1)  Options(#)
------------------        ---- --------- -------- --------------- ------------
Alvin M. Murstein........ 2000  330,000   60,000       3,166            --
 Chairman and Chief
  Executive Officer       1999  300,000   50,000       3,166        125,000
                          1998  285,000      --          --          25,000

Andrew M. Murstein....... 2000  330,000  125,000         --             --
 President                1999  271,875  100,000         --         125,000
                          1998  198,750   75,000         --          25,000

Michael J. Kowalsky...... 2000  183,000   50,000       2,000         10,000
 Executive Vice President 1999  172,000  100,000       3,200         25,000
                          1998  158,000   40,000       1,067            --

Daniel F. Baker.......... 2000  170,000   60,000         --             N/A
 Treasurer and Chief
  Financial Officer(3)(4) 1999  167,500   25,000       2,500            N/A
                          1998  150,000   50,000         --             N/A

Brian S. O'Leary......... 2000  190,000   50,000         --          16,667
 Senior Vice President,
  Chief Credit Officer    1999      N/A      N/A         N/A            N/A
 and Chief Operating
  Officer(5)              1998      N/A      N/A         N/A            N/A

                                               Long-Term Compensation Awards(2)
                                               --------------------------------
                              Director Fees($) Securities Underlying Options(#)
                              ---------------- --------------------------------
Mario M. Cuomo, Director....       18,750                     --
Benjamin Ward, Director.....       33,750                     --
David L. Rudnick, Director..       33,750                   9,000(3)
Stanley Kreitman, Director..       33,750                   9,000(3)
Frederick S. Hammer,
 Director...................       20,500                     --

--------
(1) Amounts received pursuant to the matching program under the Medallion's 401(k) Plan.
(2) Options granted under the Non-employee Director Plan. The exercise price is $16.00.
(3) These shares vest in three equal installments of 3,000 shares on the date of the 2001 annual meeting of Medallion's stockholders, the 2002 annual meeting of the Medallion's stockholders and the 2003 annual meeting of the Medallion's stockholders, respectively.
(4) As of December 31, 2000, Mr. Baker is no longer employed by Medallion .
(5) Brian S. O'Leary began working for Medallion on December 13, 1999.

                                     SAI-7

                                               Pension or
                                               Retirement
                                            Benefits Accrued Total Compensation
                               Aggregate       as Part of    from Medallion and
                              Compensation    Medallion's    Medallion Complex
Name, Position               from Medallion     Expenses     Paid to Directors
--------------               -------------- ---------------- ------------------
Alvin M. Murstein, Chairman
 and Chief Executive
 Officer...................     $393,166          N/A                 --
Andrew M. Murstein,
 President.................      455,000          N/A                 --
Michael J. Kowalsky,
 Executive Vice President..      245,000          N/A                 --
Daniel F. Baker, Treasurer
 and Chief Financial
 Officer (1)...............      230,000          N/A                 --
Brian S. O'Leary, Senior
 Vice President and Chief
 Lending Officer...........      240,000          N/A                 --
Mario M. Cuomo, Director...       18,750          N/A              18,750
Stanley Kreitman,
 Director..................       33,750          N/A               9,000
David L. Rudnick,
 Director..................       33,750          N/A               9,000
Benjamin Ward, Director....       33,750          N/A              33,750
Frederick S. Hammer,
 Director..................       20,500          N/A              20,500

--------
(1)  As of December 31, 2000, Mr. Baker was no longer employed by Medallion.

Options Granted to Executives

   The following table sets forth certain information regarding options granted during the Period by Medallion to the following Named Executive Officers:

               Aggregated Options Granted in the Period and
                             Year-End Option Values

                                                                              Potential Realizable
                                                                                Value at Assumed
                                                                              Annual Rates of Stock
                                                                               Price Appreciation
                                            Option Grants                      for Option Term(2)
                         ---------------------------------------------------- ----------------------
                         Number of
                         Securities  Percent of
                         Underlying Total Options Exercise or Base
                          Options    Granted to        Price       Expiration
Name                     Granted(#)   Employees     ($/share)(1)      Date      5%($)      10%($)
----                     ---------- ------------- ---------------- ---------- ---------- -----------
Michael J. Kowalsky.....   10,000       10.73%          14.50       6/1/2010      91,200    231,100
Brian S. O'Leary........   16,667       17.89%         17.938       1/1/2010     147,200    320,300

--------
(1) The exercise price of these options is equal to the fair market value of the Medallion's common stock on the date of grant, as determined by the Medallion's board of directors.
(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying common stock. No gain to the optionees is possible without an increase in price of the underlying common stock, which will benefit all stockholders proportionately.

                                     SAI-8

Options Exercised by Executives

   The following table sets forth certain information concerning exercisable and unexercisable stock options held by the following Named Executive Officers in the Period:

              Aggregated Options Exercised in the Period and
                             Year-End Option Values

                                                            Number of
                                                      Securities Underlying   Value of Unexercised In-
                                                     Unexercised Options at     The-Money Options at
                             Shares                     December 31, 2000         December 31, 2000
                            Acquired       Value    ------------------------- -------------------------
                         on Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
                         -------------- ----------- ----------- ------------- ----------- -------------
Alvin M. Murstein.......        N/A          N/A      35,000       115,000            0           0(1)
Andrew M. Murstein......        N/A          N/A      35,000       115,000            0           0(1)
Michael J. Kowalsky.....        N/A          N/A      45,456        35,000      164,778       1,250(2)
Daniel F. Baker(5)......     13,636       81,616      34,410             0      124,736           0(3)
Brian S. O'Leary........        N/A          N/A           0        16,667            0           0(4)

--------
(1) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price ($29.25) with respect to 25,000 options (10,000 of which are exercisable at December 31, 2000) and the option exercise price ($17.25) with respect to 125,000 options (25,000 of which are exercisable).
(2) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price ($11.00) with respect to 45,456 options (all of which are exercisable at December 31, 2000), the option exercise price ($18.75) with respect to 25,000 options (none of which are exercisable at December 31, 2000) and the option exercise price ($14.50) with respect to 10,000 options (none of which are exercisable at December 31, 2000).
(3) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price ($11.00) with respect to 34,410 options.
(4) Based on the difference between the closing price of the underlying shares of common stock on December 29, 2000, as reported by the NASDAQ National Market ($14.625) and the option exercise price of $17.938 with respect to 16,667 options.
(5) As of December 31, 2000, Mr. Baker was no longer employed by Medallion.

Employment Agreements

   In May 1996, Alvin M. Murstein and Andrew M. Murstein entered into employment agreements with Medallion, which were subsequently amended in May 1998. The agreements automatically renew each year for a new five-year term unless either party terminates the agreement. The agreements may be terminated by Medallion for (i) expiration of term; (ii) death; (iii) disability; or (iv) "cause" as defined in the agreements. The executive may terminate the agreement upon 90 days written notice or for "good reason" as defined in the agreement. Compensation upon termination depends upon the reason for the termination. The agreements provide that Alvin M. Murstein and Andrew M. Murstein shall receive an annual base salary of $300,000 and $250,000 respectively, which may be increased but not decreased. The agreements contain non-competition covenants from the executives in favor of Medallion.

   Michael J. Kowalsky entered into an employment agreement with Medallion which became effective in May 1996 and was renewed in May, 1999 for a three-year term. Under the agreement Mr. Kowalsky is entitled to a annual salary of at least $160,000. If the agreement is not renewed at the end of the three-year term, Mr. Kowalsky shall receive a severance payment. The agreement contains a non-competition covenant from Mr. Kowalsky in favor of Medallion.

                                     SAI-9

   On May 1, 2001, James E. Jack entered into an employment agreement with Medallion for a three-year term which automatically renews absent notification of intent not to renew by either party. Mr. Jack shall receive a base salary of $262,500, $287,500, and $312,500, for the first, second and third years of employment, respectively. Mr. Jack is eligible to receive special bonuses based on certain performance criteria as set forth in the agreement. The agreement contains a non-competition covenant from the executive in favor of Medallion. Mr. Jack is entitled to a severance payment in the event that he is terminated "without cause" as defined in the agreement.

Stock Option Plan

   Executive officer compensation also includes long-term incentives afforded by options to purchase shares of common stock under Medallion's Amended and Restated 1996 Stock Option Plan. The purposes of Medallion's stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to Medallion's growth and development.

   The Medallions stock programs include long vesting periods to optimize the retention value of these options and to orient their executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave Medallion before these vesting periods, they forfeit the unvested portions of these awards. Medallion also makes annual grants of options which vest in one year.

   Except for executives with substantial holdings of Medallion's stock, the number of shares of common stock subject to option grants is generally intended to reflect the significance of the executive's current and anticipated contributions to Medallion. The exercise price of options granted by the Medallion is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the 1999 option grants to Medallion's executives, the board of directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which Medallion's performance is reflected in the price of the Medallion's common stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the board of directors.

Non-Employee Directors Stock Option Plan

   In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and Medallion's stockholders, the board of directors of Medallion adopted and the stockholders approved the 1996 Director Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan, (the Director Plan), which replaced the earlier plan. The Director Plan provides for the automatic grant of options to directors of Medallion who are not employees or officers, including interested persons, known as Eligible Directors. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plan did not occur until after the date of the approval of the Director Plan by the Commission. The Commission approved the Director Plan on April 12, 2000 (the Approval Date).

   The Director Plan provides that on the Approval Date, Medallion will grant an option to purchase 9,000 shares of common stock to each Eligible Director elected at the June 16, 1999 stockholder meeting. On the Approval Date, Medallion granted options consisting of a total of 9,000 shares of common stock at an option exercise price of $17.25 to Benjamin Ward. Under the Director Plan, Medallion will also grant an option to purchase 9,000 shares to each Eligible Director elected at an annual stockholder meeting after the Approval Date. If an Eligible Director is elected after the Approval Date by means other that an annual stockholder

                                     SAI-10
meeting, Medallion will grant an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the Eligible Director's three-year term. In 2000, Medallion granted options consisting of a total of 18,000 shares of common stock at an option price of $16.00 to Stanley Kreitman and David Rudnick.

   The total number of shares which may be granted from time to time under the Director Plan is 100,000 shares. The Director Plan is administered by a committee of the board of directors comprised of directors who are not eligible for grants or awards of options under the Director Plan. The exercise price of options granted is not less than the fair market value of Medallion's common stock on the date of grant or if the stock is not quoted on the date of grant, the current net asset value of the common stock as determined in good faith by the members of the board of directors not eligible to participate in the Director Plan. Options become exercisable at each annual stockholder meeting. The number of shares which are exercisable is calculated by multiplying the number of shares in the option by a fraction which contains the number of whole months since the date of grant or the last stockholder annual meeting in the numerator, and the number of whole months for which the Eligible Director was elected in the denominator. To exercise options, the optionee must remain an Eligible Director. No option may be exercised more than five years after the date on which it is granted.

   The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of common stock or any combination thereof. On December 31, 2000, 36,091 shares of common stock were reserved for future grants under the Director Plan.

   Options granted under the Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director for any reason, other than death, three months following the date such director ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

   The Director Plan may be terminated at any time by the board of directors, and will terminate ten years after the effective date of the Director Plan. The board of directors may not materially increase the number of shares authorized under the Director Plan or materially increase the benefits accruing to participants under the Director Plan without the approval of the stockholders of the Company.

401(k) Plan

   Since 1996, Medallion has become a participating employer in the Medallion Funding Corp. 401(k) Investment Plan (the 401(k) Plan) which covers all full and part-time employees of Medallion who have attained the age of 21 and have a minimum of one-half year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1.0% and no more than 15.0% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employees' contributions may not exceed certain maximum amounts determined under Section 402(g) of the Code. Employee contributions are invested in various mutual funds, according to the directions of the employee. On September 1, 1998, Medallion elected to match employee contributions to the 401(k) Plan in an amount per employee of one-third of the first 6% of an employee's contribution.

                                     SAI-11

Item 19--Control Persons and Principal Holders of Securities

                   CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

   The following table sets forth information, as of March 31, 2001, regarding the ownership of Medallion's common stock by (i) the persons known by Medallion to own more than five percent of its outstanding shares; (ii) all directors and nominees of Medallion; (iii) each of the executive officers of Medallion named in the Summary Compensation Table (the Named Executive Officers); and (iv) all directors and executive officers of Medallion as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the Commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 30, 2001 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

                                             Shares of        Percentage of
                                            Common Stock       Common Stock
            Name and Address             Beneficially Owned Beneficially Owned
            ----------------             ------------------ ------------------
Alvin M. Murstein(1)....................
 Chairman, Chief Executive Officer and
 Director                                    1,405,000             9.62%
 437 Madison Avenue, 38th Floor
 New York, NY 10022

Andrew M. Murstein(2)...................     1,315,000             9.01%
 President
 437 Madison Avenue, 38th Floor
 New York, NY 10022

Michael J. Kowalsky(3)..................        45,456                *
 Executive Vice President
 437 Madison Avenue, 38th Floor
 New York, NY 10022

Daniel F. Baker(3)(7)...................        34,410                *
 Treasurer and Chief Financial Officer
 437 Madison Avenue, 38th Floor
 New York, NY 10022

Brian S. O'Leary(3).....................         5,856                *
 Executive Vice President
 437 Madison Avenue, 38th Floor
 New York, NY 10022

Frederick S. Hammer, Director(3)........         4,651                *
 Inter-Atlantic Group
 712 Fifth Avenue
 New York, NY 10022

Mario M. Cuomo, Director(3).............         8,631                *
 Willkie Farr & Gallagher
 787 Seventh Avenue
 New York, NY 10019


                                     SAI-12

                                             Shares of        Percentage of
                                            Common Stock       Common Stock
            Name and Address             Beneficially Owned Beneficially Owned
            ----------------             ------------------ ------------------
Stanley Kreitman, Director(4)...........        11,178                *
 Manhattan Associates
 375 Park Avenue, Suite 1606
 New York, NY 10152

David L. Rudnick, Director(4)...........        19,178                *
 The Century Associates Group
 365 West Passaic Street
 Rochelle Park, NJ 07662

Benjamin Ward, Director(3)..............        13,272                *
 Brooklyn Law School
 250 Joralemon Street
 Brooklyn, NY 11201

All executive officers and directors as      2,862,332            19.60%
 a group................................
 (10 persons)(5)

Capital Guardian Trust Company(6).......     1,670,500            11.44%
 1100 Santa Monica Boulevard
 Los Angeles, CA 90025

J.P. Morgan Chase & Co..................       729,602              5.0%
 270 Park Avenue
 New York, NY 10022

--------
*  Less than 1.0%.

(1) Includes 1,250,000 shares owned by the Alvin Murstein Second Family Trust of which Alvin M. Murstein is a trustee and beneficiary, 90,000 shares owned by Alvin M. Murstein directly and 65,000 shares issuable upon the exercise of outstanding options.

(2) Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew M. Murstein is a trustee and beneficiary, and 65,000 shares issuable upon the exercise of outstanding options.
(3) Consists of shares issuable upon the exercise of outstanding options.
(4) Consists of shares owned by the reporting person and shares issuable upon the exercise of outstanding options.

(5) Includes (i) 1,250,000 shares owned by the Andrew Murstein Family Trust,
    (ii) 1,250,000 shares owned by the Alvin Murstein Family Trust, and (iii) 90,000 shares owned by Alvin M. Murstein directly.
(6) The Capital Guardian Trust Company beneficially owns shares held by several affiliated investment management companies that beneficially own 1,670,500 shares of Common Stock.
(7) As of December 31, 2000, Mr. Baker is no longer employed by the Company.

                                     SAI-13

Item 22--Tax Status

                       FEDERAL INCOME TAX CONSIDERATIONS

General

   The following summary of material federal income tax considerations is based on current law and does not purport to deal with all aspects of taxation that may be relevant to particular stockholders in light of their personal investment or tax circumstances, or to certain types of stockholders (including insurance companies, financial institutions, non-profit institutions, ERISA plans and broker-dealers) subject to special treatment under the federal income tax laws. Each prospective purchaser is advised to consult his or her own tax adviser regarding the specific tax consequences to him or her of the purchase, ownership and sale of the shares.

   We have elected and qualified to be taxed as a RIC under Sections 851 through 855 of the Code. We operate in a manner that permits us to satisfy the requirements for taxation as a RIC under the applicable provisions of the Code, but no assurance can be given that we will operate in a manner so as to remain qualified. The sections of the Code relating to qualification and operation as a RIC are highly technical and complex. The following sets forth the material aspects of the Code sections that govern the federal income tax treatment of a RIC and its stockholders. This summary is qualified in its entirety by the applicable Code provisions, rules and regulations thereunder, and administrative and judicial interpretations thereof.

   In brief, if certain detailed conditions of the Code are met, business development companies, such as Medallion, that otherwise would be treated for federal income tax purposes as corporations, are generally not taxed at the corporate level on their "investment company taxable income" that is currently distributed to stockholders. This treatment substantially eliminates the "double taxation" (i.e., taxation at both the corporate and stockholder levels) that generally results from the use of corporate investment vehicles. However, a RIC is generally subject to federal income tax at regular corporate rates on undistributed investment company taxable income.

   Furthermore, in order to avoid a 4% nondeductible federal excise tax on undistributed income and capital gains, we must distribute (or be deemed to have distributed) by December 31 of each year at least 98% of our ordinary income for such year, at least 98% of our capital gain net income (which is the excess of our capital gain over our capital loss and is generally computed on the basis of the one-year period ending on October 31 of such year) and any amounts that were not distributed in the previous calendar year and on which no income tax has been paid.

   If we fail to qualify as a RIC in any year, we will be subject to federal income tax as if we were a domestic corporation, and our stockholders will be taxed in the same manner as stockholders of ordinary corporations. In this event, we could be subject to potentially significant tax liabilities and the amount of cash available for distribution to our stockholders could be reduced.

Requirements for Qualification

   The Code defines the term "RIC" to include a domestic corporation that has elected to be treated as a business development company under the 1940 Act and meets certain requirements. These requirements include that (a) Medallion derive at least 90% of its gross income for each taxable year from dividends, interest, interest payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income derived from its business of investing in such stocks, securities or currencies; and (b) Medallion diversifies its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by (A) cash, and cash items (including receivables), U.S. Government securities and securities of other RICs, and (B) other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of Medallion

                                     SAI-14
and not more than 10% of the outstanding voting securities of such issuer; and
(ii) not more than 25% of the value of Medallion's total assets is invested in the securities (other than U.S. Government securities or securities of other
RICs) of any one issuer or of two or more issuers that are controlled by Medallion and which are engaged in the same, similar or related trades or businesses. In this regard, the failure of one or more of Medallion's RIC subsidiaries to continue to qualify as RICs could adversely affect Medallion's ability to satisfy the diversification requirements. The foregoing diversification requirements under the Code could restrict Medallion's expansion of its taxicab rooftop advertising business and its acquisition of additional medallion collateral appreciation participation loans. See "Risk Factors--The Internal Revenue Code's diversification requirements may limit our ability to expand our taxicab rooftop advertising business and to acquire additional medallion collateral appreciation loans."

   Furthermore, in order for Medallion to qualify as a RIC under the Code, it also must distribute to its stockholders in each taxable year at least 90% of
(a) its investment company taxable income and (b) the excess of its tax-exempt interest income over certain disallowed deductions.

Taxation of Medallion

   So long as we satisfy the above requirements, neither the investment company taxable income we distribute to stockholders nor any net capital gain that we distribute to stockholders subjects Medallion to federal income tax. Investment company taxable income and/or net capital gains that are retained by Medallion are subject to federal income tax at corporate income tax rates; provided, however, that to the extent that we retain any net long-term capital gains, we may designate them as "deemed distributions" and pay a tax thereon for the benefit of our stockholders. To the extent permitted, Medallion distributes to its stockholders for each of its taxable years substantially all of its investment company taxable income and may or may not distribute any capital gains.

   If we acquire debt obligations that were originally issued at a discount, or that bear interest rates that do not call for payments at fixed rates (or certain "qualified variable rates") at regular intervals over the life of the obligation, we will be required to include as interest income each year a portion of the "original issue discount" that accrues over the life of the obligation regardless of whether we receive the income, and we will be obligated to make distributions accordingly.

   As set forth above, Medallion must distribute at least 90% of its investment company taxable income to its stockholders in each taxable year in order to maintain its status as a RIC. Medallion may borrow funds, sell assets or take other actions to meet the distribution requirements. However, under the 1940 Act, we will not be permitted to make distributions to stockholders while senior securities are outstanding unless we meet certain asset coverage requirements. If we are unable to make the required distributions, we may fail to qualify as a RIC or may be subject to the nondeductible 4% excise tax. Furthermore, the SBA restricts the distributions that may be made to an amount equal to undistributed net realized earnings less the allowance for unrealized loan losses (which in the case of Medallion is included in unrealized depreciation).

Taxation of Stockholders

   As long as we qualify as a RIC, distributions made to our taxable domestic stockholders out of current or accumulated earnings and profits (and not designated as capital gain dividends) will be taken into account as ordinary income. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed our actual net long-term capital gain for the taxable year) without regard to the period for which the stockholder has held its stock. Corporate stockholders however, are subject to tax on capital gain dividends at the same rate as ordinary income. To the extent that Medallion makes distributions in excess of current and accumulated earnings and profits, these distributions are treated first as a tax-free return of capital to the stockholder, reducing the tax basis of the stockholder's stock by the amount of such distribution (but not below zero), with distributions in excess of the stockholder's tax basis taxable as capital gains (if the stock is held as a capital asset). In addition, any dividends declared by Medallion in October,

                                     SAI-15

November or December of any year and payable to a stockholder of record on a specific date in any such month shall be treated as both paid by Medallion and received by the stockholder on December 31 of such year, provided that the dividend is actually paid by Medallion during January of the following calendar year. Stockholders may not include in their individual income tax returns any net operating losses or capital losses of Medallion.

   If we choose to retain and pay tax on any net capital gain rather than distribute such gain to our stockholders, we will designate such deemed distribution in a written notice to stockholders prior to the expiration of 60 days after the close of the taxable year. Each stockholder would then be treated for federal income tax purposes as if we had distributed to such stockholder the stockholder's pro rata share of the net long-term capital gain retained by Medallion and the stockholder had paid its pro rata share of the taxes paid by Medallion and reinvested the remainder in Medallion.

   In general, if a stockholder holds Medallion stock as a capital asset and sells such stock, such stockholder will recognize short-term capital gain or loss if such stock was held for one year or less (after applying certain holding period rules) and long-term capital gain or loss if such stock was held for more than one year. However, any capital loss arising from the sale or exchange of common stock held for six months or less (after applying certain holding period rules) generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received.

Backup Withholding

   We report to our domestic stockholders and to the Internal Revenue Service the amount of dividends paid during each calendar year and the amount of tax withheld, if any, with respect thereto. Under backup withholding rules, a stockholder may be subject to backup withholding at the rate of 31% with respect to dividends paid unless such stockholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies as to no loss of exemption from backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A stockholder that does not provide us with its correct taxpayer identification number may also be subject to penalties imposed by the Internal Revenue Service. Any amount paid as backup withholding will be creditable against the stockholder's federal income tax liability.

Other Tax Considerations

 Reinvestment Plan.

   Stockholders participating in the Reinvestment Plan will be deemed to have received the gross amount of any cash distributions which would have been paid by Medallion to such stockholders had they not elected to participate. These deemed distributions will be treated as actual distributions from Medallion to the participating stockholders and will retain the character and tax effect applicable to distributions from Medallion generally. Participants in the Reinvestment Plan are subject to federal income tax on the amount of the deemed distributions to the extent that such distributions represent dividends or gains, even though they receive no cash. Shares of common stock received under the Reinvestment Plan will have a holding period beginning with the day after the date of distribution, and a tax basis equal to their cost (which is the gross amount of the deemed distribution). See "Dividend Reinvestment Plan."

 State, Local and Foreign Taxes.

   Medallion and its stockholders may be subject to state, local or foreign taxation in various jurisdictions, including those in which it or they transact business or reside. The state, local and foreign tax treatment of Medallion and its stockholders may not conform to the federal income tax consequences discussed above. Consequently, prospective stockholders should consult their own tax advisers regarding the effect of state, local and foreign tax laws on an investment in the common stock of Medallion.

                                     SAI-16

                           Part C--Other Information

Item 24. Financial Statements and Exhibits

   See the attached Exhibit Index and Financial Statements.

Item 25. Marketing Arrangements

   The information contained under the heading "Underwriting" on page 64 of this prospectus is incorporated herein by reference.

Item 26. Other Expenses of Issuance and Distribution

   The following table sets forth the estimated expenses expected to be incurred in connection with the offering:

      SEC registration fee.......................................... $10,936.50
      NASD fees.....................................................      4,875
      Nasdaq additional listing fee.................................     34,500
      Blue Sky fees and expenses....................................        --
      Accounting fees and expenses..................................     50,000
      Legal fees and expenses.......................................    275,000
      Printing and engraving fees...................................
      Registrar and transfer agent's fees...........................
      Miscellaneous fees and expenses...............................
                                                                     ----------
        Total.......................................................
                                                                     ==========

Item 27. Persons Controlled by or Under Common Control

   The following is a list of all the subsidiaries of Medallion:

   Name                              Jurisdiction of Incorporation or Formation
   ----                              ------------------------------------------
   Medallion Funding Corp..........                   New York
   Medallion Taxi Media, Inc.......                   New York
   Business Lenders, LLC...........                   Delaware
   Medallion Capital, Inc..........                   Delaware
   Medallion Business Credit, LLC..                   Delaware
   Freshstart Venture Capital
    Corp...........................                   New York

                                    [GRAPH]

Medallion Financial Corp & Subsidiaries
As of December 31, 2000

                           Medallion Financial Corp.

Business Lenders, LLC                  100%
Medallion Business Credit, LLC         100%
Medallion Capital, Inc.                100%
Medallion Funding Corp.                100%
Fresh start Venture Capital Corp.      100%
Medallion Taxi Media, Inc.             100%
FAP                                    100%


Item 28. Number of Holders of Securities

   The following table sets forth the number of record holders of Medallion's common stock as of May 23, 2001.

   Name of Class                                        Number of Record Holders
   -------------                                        ------------------------
   Common stock, $.01 par value per share..............           203

Item 29. Indemnification

   Section 145 of the Delaware General Corporation Law grants Medallion the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of Medallion, or is or was serving at the request of Medallion as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Medallion, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in the right of Medallion where the person involved is adjudged to be liable to Medallion except to the extent approved by a court. Article TENTH of Medallion's Certificate of Incorporation as currently in effect provides that Medallion shall, to the fullest extent permitted by the Delaware General Corporation Law, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was, or has agreed to become, a director or officer of Medallion, or is or was serving, or has agreed to serve, at the request of Medallion, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided for in Article TENTH is expressly not exclusive of any other rights to which those seeking indemnification may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such persons. Article TENTH permits the board of directors to authorize the grant of indemnification rights to other employees and agents of Medallion and such rights may be equivalent to, or greater or less than, those set forth in Article TENTH.

   Article V, Section 2 of Medallion's By-Laws provides that Medallion shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Medallion, or is or was serving at the request of Medallion, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against and incurred by such person in any such capacity.

   Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, Article NINTH of Medallion's Certificate of Incorporation eliminates a director's personal liability for monetary damages to Medallion and its stockholders for breaches of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is not then permitted under the Delaware General Corporation Law.

   Medallion has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Underwriters may be required to make in respect thereof.

Item 30. Business and other Connections of Investment Adviser

   Not applicable.

Item 31. Location of Accounts and Records

   Medallion maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act as applicable, pursuant to Section 64 of the 1940 Act.

Item 32. Management Services

   Not applicable.

Item 33. Undertakings

(1) Medallion hereby undertakes:

  (a) to suspend this offering until this prospectus is amended if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in this prospectus.

  (b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by Medallion under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

  (c) that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(2) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Medallion pursuant to the provisions of the Certificate of Incorporation and By-Laws, or otherwise, Medallion has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Medallion of expenses incurred or paid by a director, officer or controlling person of Medallion in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Medallion will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication for such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act, the registrant has duly caused Amendment No. 1 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of May, 2001.

                                          Medallion Financial Corp.

                                                /s/ Alvin Murstein
                                          By: _________________________________

                                                    Alvin Murstein,
                                                Chairman and Chief Executive
                                                          Officer


   Pursuant to the requirements of the Securities Act of 1933, Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 Name                            Title                        Date
                 ----                            -----                        ----

        /s/ Alvin Murstein             Chairman, Chief Executive          May 25, 2001
______________________________________  Officer (Principal
            Alvin Murstein              Executive Officer) and Director

        */s/ Larry D. Hall             Chief Accounting Officer           May 25, 2001
______________________________________  and Assistant Treasurer
            Larry D. Hall

     */s/ Andrew M. Murstein           President and Director             May 25, 2001
______________________________________
          Andrew M. Murstein

       */s/ Mario M. Cuomo             Director                           May 25, 2001
______________________________________
            Mario M. Cuomo

     */s/ Frederick S. Hammer          Director                           May 25, 2001
______________________________________
         Frederick S. Hammer

      */s/ Stanley Kreitman            Director                           May 25, 2001
______________________________________
           Stanley Kreitman

      */s/ David L. Rudnick            Director                           May 25, 2001
______________________________________
           David L. Rudnick

        */s/ Benjamin Ward             Director                           May 25, 2001
______________________________________
            Benjamin Ward

 /s/ Alvin M. Murstein                                           May 25, 2001

*By: _______________________

     Alvin M. Murstein,

      Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibits Description
 -------- -----------
  2a.1    Medallion Financial Corp. (Medallion) Restated Certificate of
          Incorporation. Filed as Exhibit 2a to Medallion's Registration
          statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

  2a.2    Certificate of Amendment to Medallion Restated Certificate of
          Incorporation. Filed as Exhibit 3.1.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 (File No.
          000-27812) and incorporated by reference herein.

  2b.     Medallion Restated By-Laws. Filed as Exhibit b to Medallion's
          Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

  2d.1    Instruments defining the rights of holders of securities: See
          Medallion's Restated Certificate of Incorporation. Filed as 2a to
          Medallion's (File No. 333-1670) and incorporated by reference herein.

  2d.2    Instruments defining the rights of holders of securities. See
          Certificate of Amendment to Medallion Restated Certificate of
          Incorporation. Filed as Exhibit 3.1.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 (File No.
          000-27812) and incorporated by reference herein.

  2d.3    Instruments defining the rights of holders of securities. See
          Medallion Restated By-Laws. Filed as Exhibit b to Medallion's
          Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

  2e.     Medallion's Dividend Reinvestment Plan. Filed as Exhibit e to
          Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

  *2h.    Form of Underwriting Agreement.

  2i.1    Medallion Amended and Restated 1996 Stock Option Plan. Filed as
          Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 (File No. 000-27812) and incorporated by reference herein.

  2i.2    Medallion's Amended and Restated 1996 Non-Employee Director Stock
          Option Plan. Filed as Exhibit A to Medallion's Application for an
          Amendment to the Commission Order approving the plan (File No. 812-
          11800) and incorporated by reference herein.

  2i.3    Medallion Funding Corp. 401k Savings Plan. Filed as Exhibit i.2 to
          Medallion's Registration Statement on Form N-2/A (File No. 333-1670) and incorporated by reference herein.

  2i.4    First Amended and Restated Employment Agreement between Medallion and
          Alvin Murstein dated May 29, 1998. Filed as Exhibit 10.20 to
          Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1998 (File No. 814-00188) and incorporated by reference herein.

  2i.5    First Amended and Restated Employment Agreement between Medallion and
          Andrew Murstein dated May 29, 1998. Filed as Exhibit 10.20 to
          Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1998 (File No. 814-00188) and incorporated by reference herein.

   2i.6   Employment Agreement, between Medallion and Michael Kowalsky, dated
          March 29, 1999 (File No. 333-60080) and incorporated herein by reference.

  2k.1 Agreement of Merger between Medallion, and Tri-Magna Corporation, dated December 21, 1995, as amended on February 22, 1996. Filed as
          Exhibit k3(i) to Medallion's Registration Statement on Form N-2 (file
          No. 333-1670) and incorporated by reference herein.

  2k.2    Stock Purchase Agreement among Medallion Transportation Capital
          Corp., LNC Investment, Inc., Leucadia, Inc. and Leucadia National
          Corporation, dated February 12, 1996. Filed as Exhibit k1 to
          Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

 Exhibits Description
 -------- -----------
  2k.3    Asset Purchase Agreement between Medallion, and Edwards Capital
          Company, dated February 21, 1996. Filed as Exhibit k2 to Medallion's
          Registration Statement on Form N-2 (File No. 333-1670) and
          incorporated by reference herein.

  2k.4    Amendment Number 2 to Agreement of Merger between and Tri-Magna
          Corporation, dated April 26, 1996. Filed as Exhibit k3(ii) to
          Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.
  2k.5    Amendment Number 1 to Stock Purchase Agreement among Medallion,
          Transportation Capital Corp., LNC Investments, Inc., Leucadia, Inc.
          and Leucadia National Corporation dated April 30, 1996. Filed as
          Exhibit k(i) to Medallion's Registration Statement on Form N-2 (File
          No. 333-1670) and incorporated by reference herein.

  2k.6    Amendment Number 1 to Asset Purchase Agreement between Medallion and
          Edwards Capital Company dated April 30, 1996. Filed as Exhibit k2(i) to Medallion's Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

  2k.7    Agreement between Medallion Taxi Media, Inc. and Glenn Grumman dated
          July 25, 1996. Filed as Exhibit 10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 (File
          No. 814-00188) and incorporated by reference herein.

  2k.8    Agreement between Medallion Taxi Media, Inc. and Metropolitan Taxicab
          Board of Trade, Inc. dated March 6, 1997. Filed as Exhibit 10.37 to
          Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1996 (File No. 000-27812) and incorporated by reference herein.

  2k.9    Letter Agreement dated April 18, 1997 between Medallion Funding Corp.
          and The Chase Manhattan Bank relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (File No. 814-09744) and incorporated by reference herein.

  2k.10   Letter Agreement dated May 9, 1987 between Medallion Funding Corp.
          and Fleet National Bank, now known as Fleet Bank, N.A., ("Fleet") relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.2 to Medallion's Quarterly Report on
          Form 10-Q for the quarterly period ended June 30, 1997 (File No. 814-
          09744) and incorporated by reference herein.

  2k.11   Letter Agreement dated May 12, 1997 between Medallion Funding Corp.
          and Fleet relating to an interest rate cap transaction in the amount of $10,000,000. Filed as Exhibit 10.3 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 (File No.
          814-09744) and incorporated by reference herein.

  2k.12   Asset Purchase Agreement dated as of August 20, 1997 among Medallion,
          BLI Acquisition Co., LLC, Business Lenders, Inc., Thomas Kellogg,
          Gary Mullin, Penn Ritter and TriumphConnecticut, Limited Partnership
          (including all exhibits thereto--schedule omitted). Filed as Exhibit
          10.2 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 (File No. 000-27812) and incorporated by reference herein.

  2k.13 Amended and Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion Funding Corp., the lenders party thereto
          Fleet, as Swing Line Lender, Administrative Agent and Collateral
          Agent and The Bank of New York as Documentation Agent with Fleet, as
          Arranger. Filed as Exhibit 10.50 to Medallion's Annual Report on Form
          10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.14   Revolving Credit Noted dated December 24, 1997 in the amount of
          $30,000,000 from Medallion Funding Corp. payable to Fleet Bank
          National Association Filed as Exhibit 10.51 to Medallion's Annual
          Report on Form 10-K for the fiscal year ended December 31, 1997 (File
          No. 812-0974) and incorporated by reference herein.

 Exhibits Description
 -------- -----------

  2k.15   Revolving Credit Note dated December 24, 1997 in the amount of
          $30,000,000 from Medallion Funding Corp. payable to The Bank of New
          York. Filed as Exhibit 10.52 to Medallion's Annual Report on From 10-
          K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.16   Revolving Credit Note dated December 24, 1997 in the amount of
          $30,000,000 from Medallion Funding Corp. payable to BankBoston, N.A.
          Filed as Exhibit 10.53 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.17   Revolving Credit Noted dated December 24, 1997 in the amount of
          $20,000,000 from Medallion Funding Corp. payable to Harris Trust and
          Savings Bank. Filed as Exhibit 10.54 to Medallion's Annual Report on
          Form 10-K for the fiscal year ended December 31, 1997 (File No. 812-
          09744) and incorporated by reference herein.

  2k.18   Revolving Credit Note dated December 24, 1997 in the amount of
          $20,000,000 from Medallion Funding Corp. payable to Bank Tokyo--
          Mitsubishi Trust Company. Filed as Exhibit 10.55 to Medallion's
          Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.19   Revolving Credit Note dated December 24, 1997 in the amount of
          $15,000,000 from Medallion Funding Corp. payable to Israel Discount
          Bank of New York. Filed as Exhibit 10.56 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No.
          812-09744) and incorporated by reference herein.

  2k.20   Revolving Credit Note dated December 24, 1997 in the amount of
          $15,000,000 from Medallion Funding Corp. payable to European American
          Bank. Filed as Exhibit 10.57 to Medallion's Annual Report on Form 10-
          K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.21   Revolving Credit Note dated December 24, 1997 in the amount of
          $15,000,000 from Medallion Funding Corp. payable to Bank Leumi USA.
          Filed as Exhibit 10.58 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.22   Revolving Credit Note dated December 24, 1997 in the amount of
          $20,000,000 from Medallion Funding Corp. payable to The Chase
          Manhattan Bank. Filed as Exhibit 10.59 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No.
          812-09744) and incorporated by reference herein.

  2k.23   Revolving Credit Note dated December 24, 1997 in the amount of
          $5,000,000 from Medallion Funding Corp. payable to Fleet Bank,
          National Association. Filed as Exhibit 10.60 to Medallion's Annual
          Report on From 10-K for the fiscal ended December 31, 1997 (File No.
          812-09744) and incorporated by reference herein.

  2k.24   Amended and Restated Security Agreement, dated as of December 24,
          1997, between Medallion Funding Corp., as Debtor and Fleet, as Agent and Secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and restated Loan Agreement, dated as of December 24, 1997, among Medallion Funding Corp., the banks signatory thereto, the Swing Line Lender, The Bank of New York as Documentation
          Agent and Fleet, as Arranger and Agent and the Holders of Commercial
          Paper issued by Medallion Funding Corp. Filed as Exhibit 10.61 to
          Medallion's Annual Report on Form 10-K for the fiscal year ended
          December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

 Exhibits Description
 -------- -----------

  2k.25   First Amendment, dated as of February 5, 1998, to Amended and
          Restated Loan Agreement, dated as of December 24, 1997, by and among Medallion Funding Corp., the lenders party thereto, Fleet as Swing
          Line Lender, Administrative Agent and Collateral Agent and The Bank of New York as Documentation Agent with Fleet, as Arranger. Filed as
          Exhibit 10.62 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.26   Amendment No. 1, dated as of March 12, 1998, to Amended and Restated
          Security Agreement, dated as of December 24, 1997, between Medallion
          Funding Corp., and Debtor and Fleet, as Agent and secured Party for the benefit of the Banks and Swing Line Lender signatory to the Amended and Restated Loan Agreement, dated as of December 24, 1997, among Medallion Funding Corp., the banks signatory thereto, the Swing
          Line Lender, The Bank of New York as Documentation Agent and Fleet, as Arranger and Agent and the Holders of Commercial Paper issued by Medallion Funding Corp. Filed as Exhibit 10.63 to Medallion's Annual
          Report on Form 10-K for the fiscal year ended December 31, 1997 (File
          No. 812-09744) and incorporated by reference herein.

  2k.27   Indenture of Lease, dated October 31, 1997, by and between Sage
          Realty Corporation, as Agent and Landlord, and Medallion, as Tenant.
          Filed as Exhibit 1064 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.28 Third Amendment, dated December 22, 1997, to Letter Agreement, dated as of December 1, 1996, between Medallion and Fleet. Filed as Exhibit
          10.65 to Medallion's Annual Report on form 10-K for the fiscal year ended December 31, 1997 (File No. 812-09744) and incorporated by reference herein.

  2k.29 Endorsement No. 3, dated December 22, 1997, to Revolving Credit Note dated December 1, 1996 in the amount of $6,000,000 from Medallion, payable to Fleet. Filed as Exhibit 10.66 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (File No.
          812-09744) and incorporated by reference herein.

  2k.30   (CE) Commercial Paper Dealer Agreement 4 (2) Program between
          Medallion Funding Corp., as issuer, and Smith Barney Inc., as dealer, dated as of March 13, 1998. Filed as Exhibit 10.1 to Medallion's
          Quarterly Report on Form 10-Q for the quarterly period ended March
          31, 1998 (File No. 000-27812) and incorporated by reference herein.

  2k.31   Agency Agreement, by and between Medallion Funding Corp. and Bank of
          Montreal Trust Medallion, dated as of March 13, 1998. Filed as
          Exhibit 10.2 to Medallion's Quarterly report on Form 10-Q for the quarterly period ended March 31, 1998 (File No. 000-27812) and incorporated by reference herein.

  2k.32 Loan Agreement, dated as of July 31, 1998, by and among Medallion, the Lenders Party thereto, Fleet, as Agent and Swing Line Lender and
          Fleet, as Arranger (exhibits included). Filed as Exhibit 10.2 to
          Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998 (File No. 814-00188) and incorporated by reference herein.

  2k.33   Amended and Restated Loan Agreement by and among Medallion, Medallion
          Business Credit, LLC, the Lenders Party hereto, Fleet, as Agent and
          Swing Line Lender and Fleet, as Arranger, dated June 29, 1999. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.34   Medallion Funding Corp. $22,500,000 7.20% Senior Secured Notes,
          Series A Due June 1, 2004 Note Purchase Agreement, dated as of June
          1, 1999. Filed as Exhibit 10.2 to Medallion's Quarterly Report on
          Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-
          00188) and incorporated by reference herein.

 Exhibits Description
 -------- -----------
  2k.35   Security Agreement between Medallion Funding Corp., as debtor, and
          Fleet, as Agent and secured party, for the benefit of the Travelers
          Insurance Medallion, the First Citicorp Life Insurance Medallion,
          Citicorp Life Insurance Medallion, Untied of Omaha Life Insurance
          Medallion and Companion Life Insurance Medallion dated June 1, 1999.
          Filed as Exhibit 10.3 to Medallion's Quarterly Report on Form 10-Q
          for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.36   Security Agreement between Medallion Funding Corp., as debtor, and
          Fleet, as Agent and secured party, for the benefit of The Bank and Swing Line Lender Signatory to the Amended and Restated Loan
          Agreement, dated as of June 29, 1999, among Medallion, Medallion
          Business Credit LLC, the Banks Signatory thereto, the Swing Line
          Lender and Fleet, as Arranger and Agent, dated as of June 29, 1999.
          Filed as Exhibit 10.4 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.37 Intercreditor Agreement, dated June 1, 1999, among Fleet Bank, N.A., as agent for an on behalf of the Banks, the Banks, the Senior
          Noteholders, Fleet, acting as collateral agent to the Senior
          Noteholders and Fleet as interecreditor collateral agent for the Senior Creditors. Filed as Exhibit 10.5 to Medallion's Quarterly
          Report on Form 10-Q for the quarterly period ended June 30, 1999
          (File No. 814-00188) and incorporated by reference herein.

  2k.38   $5,000,000 Swing Line Note, dated June 29, 1999. Filed as Exhibit
          10.6 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.39 $20,000,000 Revolving Credit Note No. 1, dated June 29, 1999. Filed as Exhibit 10.7 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.40 $15,000,000 Revolving Credit Note No. 2, dated June 29, 1999. Filed as Exhibit 10.8 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.41 $10,000,000 Revolving Credit Note No. 3, dated June 29, 1999. Filed as Exhibit 10.9 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.42 $10,000.000 Revolving Credit Note No. 4, dated June 29, 1999. Filed as Exhibit 10.10 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.43   $10,000,000 Revolving Credit No. No. 5, dated June 29, 1999. Filed as
          Exhibit 10.11 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.44   $5,000,000 Revolving Credit No. No. 6, dated June 29, 1999. Filed as
          Exhibit 10.12 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.45   $10,000,000 Revolving Credit No. No. 7, dated June 29, 1999. Filed as
          Exhibit 10.13 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.46   $10,000,000 Revolving Credit No. No. 8, dated June 29, 1999. Filed as
          Exhibit 10.14 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

 Exhibits Description
 -------- -----------
  2k.47   $10,000,000 Revolving Credit No. 9, dated June 29, 1999. Filed as
          Exhibit 10.15 to Medallion's Quarterly Report on Form 10-Q for the
          quarterly period ended June 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.48   Commercial Paper Dealing Agreement dated as of July 30, 1999 between
          Medallion, and U.S. Bancorp Investments, Inc. Filed as Exhibit 10.1 to Medallion's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1999 (File No. 814-00188) and incorporated by reference herein.

  2k.49   Amendment No. 1 to Second Amended and Restated Loan Agreement and
          Limited Waiver dated as of March 30, 2001, by and among Medallion, Medallion Business Credit, LLC, the lending institutions listed thereto, Fleet National Bank, as a Bank, as Swing Line Lender, and as
          Agent for the Banks. Filed as Exhibit 10.55 to Medallion's Quarterly
          Report on Form 10-K for the fiscal year ended December 31, 2000 (814-
          00188) and incorporated by reference herein.

  2k.50   Amendment No. 4 to Amended and Restated Loan Agreement and Limited
          Waiver dated as of March 30, 2001, by and among Medallion, Medallion
          Funding Corp., LLC, the lending institutions listed thereto, Fleet
          National Bank. as a Bank, as Swing Line Lender, and as Agent for the Banks. Filed as Exhibit 10.56 to Medallion's Annual Report on Form
          10-K for the fiscal year ended December 31, 2000 (814-00188) and incorporated by reference herein.

  2k.51   First Amendment Agreement, dated March 30, 2001 to Note Purchase
          Agreement, dated as of June 1, 1999, between Medallion Funding Corp., and each of the Purchasers named on the Schedule thereto. Filed as
          Exhibit 10.57 to Medallion's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 (814-00188) and incorporated by reference herein.

 *2k.52   Employment Agreement, between Medallion and James E. Jack, dated May
          1, 2001.

 +2l.1 Legal Opinion by Willkie Farr & Gallagher and a consent to use the legal opinion.

 *2n.1    Consent of Arthur Andersen LLP.

 *2o.1 Audited financial statements included in Medallion's Annual Report on Form 10-K for the fiscal year ending December 31, 2000 and unaudited financial statements included in Medallion's Report on Form 10-Q for the three months ended March 31, 2001.

  2p.1 Subscription Agreement between the Alvin Murstein Second Family Trust and Medallion Financial Corp. Filed as Exhibit p.1 to Medallion's
          Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

  2p.2    Subscription Agreement between the Andrew Murstein Family Trust and
          Medallion Financial Corp. Filed as Exhibit p.2 to Medallion's
          Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.

--------

*  Filed herewith.

+  To be filed on amendment.